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[LOGO]

1999
Annual Report

- Manager Discussions

- Financials

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Hartford
    Small Company HLS Fund

Portfolio Manager

[Picture]

STEVE ANGELI
Vice President
Wellington Management Company, LLP

Q. How Did The Fund Perform?

The Hartford Small Company HLS Fund returned 65.83% for the one-year time period ended December 31, 1999, outpacing the Lipper Small Cap VA-UF Average that increased 38.3%.

Q. Why Did The Fund Perform This Way?

Led by the fastest growth companies, the Russell 2000 Index outperformed the S&P 500 during the year. In fact, 1999, marks the first time in five years that small cap stocks have outperformed large cap stocks. For the one-year period ended December 31, 1999, the Russell 2000 Index advanced 21.3% while the S&P 500 increased 21.0%. This type of relative outperformance was long overdue and makes sense as the valuations for small cap stocks are very attractive and the earnings prospects remain strong. During the year, relative returns were positively impacted by strong stock selection within the technology and healthcare sectors.

Q. What Is Your Outlook For 2000?

Supported by powerful consumer spending trends, the U.S. economy should post relatively strong growth in 2000. Labor markets will be tight, but inflation will remain benign due to above-average productivity and moderating oil prices. In an environment of solid economic growth and stable inflation, smaller companies should outperform due to their strong earnings prospects and higher growth potential. However, substantially higher rates could lead to multiple compression, as valuations of small company stocks are sensitive to changes in interest rates. While Technology is unlikely to lead the market after last year's stellar performance, we remain very bullish on the sector's long-term prospects.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                   1 YEAR   SINCE INCEPTION
  Small Co. IA     65.83%       28.59%
  Russell 2000     21.26%       15.10%

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

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Hartford
    Capital Appreciation HLS Fund

Portfolio Manager

[Picture]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. How Did The Fund Perform?

The Hartford Capital Appreciation HLS Fund gained 37.5% for the
1-year period ended December 31, 1999 versus a return of 40.1% for the Lipper Capital Appreciation VA-UF Average.

Q. Why Did The Fund Perform This Way?

The market continued to broaden, particularly relative to market capitalization. Smaller companies' relative price-to-earnings ratios remain below the overall market's, while relative growth prospects are probably better. The historic disparity in both relative performance and valuations should lead to a further broadening of the market. World economic growth appears stronger than it has been for some time. The leverage in the cyclical sectors of the economy should be substantial, and we suspect that existing earnings estimates for these stocks will have to be revised upward as the year progresses. The technology sector was the star performer for the year as Internet mania infected all sectors of the market. The Fund's performance was again helped by a diverse group of companies, most of these were in the information technology sector.

Q. What Is Your Outlook For 2000?

Higher interest rates and obvious speculation have increased the overall level of market risk. Flows into equity funds, however, have remained strong, so the current uptrend may continue for a while longer. Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
               1 YEAR    5 YEAR    10 YEAR
  Cap App IA   37.46%    25.01%    19.76%
  S&P 500      21.03%    28.54%    18.21%

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

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Hartford
    MidCap HLS Fund

Portfolio Manager

[Picture]

PHILLIP H. PERELMUTER
Senior Vice President and Partner
Wellington Management Company, LLP


Q. How Did The Fund Perform?

The Hartford MidCap HLS Fund returned 51.81% for the 12-month period ending December 31, 1999 relative to its Lipper Mid Cap
VA-UF Average of 46.3%. The Fund has outperformed it Lipper peer group average by 7.4% since inception.

Q. Why Did The Fund Perform This Way?

In 1999, mid-cap stocks outperformed large cap stocks by just under 2%. Historically, mid-cap stocks have outperformed large cap stocks during a time of accelerating economic growth. Within the mid-cap universe, the best performing sectors were technology and biotechnology. The Fund's performance benefited from good participation in the better performing sectors such as technology and from an underweight position in poorer performing sectors such as finance.

Q. What Is Your Outlook For 2000?

We believe the outlook for the types of mid-cap companies we seek is positive. These high quality, market-leading companies should fare relatively well during a period of economic growth. The relative valuations of these stocks are near 10-year lows. The Fund should continue to fare well given our commitment and focus on maintaining the investment strategies used thus far.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                 1 YEAR      SINCE INCEPTION
  MidCap IA      51.81%           37.35%
  S&P 400        14.72%           13.17%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MIDCAP HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

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Hartford
    International Opportunities HLS Fund

Lead Portfolio Manager

[Picture]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

 Q. How Did The Fund Perform?

In the fourth quarter, the Hartford International Opportunities HLS Fund returned 22.2% bringing the return for the 1-year period ending December 31, 1999 to 39.86% versus a return of 42.9% for the Lipper International VA-UF Average over the same time period.

Q. Why Did The Fund Perform This Way?

Global equities delivered extraordinary performance during the year, despite rising interest rates. The MSCI EAFE Index led the way with strong European returns. Within Europe, Finland rose a phenomenal 153.3%, while Germany was up a more modest though still strong 20.5%. The UK rose 12.4% for the year. Elsewhere, Japan was up 61.8% on strength in technology and telecom issues. Emerging markets also advanced, led by the Pacific Rim. We continue to favor countries within the euro area and increased our exposure to these countries over the course of the year. Most of the euro area countries stand to benefit from economic growth that we expect will surprise on the upside. In Japan, we trimmed our position due to the lack of any recent initiatives by the government to further accelerate the process of change of the economy. We added selectively to our emerging markets exposure, as these markets should continue to perform well in an environment of improving global growth.

Q. What Is Your Outlook For 2000?

We will continue to focus on areas that have demonstrated growth or growth acceleration. Continental Europe remains the Fund's largest regional exposure, within which we continue to favor France and Germany. While we continue to like the longer-term outlook for continental Europe, for both cyclical and secular reasons, we believe that emerging markets will benefit the most from an economic upturn and have increased our exposure to selected markets in this area. In addition to favoring the faster growing economies of the world, we also favor some of the faster growing sectors such as information technology, telecommunications, and the internet, which are experiencing strong secular growth trends around the globe. In Japan, we have adopted a cautious stance as we await further evidence of corporate restructuring and continued economic recovery.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
              1 YEAR     5 YEAR  SINCE INCEP.
  Int'l. Opp. IA39.86%   15.36%     10.36%
  EAFE GDP*   31.02%     16.01%     10.41%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.

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Hartford
    Global Leaders HLS Fund

Portfolio Managers

[Picture]

RAND L. ALEXANDER, CFA
Senior Vice President
and Partner
Wellington Management
Company, LLP

[Picture]

ANDREW S. OFFIT
Vice President
Wellington Management
Company, LLP

Q. How Did The Fund Perform?

The Hartford Global Leaders HLS Fund returned 50.37% for the
12-month period ending December 31, 1999 versus 44.2% for its Lipper Global VA-UF peer group average.

Q. Why Did The Fund Perform This Way?

December 31st marked one of the most dramatic stock markets we have seen in some time. Around the globe, all forces were in sync to help produce stellar returns in the equity market. There were two important keys to the Fund's performance: sector allocation (most of the Fund's assets were in the better performing sectors) and stock selection (we added to the sector returns in all categories). The Fund remained focus on its themes and sector strategies, and continued to emphasize growth in both sectors and individual companies.

Q. What Is Your Outlook For 2000?

The market environment continues to be challenging to global investors. The only cautionary winds are interest rate increases around the world, a trend that we will closely monitor in the coming months. We have conviction in our company research and are committed to our sector strategy and will continue to seek to invest in the best companies in the world. We believe that as long as we continue to maintain this strategy, the Fund can continue to outperform its peers.

[CHART]

Returns
                     Cumulative Returns
               Period Ended December 31, 1999
                     1 YEAR     SINCE INCEPTION
  Global Leaders IA  50.37%         72.77%
  MSCI World         24.94%         39.25%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL LEADERS HLS FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Stock HLS Fund

Portfolio Manager

[Picture]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. How Did The Fund Perform?

The Hartford Stock HLS Fund returned 19.78% for the 12-month period ending December 31, 1999. The Fund's return under performed both the S&P 500 Index (21.0%) and the Lipper Growth VA-UF Average (31.5%). The Fund has outperformed its Lipper peer group over the 3 and 5-year time periods.

Q. Why Did The Fund Perform This Way?

In 1999, large capitalization growth stocks performed well, as did small and mid-cap growth stocks. Initial public offerings soared to record levels and takeovers reached new heights. Additionally, the Federal Reserve raised interest rates three times in an effort to slow down the pace of the U.S. economy. Somewhat hidden within this euphoria was the fact that once again, only about 30% of the stocks in the S&P 500 outperformed the index. Strong sectors included: electronics, communications equipment, metals and minerals, computer software, oil service and media. The Fund's performance benefited from overweight positions in semiconductors, communications equipment, computer software, oil and service and media and underweight positions in banks and food and beverages. In general, we added value versus the index through both accurate sector weightings and above average stock selection.

Q. What Is Your Outlook For 2000?

The U.S. economy continues to roll along. Unemployment is at record lows, the Federal budget is in surplus and the political arena seems benign. The major economic regions of the World seem to be recovering from the stagnant period of the last few years. Rising world interest rates could put a damper on further multiple expansion in many of the market's favorite growth names. Given the economic outlook and high valuation levels of growth companies, we believe that a shift to more cyclically oriented stocks at the margin makes sense. We continue to remain cautiously optimistic about the equity market.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
              1 YEAR     5 YEAR     10 YEAR
  Stock IA    19.78%     28.49%     17.88%
  S&P 500     21.03%     28.53%     18.21%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Growth and Income HLS Fund

Portfolio Manager

[Picture]

JAMES A. RULLO, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

Q. How Did The Fund Perform?

For the fourth quarter of 1999, the Hartford Growth and Income HLS Fund returned 15.6% and outperformed the Lipper Growth and Income VA-UF Average (+14.9%). Over the past year, the Fund has returned 21.82%, exceeding the 14.5% return of the Lipper VA-UF Growth and Income Average.

Q. Why Did The Fund Perform This Way?

Equity markets were very strong around the globe. In the U.S., the S&P 500 was up 21% and small cap stocks rallied over 21%. As expected, the Federal Reserve raised rates for a third time during the year, but the market was unfazed. Y2K concerns proved to be a non-event, as corporations seemed to be extraordinarily well prepared. The Fed was on hand with extra liquidity if needed, and this may have played a role in the year-end rally. Once again, technology issues carried the year. Some of the strongest performing sectors during the year were communications equipment and software. Our stocks in the technology sector - CISCO and MOTOROLA contributed to the strong performance of the Fund. Large cap drug stocks languished towards the end of the year, but the smaller stocks that we owned in their place did very well. For example, Immunex reported that sales of their arthritis drug was gaining popularity and sales rose faster than expected, and GENENTECH responded positively to the news that majority owner ROCHE would be offering more of their shares through a secondary offering.

Q. What Is Your Outlook For 2000?

We expect further Fed tightening and foresee interest rate pressures. However, it appears that the market still likes technology issues. We will continue to maintain our position in this sector, but will try to buy some less expensive hardware makers as we begin the next quarter. We continue to have faith in the higher yielding sectors like utilities and energy and will maintain our weighting in these sectors. The consumer stock sector is beginning to look more attractive and we will look to increase our weighting in this area as opportunities present themselves.

[CHART]

Returns
                     Cumulative Returns
               Period Ended December 31, 1999
                        1 YEAR  SINCE INCEPTION
  Growth and Income IA  21.82%     26.31%
  S&P 500               21.03%     22.17%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GROWTH AND INCOME HLS FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Dividend and Growth HLS Fund

Portfolio Manager

[Picture]

LAURIE A. GABRIEL, CFA
Senior Vice President and Managing Partner
Wellington Management Company, LLP

Q. How Did The Fund Perform?

The Hartford Dividend and Growth HLS Fund returned 5.31% for the 12-month period ending December 31, 1999 versus the Lipper Equity Income Average return of 3.3% over the same time period. The Fund's performance has exceeded that of its Lipper peer group average over the 3 & 5-year periods.

Q. Why Did The Fund Perform This Way?

With the strength in the technology sector, it's not surprising that growth again outperformed value (Russell 1000 Growth Index total return 25% versus the Russell 1000 Value Index total return 5%). Our long-term positions within the Health Care, Finance and Industrial/Commercial sectors were strong contributors to the Fund's performance.

Q. What Is Your Outlook For 2000?

We will continue to maintain a long-term view on stock selection and sector representation. In line with our dividend-oriented style, we continue to be underweight in the information technology sector. Our stock positions have an above-average yield and below average P/E and beta. Relative to the market, the Fund should continue to exhibit these value-oriented characteristics over time.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                   1 YEAR   5 YEAR  SINCE INCEPTION
  Div. and Grow.IA  5.31%   22.07%    19.10%
  S&P 500          21.03%   28.53%    24.25%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    International Advisers HLS Fund

Portfolio Managers

[Picture]

ROBERT EVANS
Senior Vice President
and Partner
Wellington Management
Company, LLP

[Picture]

TROND SKRAMSTAD
Senior Vice President
and Partner
Wellington Management
Company, LLP

Q. How Did The Fund Perform?

The Hartford International Advisers HLS Fund returned 23.16% for the 1-year period ended December 31, 1999 versus an 18.0% return for the Fund's Composite Index (55% MSCI EAFE, 35% SB Non-U.S.
World Gov't Bond (hedged) and 10% T-Bill).

Q. Why Did The Fund Perform This Way?

In 1999, the global economy continued to accelerate with strong activity in all regions. The U.S. economy continued to enjoy strong economic growth and low inflation throughout the year. European equities were particularly strong during the year. Elsewhere, Japanese equities performed well due to the strength in technology and telecom issues, and Asia ex-Japan also experienced strong performance. Emerging markets continue to be robust, led by Latin America. In this market environment, we continued to tilt the Fund toward equities and cash instead of bonds, which boosted Fund performance. By the end of the year, the Fund's equity exposure had risen to 60%, with 30% in bonds and 10% in cash.

Q. What Is Your Outlook For 2000?

We expect that global economic activity will surprise on the upside as the cycles of Europe, Japan, Asia ex-Japan and the emerging markets continue to build up steam at the same time. While we continue to like the longer term outlook for Continental Europe equities, we believe that the emerging market companies are the most leveraged to the global economic upturn and have increased our exposure to selected markets in this group. In Japan, we have adopted a cautious stance as we await further evidence of additional steps toward economic and corporate restructuring. We are likely to rebalance the Fund from stocks toward bonds early in 2000, moving closer to a neutral 35% weighting in bonds. While international stock markets remain attractive, prices became a little overvalued at the end of last year, and valuations are now stretched. With rising bond yields and expensive valuations for stocks, the prospects for fixed income have increased relative to equity. In 2000, we expect further non-U.S. outperformance, driven by the strength in the euro.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                           1 YEAR  SINCE INCEPTION

  Int'l Advisers IA         23.16%    14.28%
  EAFE GDP                  31.02%    17.24%
  Salomon World Govt. Bond  -5.07%     5.03%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL ADVISERS
HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Advisers HLS Fund

Portfolio Managers

[Picture]

RAND L. ALEXANDER, CFA
Senior Vice President
and Partner
Wellington Management
Company, LLP

[Picture]

PAUL D. KAPLAN
Senior Vice President
and Partner
Wellington Management
Company, LLP

Q. How Did The Fund Perform?

The Hartford Advisers HLS Fund returned 10.59% for the 12-month period ending December 31, 1999 versus the Lipper Flexible VA-UF Average return of 12.1%. The Fund's performance has significantly exceeded its Lipper peer group over the 3 and 5-year periods.

Q. Why Did The Fund Perform This Way?

We have gradually increased our equity exposure in response to favorable fundamentals; however, we remain cautious to the possible negative effects resulting from more interest rate hikes. The equity portion of the Fund's performance benefited from overweight positions in semiconductors, communications equipment, computer software, oil and service and media and underweight positions in banks and food and beverages. In general, we added value versus the index through both accurate sector weightings and above average stock selection. The bond market provided mixed results in 1999 with the corporate and mortgage backed sectors leading the way. We continue to maintain substantial positions in both corporate and mortgage backed bonds, positions that clearly helped performance during 1999.

Q. What Is Your Outlook For 2000?

For 2000, the critical issue for the direction of interest rates is precisely the same as it was during 1999, the pace of the U.S. economy. It is likely that the Fed will continue to pay primary attention to real growth. We do not believe a radical upward move in the Fed Funds rate is either necessary or desirable and that a peak in long-term interest rates is not far off. We will likely begin to slowly add longer bond positions to the portfolio in anticipation to an end to the current round of Fed tightening. By gradually adjusting the weighting between stocks, bonds, and cash we will continue to use our expectations of market developments to produce attractive returns.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                    1 YEAR    5 YEAR   10 YEAR
  Advisers IA       10.59%    20.76%   13.98%
  S&P 500           21.03%    28.53%   18.21%
  Lehman Govt./Corp.-2.15%     7.61%    7.65%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    High Yield HLS Fund

Portfolio Manager

[Picture]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company (HIMCO)

Q. How Did The Fund Perform?

The Hartford High Yield HLS Fund commenced operations on September 30, 1998. The Fund's Class IA shares placed in the 44th percentile of its Lipper peer group for the 12 months ended December 31, 1999, producing a total return of 4.70% versus the 3.95% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Fund average.

Q. Why Did The Fund Perform This Way?

- The Fund's high average credit quality contributed to Fund outperformance as BB rated high yield securities significantly outperformed the lower-rated B and CCC universe of high yield issues.

- The Fund's overweight of the commodity-related industries, such as oil exploration and chemicals, provided additional performance at the margin.

Q. What Is Your Outlook For 2000?

The current yield offered by the high yield market today averages
9.75%, offering income-seeking investors an attractive investment complement to higher quality fixed income securities or equities.

As we enter the new year, we are emphasizing three themes in the high yield funds. The first theme reflects our belief that there are opportunities for outperformance in high yield securities that will benefit from rising global economic growth. The commodity-related issues we have been emphasizing in the portfolio are reflective of this view. We have overweighted issues of select health care providers to reflect our view that the worst is behind this segment of the healthcare industry, and that their securities are attractively valued. Finally, the Fund carries an underweighted position in securities that could be adversely impacted by rising interest rates and/or an enthusiastic U.S. consumer.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                     1 YEAR  SINCE INCEPTION
  High Yield IA       4.70%       6.69%
  Lehman High Yield   1.87%       3.62%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HIGH YIELD HLS FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Bond HLS Fund

Portfolio Manager

[Picture]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company (HIMCO)

Q. How Did The Fund Perform?

The Hartford Bond HLS Fund Class IA shares placed in the 60th percentile of its Lipper peer group for the 12 months ended December 31, 1999, producing a total return of -2.02% versus the -1.57% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.

Q. Why Did The Fund Perform This Way?

- The Fund's increased weightings in mortgage passthroughs contributed positively to its performance relative to the market, as these securities out performed the corporate market during the third and fourth quarters.

- The Fund's overweighted position in commodity-related fixed income securities had a positive impact on Fund performance, as many of these companies staged a comeback from their 1998 lows.

- The Fund's holdings in short-dated corporate issues acquired during the height of the market's Y2K concern aided portfolio performance during the second half of the year when concerns about the transition into the new year abated.

Q. What Is Your Outlook For 2000?

With the domestic economy firing on all cylinders and the isolated events of 1998's Russian default and last year's Y2K apprehension now behind us, we believe that the Federal Reserve will tighten more aggressively this year. Our portfolio positioning as we enter 2000 includes a shorter average maturity than the market. We will increase our emphasis on the mortgage sector for two reasons: The large percentage of the market which is trading at a discount to par value and the favorable supply/demand balance which our traders currently forecast. Among investment grade and high yield corporate issues, we will continue to emphasize those securities that will benefit from rising global economic growth, including the commodity-related issues mentioned above. We underweight most consumer and financial-related issues, as these industries are likely to experience greater fundamental challenges in a rising rate environment.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                     1 YEAR 5 YEAR 10 YEAR
  Bond IA            -2.02%  7.68%  7.40%
  Lehman Govt./Corp. -2.15%  7.61%  7.65%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Hartford
    Mortgage Securities HLS Fund

Portfolio Manager

[Picture]

PETER PERROTTI
Vice President
Hartford Investment
Management Company (HIMCO)

Q. How Did The Fund Perform?

The Hartford Mortgage HLS Fund Class IA shares placed in the 29th percentile of its Lipper peer group for the 12 months ended December 31, 1999, producing a total return of 1.52% versus the 0.45% return of the Lipper U.S. Mortgage Funds rated Variable Annuity Underlying Fund Universe.

Q. Why Did The Fund Perform This Way?

Interest rates continued to rise in the face of strong economic growth and the anticipation of a smooth transition into Y2K. Although inflation has remained subdued, the Federal Reserve raised the Fed Funds target rate twice during the second half of the year, pointing to the tight Labor Market. The Treasury market followed the Fed's lead, as the 30-year rate rose over 6.478%. The Hartford Mortgage Fund performed well since we were shorter in duration than the mortgage market. The Fund also benefited from its allocation to higher yielding mortgage securities.

Q. What Is Your Outlook For 2000?

As we move into the New Year, the Fund is set up with slightly lower duration than the mortgage index. We have a significant overweight in the higher coupon, which are also higher yielding mortgage securities, as we continue to believe they offer excellent relative value. Although interest rates rose significantly in 1999, the Federal Reserve will remain vigilant in the face of potential inflation putting pressure on rates in the near term.

Mortgage Securities currently offer a very attractive risk/reward profile. With the backup in rates, only a small percentage of the outstanding mortgages are currently economic to refinance. Mortgages offer diversification away from overall corporate risk, with the primary mortgage issuers being U.S. Government (or quasi-Government) agencies: GNMA, FNMA, and FHLMC.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                 1 YEAR   5 YEAR    10 YEAR
  Mort. Sec. IA   1.52%    7.59%     7.10%
  Lehman Mort.    1.86%    7.98%     7.78%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

BB&T
    Growth & Income Fund

Portfolio Manager

RICK B. JONES, CFA
Vice President
Branch Banking & Trust Co.

Q. How Did The Fund Perform?

The BB&T Growth & Income Variable Annuity Fund provided a total return of -3.85% for the 12-month period ended December 31, 1999.
In comparison, the Lipper Growth & Income Variable
Annuity-Underlying Fund average gained 11.61%.

Q. Why Did The Fund Perform This Way?

It was a very narrow market for most of the year, with investors focusing on an increasingly smaller handful of growth stocks as the year progressed. Only during a three-month stretch from April to July did the type of value issues we favor show any strength. For the rest of the year, we saw a market enamored of growth stocks, or more specifically, technology stocks. If you didn't have a strong technology presence in your portfolio, achieving top-notch performance was challenging, and such was the case with our fund.

We take a diversified value approach. We look for high-quality, large to mid-sized companies that produce significant earnings and pay a dividend. In the long run, this strategy has served our shareholders well, though over the last year, such an approach was out of fashion. In fact, the average stock was down in 1999 and we found this negative tide too strong to overcome.

As of December 31, 1999, the portfolio's five largest holdings were: Hewlett Packard, AT&T, Kimberly Clark, Johnson & Johnson and IBM.

We continued to provide an above-average yield. Also as of December 31, our dividend yield was 2.3%, versus 1.12% for the S&P 500.

Q. What Is Your Outlook For 2000?

We believe there are more opportunities for judicious stockpicking than there has been in a long time. With investors generally ignoring most sectors throughout 1999, despite the fact that earnings have been growing in many areas of the market, we have found some attractive values. Although we run a diversified portfolio and don't make large sector bets, we believe there are some compelling opportunities in financial services, health care and even technology. The port-folio's price-to-book and price-to-earnings ratios remain much lower than the overall market's, which underscores our value emphasis.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                   1 YEAR   SINCE INCEPTION
   BB&T G&I        -3.85%       10.96%
   S&P 500         21.03%       25.71%

   THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BB&T GROWTH AND INCOME FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

AmSouth
    Equity Income Fund

Portfolio Manager

CHRISTOPHER WILES, CFA
President
Rockhaven Asset Management

Q. How Did The Fund Perform?

The AmSouth Equity Income Variable Annuity Fund provided a total return of 25.00% for the 12-month period ended December 31, 1999.
In comparison, the Lipper Equity Income Variable Annuity -
Underlying Fund average gained 6.33%.

Q. Why Did The Fund Perform This Way?

Our style of investing was beneficial. Our discipline is to be fully invested and sector-neutral; we don't attempt to time the market or gamble on which sector will be "hot" in the short run. For example, if the S&P 500 has a 30% weighting in technology, we're going to have an equal tech allocation. What we focus on is picking the securities in each sector that offer the highest yields, or those that are growing their dividends the fastest. In technology, because a lot of stocks don't pay dividends, we used a lot of convertible securities; our average convertible holding yielded roughly 3.5%. Clearly, the tech sector was the place to be last year; tech stocks accounted for approximately 90% of the S&P 500's performance. We were market-weighted in technology, while most of our peers in the equity income universe tended to be underweighted, because they shy away from convertibles. This situation played to our advantage.

It always is our intent to provide a yield that is significantly higher than the benchmark's, and we achieved this objective throughout the period. As of December 31, 1999, our yield was 2.43%, versus 1.12% for the S&P 500.

Also as of December 31, the portfolio's five largest holdings were:
Nextel Convertible Preferred, General Electric, BCE, Inc., Veritas Software Convertible Bond, Costco Convertible Bond.*

Q. What Is Your Outlook For 2000?

We don't try to forecast the future in the stock market, since we believe it's impossible to do. Still, we believe the key factor to watch this year is a tug-of-war between higher interest rates and higher earnings growth rates. It's fairly obvious that the Federal Reserve will continue to tighten credit in order to slow economic growth and stem inflationary pressures. On the other hand, we anticipate very strong revenue and earnings growth rates in the technology sector. Whether this growth is enough to offset interest-rate increases remains to be seen. Consequently, we believe there will be a lot of volatility in the market throughout the year.

*  The Funds portfolio composition is subject to change.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                   1 YEAR  SINCE INCEPTION
   Equity Income   25.00%      18.14%
   S&P 500         21.03%      23.74%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH EQUITY INCOME FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

AmSouth
    Select Equity Fund

Portfolio Managers

[Picture]

NEIL WRIGHT
OakBrook Investments

[Picture]

JANNA SAMPSON
OakBrook Investments

[Picture]

PETER JANKOVSKIS
OakBrook Investments

Q. How Did The Fund Perform?

Since its inception on May 3, 1999, which represents just less than eight months of performance, the AmSouth Select Equity Variable Annuity Fund provided a total return of -14.51%(1) for the period ended December 31, 1999. In comparison, the S&P 500 Index returned 9.41% for the same period

Q. Why Did The Fund Perform This Way?

Our strategy leads us to buy the stocks of companies with stable earnings growth and relatively low valuations. Unfortunately, these types of stocks are not found in the one sector where investors focused their interest: technology. In the months of November and December alone, the tech-heavy Nasdaq rose 33%, and it ended the year at a record level. In this type of environment, when high-flying, richly valued tech stocks are roaring ever higher, the stable stocks we favor tend to get left behind. Nonetheless, some of our key holdings performed well, especially toward the end of the period. In the fourth quarter of 1999, for example, Automatic Data Processing (8.0% of the Fund's net assets) reported its 151st consecutive quarter of double-digit earnings growth. This is the type of stock we like to own. Another of our core holdings, Waste Management (7.4%), started to resolve some of its earlier problems, and looks to be ready to reward us for our patience.

As of December 31, 1999, the portfolio's five largest holdings were: Automatic Data Processing, Waste Management, Sysco, Emerson
Electric and Bristol-Myers Squibb.*

Q. What Is Your Outlook For 2000?

The big story in 1999 was the meteoric rise in tech stocks. The big story in 2000 also will center on technology, but the question will be: Do tech stocks continue to soar, or are they poised for a significant correction? We can't predict how the market will perform in the short term, and we hesitate to hazard a guess about what the next six to 12 months will hold. At the same time, we expect to eventually see investors return to our type of stable stocks. In the 36 years, relative valuations for stable stocks rarely have been this low -leading us to believe that when the mania surrounding technology finally abates, stable stocks could outperform the market for a long time.

* The Fund's portfolio composition is subject to change.

(1) Without the 1.25% cost of insurance charge, the Fund's performance would have been 14.51%.

[CHART]

Returns
              Period Ended December 31, 1999
                                SINCE INCEPTION
    Select Equity                   -14.51%
    S&P 500                           9.41%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE AMSOUTH SELECT EQUITY FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Huntington
    VA Income Equity Fund

Portfolio Manager

[Picture]

JAMES BUSKIRK, CFA
Chief Investment Officer and
Senior Vice President
Huntington Funds

Q. How Did The Fund Perform?

Since its inception on October 20, 1999, which represents just a little over two months of performance, the Huntington VA Income
Equity Fund provided a total return of -0.72% for the period ended December 31, 1999.

Q. Why Did The Fund Perform This Way?

The Fund's performance proved disappointing in the first two months of introduction, largely due to its sensitivity to interest rates. That is, rising rates throughout the year had a decidedly negative impact on the Fund's significant holdings in high yielding stocks, also known as value stocks. In addition, company and/or industry specific problems drove stock prices of current held positions sharply lower, as investors were unwilling to tolerate any earnings shortfalls by these so-called "old economy" companies. Certainly, no small measure for the weakness in such stocks is due to investors fleeing what they perceive to be no-growth, old-line companies in favor of those fast-growing, "new economy" companies engaged in all facets of the technology revolution. Since the Fund's focus is squarely on dividends, and many of the ever-popular technology stocks have little in the way of reportable earnings, much less dividends, we did not participate in the recent robust growth of that sector.

Q. What Is Your Outlook For 2000?

We continue to believe attempting to divine the near-term direction of the market is little more than guesswork. The Fund remains committed to providing its shareholders with a high dividend yield, steady dividend growth, low costs, and competitive risk-adjusted returns. We are confident the market will positively reward this focus over time.

[CHART]

Returns
               Period Ended December 31, 1999
                            SINCE INCEPTION
   Income Equity                -0.72%
   S&P 500                      16.78%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HUNTINGTON VA INCOME EQUITY FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mentor
    VIP Capital Growth Fund

Portfolio Managers

JOHN DAVENPORT, CFA
Chief Financial Officer (Managing Director)
Mentor Investment Group

RICHARD SKEPPSTROM
Senior Vice President &
Portfolio Manager
Mentor Investment Group

STEVE CERTO
Vice President &
Portfolio Manager
Mentor Investment Group

CRAIG DAUER
Vice President &
Portfolio Manager
Mentor Investment Group

JOHN JORDAN
Vice President &
Portfolio Manager
Mentor Investment Group

Q. How Did The Fund Perform?

The Mentor VIP Capital Growth Fund appreciated 6.34% in the fourth quarter, compared to the 14.88% return of the benchmark S&P 500. For 1999, the Mentor VIP Capital Growth appreciated 6.50% underperforming the S&P 500, which ended the year up 21.03%. The performance figures do not include the affects of any insurance related charges.

Q. Why Did The Fund Perform This Way?

Limited exposure to high market cap, high P/E technology stocks, and the more volatile cyclical and energy sectors largely explains our underperformance. Our consistent-growth-at-a-reasonable-price methodology simply does not justify our owing these sectors of the market.

Despite our lack of high P/E tech exposure, over one-quarter of our holdings benefit directly from technology spending (i.e. Automatic Data Processing, Computer Associates, Computer Sciences, First Data, Intel, MCI Worldcom, and Sungard Data Systems). These technology companies, like other holdings in the Fund, have substantial businesses, impressive operating records, and are showing above-average earnings growth, but they trade at about half the valuation of the technology sector. The Fund as a whole trades at about a 25% discount to the S&P 500.

Recently, we acquired a position in American Home Products. This company has an above average pipeline of new drugs, yet due to recent negative publicity trades at an extremely cheap valuation compared to other companies in its industry. Furthermore, we believe the AHP merger with Warner-Lambert is not likely to occur due to the more attractive offer for Warner by Pfizer. That would likely put AHP in play. We also added Masco to our portfolio. It is the leading building supply products company. The company is a market leader in each of its core businesses: faucets, kitchen and bathroom cabinetry, building hardware, and paint. In addition, the stock trades at 13x year 2000 earnings estimates. We added Danaher, an industrial company that designs, manufactures, and markets industrial and consumer products. Its two major business lines are tools (e.g., Craftsmen) and process/environmental controls. High quality management, an under-leveraged balance sheet, and strong free cash flow position it as a consolidator in a fragmented industry.

Q. What Is Your Outlook For 2000?

We believe the market is in a state of extreme volatility and speculation but realize our investment discipline will be rewarded as the markets move towards their historical averages. The portfolio is well positioned for attractive relative performance in a declining earnings growth environment or a more normal valuation environment.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                      1 YEAR  SINCE INCEPTION
   VIP Capital Growth  6.50%      19.64%
   S&P 500            21.03%      20.25%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR VIP CAPITAL GROWTH FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mentor
    VIP Perpetual International Fund

Portfolio Managers

SCOTT McGLASHAN
Far East Team Leader
Perpetual, PLC

KATHRYN LANGRIDGE
Southeast Asia Team Leader
Perpetual, PLC

STEPHEN WHITTAKER
UK Team Leader
Perpetual, PLC

MARGARET RODDAN
Europe Team Leader
Perpetual, PLC

MARK TURNER
Latin America Team Leader
Perpetual, PLC

Q. How Did The Fund Perform?

The Fund returned 19.29% for the quarter, outpacing its MSCI EAFE Index benchmark of 17.05%. For the year, the Mentor VIP Perpetual International returned 39.97%, while its benchmark returned 26.98%. The performance figures do not include the affects of any insurance related charges.

Q. Why Did The Fund Perform This Way?

Geographically, the most significant theme for the year was the strong performance from Japan. The MSCI Japan Index was up 61.7% in U.S. dollars, which resulted in Japan's market cap value as a percentage of the MSCI EAFE index rising from 21% to 28%. Management is still very bullish on the outlook for the Japanese market and, in fact, further raised Japanese exposure in November.

The other important theme of the year was the strong performance of wireless/telecom related stocks. In the UK, Europe and Japan it was stocks like Vodafone, Nokia (up 245% in the year to become Europe's largest company by market cap) Ericsson, NTT DoCoMo and Softbank which led indices higher as investors around the world realized the importance of the convergence in internet and wireless telecom technology.

1999 marked the first year in four that overseas markets outperformed U.S. markets, a trend that we suspect will continue.
1999 was an important year for international investment from the U.S. perspective. For the first time in four years the MSCI EAFE
(up 27.30%) outperformed the S&P 500 (up 21.04%).

Q. What Is Your Outlook For 2000?

We expect continued outperformance from Japan and Asia in the coming year. 2000 should see European markets' strongest performers in industrial, consumer cyclical, telecom, and telecom-related technology names.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                    1 YEAR     SINCE INCEPTION
   VIP Perp. Intl.  39.97%         27.91%
   EAFE             26.98%         16.34%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR VIP PERPETUAL INTERNATIONAL FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mentor
    VIP Growth Fund

Portfolio Managers

TED PRICE, CFA
Managing Director
Mentor Investment Group

LINDA ZIGLAR, CFA
Managing Director
Mentor Investment Group

JEFF DRUMMOND, CFA
Senior Vice President
Mentor Investment Group

Q. How Did The Fund Perform?

After trailing its Russell 2000 benchmark dramatically early in the year, the Mentor VIP Growth Fund consistently made up ground in the second half to close the year up 21.21%, in line with the Russell 2000 benchmark return of 21.26%. During the fourth quarter the Fund significantly outperformed its benchmark returning 30.97% versus the Russell's 18.44%. The performance figures do not include the affects of any insurance related charges.

Q. Why Did The Fund Perform This Way?

Entering 2000 approximately one-third of the Fund is in technology names. We are overweight healthcare ex biotechnology. This is a sector that was depressed in 1999 and hurt our performance. Despite contracting P/E multiples, these stocks continue to produce strong earnings and from a valuation standpoint appear increasingly attractive. We additionally maintain overweightings in consumer staples (particularly radio broadcasting), consumer cyclicals, transportation, and energy. The portfolio continues to be driven by very strong earnings growth (greater than 35% projected for last year and for 2000) and an average P/E that is at a discount to this growth. The Fund will be moving to a Russell 2000 Growth benchmark beginning in the first quarter of 2000.

Q. What Is Your Outlook For 2000?

Our growth-at-a-reasonable-price methodology typically keeps us out of the hottest Internet and IPO holdings, something that certainly hurt our relative performance in the most recently ended period. Despite that we had strongly positive returns for the quarter and year. We continue to believe that small capitalization stocks are attractively valued relative to their large cap counterparts. We believe that when the market returns to valuations more in keeping with historical norms that our portfolio is positioned for attractive relative performance.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                  1 YEAR      SINCE INCEPTION
   VIP Growth     21.21%           5.94%
   Russell 2000   21.26%           6.29%

   THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MENTOR VIP GROWTH FUND. (THE CUMULATIVE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mercury
    V.I. U.S. Large Cap Fund

Portfolio Manager

[Picture]

MICHAEL MORONY
Director
Mercury Asset Management International
Ltd.

Q. How Did The Fund Perform?

The fund commenced operations on April 30th, 1999 and through to the 31st of December, 1999, had a total return of 20.94%, outperforming the S&P 500 index which returned 10.99% over the same period. The fund consistently out performed the S&P 500 from month to month, with the index's losses mediated during the third quarter and its gains enhanced during the fourth quarter of the year.

Q. Why Did The Fund Perform This Way?

The portfolio's strong performance was largely driven by overweight positions in selected telecommunications and technology stocks, most notably Yahoo!, Cisco Systems and Texas Instruments, which saw particularly strong appreciation in the last quarter of the year. A degree of performance was held back by Tyco International, a holding which performed poorly on concerns that its aggressive accounting policies masked a deterioration in underlying businesses. Pharmaceutical holdings also saw a somewhat weak performance due to negative investor sentiment regarding possible Medicare reforms.

Q. What Is Your Outlook For 2000?

Technology should see strength as subsectors continue to address new markets -such as data infrastructure - and internet stocks move into profit, but the outperformance of technology will be somewhat dependent on the realization of strong growth rates, especially from the flagship stocks such as Microsoft and Cisco. We expect consumer spending to remain high, but price competition leads us to aim to be underweight in consumer staples. Financials also remain unattractive due to continuing interest rate fears, and indeed we expect the market to be wary of the interest rate outlook for some time to come. Overall we maintain that the companies which deliver consistently high revenue growth rates will find themselves the most highly valued by the market.

[CHART]

Returns
                     Period Ended December 31, 1999
                           SINCE INCEPTION
   V.I. U.S. Large Cap         20.94%
   S&P 500                     10.99%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MERCURY V.I. U.S. LARGE CAP FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Merrill Lynch
    Global Growth Focus Fund

Portfolio Manager

[Picture]

LARRY FULLER
Senior Portfolio Manager
Merrill Lynch Asset Management L.P.

Q. How Did The Fund Perform?

The Merrill Lynch Variable Series: Global Growth Focus Fund had a total return for the calendar year ending December 31, 1999 of +38.69%. This compares favorably with the investment return for the Morgan Stanley Capital International (MSCI) World Stock Index in U.S. dollars with net dividends reinvested of +24.93% for the same time period.

Q. Why Did The Fund Perform This Way?

The factors causing the Fund to perform the way it did in 1999 were several. First of all, the performance in the first quarter of 1999 was enhanced by our reduction of the investment weightings in large capitalization growth companies in technology and retailing industries, primarily in the U.S. market. The performance was handicapped during the March through June period by the relatively modest investment exposure to companies in Japan and the other Asian markets. During the early part of the third quarter of 1999, we started to increase the investment exposure in large capitalization Japanese companies and technology companies on a global basis. The significant contributors to the absolute and relatively positive investment returns, especially during the fourth quarter 1999, were the investment holdings in technology and wireline and wireless communications companies.

Q. What Is Your Outlook For 2000?

My outlook for 2000 is positive for the equity markets in the major developed economies. I am anticipating low double-digit positive rates of return in 2000 for equity markets. I think that the upturn in consumer spending on a consecutive quarterly comparison basis in Japan during 1999 will continue in 2000. Assuming an upturn in consumer spending in Japan in combination with corporate restructuring, I believe that there will be a sufficient upturn in corporate profitability to provide a positive return on investments in large capitalization companies in Japan. In my opinion, the equity markets in Continental Europe will have positive returns in 2000 from the growth in profitability of technology and industrial companies serving export markets, because the decline in the value of the Euro in 1999 appears to have created an advantageous competitive position for many companies. In the U.S., I anticipate the continuation of relatively attractive rates of real growth for consumer spending and for capital investment in communications infrastructure, both wireline and wireless, and electric power generation equipment. The relatively high level of energy prices compared to a year ago may result in cost push inflation in many industries during 2000. Also, the U.S. labor markets are relatively tight and we may see an acceleration of real wage increases. As long as the rate of real growth in consumer spending continues at an above-average pace, the Federal Reserve Board is likely to continue to gradually raise the federal funds target rate and restrain the upside potential in equity markets from growth in overall corporate profits.

[CHART]

Returns
                       Average Annual Returns
                     Period Ended December 31, 1999
                        1 YEAR  SINCE INCEPTION
   Global Growth Focus  38.69%      29.50%
   MSCI World           24.93%      21.78%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MERRILL LYNCH GLOBAL GROWTH FOCUS FUND. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mitchell Hutchins
         Growth and Income Fund

Portfolio Manager

MARK A. TINCHER, CFA
Managing Director and Chief Investment
Officer of Equities
Mitchell Hutchins Asset Management, Inc.

Q. How Did The Fund Perform?

All of the major equity markets gained during the fiscal year, but none more than the NASDAQ Composite, which, propelled by technology stocks, rocketed up 85.59%. The Dow Jones Industrial Average (Dow) and Standard and Poor's 500 Index (S&P 500) saw strong gains of 27.29% and 21.03%, respectively. Throughout the fiscal year, a relatively small number of stocks led the charge, and market breadth fell to a three-year low. In ever-greater numbers, investors chased technology stocks, where earnings growth and positive earnings surprises have been strong.

Q. Why Did The Fund Perform This Way?

In our last report to shareholders (August 20, 1999) we stated that we were looking to increase our exposure to the technology and financial services sectors, where we felt there had been a softening in the price-to-earnings ratios (PEs) of several growth-oriented market leaders. These moves worked out as planned and helped performance during the latter half of the year. Technology and financial services were two of the S&P 500's strongest sectors during the period. Our exposure to the tech sector rose from 18.2% of the portfolio at mid-year to 25.5% by year-end. Microsoft (NASDAQ: MSFT) (2.3%), Apple Computer (NASDAQ:
AAPL) (2.1%) and Dell (NASDAQ: DELL) (1.9%) entered our top ten holdings list by period end.* Our single largest holding, Cisco Systems, Inc. (NASDAQ: CSCO) (3.4%) appreciated more than 50% from mid-year to year-end. Our exposure to financial services rose from 12.9% to 16.0%. Our exposure to the consumer cyclicals, which at 19.2% was our largest sector weighting at mid-year, fell to 15.6% at year-end.

Q. What Is Your Outlook For 2000?

Earnings momentum in the technology sector is likely to continue in 2000 as ongoing domestic demand extends overseas. High valuations, however, leave little room for disappointment, and 1999's success will make for difficult earnings comparisons in 2000. This could make careful stock selection more important than ever. Equity markets should fare reasonably well in 2000, with earnings expected to grow approximately 10-12% or more in an expanding global economy. This positive scenario assumes that the market can absorb an interest-rate increase of limited magnitude.

Given our expectations for stable economic growth and continued expansion in the technology sector, we plan to continue our strategy of underweighting defensive sectors such as consumer durables, foods and beverages. These sectors typically perform well in weakening economic environments, not stable expansions such as we are now experiencing.

We plan to maintain our exposure to the strong-performing technology sector, but we are wary of technology's high PE ratios and the probability of tough year-to-year earnings comparisons (vs. strong 1999 reports) as we move through the current year. We expect to lighten up on positions when target prices are reached, or if earnings appear poised to disappoint. We probably will not initiate new investments in these sectors unless we see pronounced price weakness.

We see opportunity in the financial sector, which at year-end sold below the low end of its 10-year range relative to the S&P 500. Energy and basic industry stocks appear ready to benefit from broadening global economic strength. In general, we remain favorable toward stocks and sectors that will prosper in a growing economy and which can tolerate a modest rise in inflation expectations.

* Weightings represent percentages of the portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

[CHART]

Returns
                   Average Annual Returns
               Period Ended December 31, 1999
                 1 YEAR   5 YEAR SINCE INCEP.
 Growth & Income 10.33%   22.00%    12.49%
 S&P 500         21.03%   28.54%    19.68%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MITCHELL HUTCHINS GROWTH & INCOME PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Mitchell Hutchins
    Strategic Income Fund

Portfolio Manager

DENNIS L. McCAULEY
Managing Director and Chief
Investment Officer of Fixed
Income Investments
Mitchell Hutchins Asset Management, Inc.

Q. How Did The Fund Perform?

Interest rates rose in the United States as the economy continued to expand more briskly than anticipated. The Federal Reserve (the
Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps reduction engineered in late 1998 to stave off the global financial crisis. The 30-year Treasury bond's yield increased to 6.48%, just below its two-year high of 6.49% and finishing the year with its worst price performance ever.

Mortgage "spreads" to Treasuries narrowed for most of the year, benefiting portfolios with mortgage exposure. (The spread is the difference in yield or income that securities must pay to compensate for their greater risk relative to U.S. Treasuries.) High-yield bonds achieved modest gains for the year, gaining 1.57% as measured by the Merrill Lynch High Yield Master Index. Investment-grade corporate bonds suffered from oversupply and buyers' Y2K worries, and lost 0.82% as measured by the Lehman Brothers Aggregate Bond Index.

Interest rates also rose during the fiscal year in developed countries around the world, in response to increasing economic activity and higher commodity prices. Emerging market bonds were the best performers last year, benefiting from a return of investor confidence after the sharp sell-off in the wake of the Russian debt crisis of 1998. A sooner-than-expected return to economic stability and rising commodity prices contributed to their strength, although spreads to U.S. Treasurys did not return to their pre-crisis levels.

Q. Why Did The Fund Perform This Way?

The Portfolio allocates assets among three main sectors of the global bond market - U.S. government/investment grade bonds, U.S.
high-yield bonds and non-U.S. bonds - and shifts emphasis among them as conditions warrant.

Through the first half of the year, the Portfolio maintained relatively high allocations to the U.S. high-yield and investment-grade bond sectors. In August 1999, spreads in the high-yield sector widened as investors withdrew, fearful of potential Y2K problems. In response, we began reducing the Portfolio's high-yield allocation and increased its allocation to the U.S. investment-grade sector. The high-yield allocation reached a low of 38.3% in October.

By the end of the year we had increased the Portfolio's high-yield allocation to 43.2%, in an effort to participate in the "January effect," which has occurred during the first quarter of each of the last four years and has resulted in an increase of high-yield bond prices. We believe technical factors could make January and February of 2000 very positive months for the high-yield market.

At fiscal year-end, the Portfolio's investment grade allocation stood at 38.0%, of which 33.2% was allocated to mortgage-backed securities and 4.8% to investment-grade corporate obligations. The Portfolio remained underweighted in the global markets.

Q. What Is Your Outlook For 2000?

In the first half of 2000, we expect an active Federal Reserve and rising rates across the yield curve. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we think the spread sectors - mortgages, agencies, investment-grade corporate and high-yield bonds - will perform well. We think the mortgage market could see further spread narrowing in certain sub-sectors.

Looking to 2000 and beyond, we believe the next big opportunity for the Portfolio will be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this occurs, we anticipate increasing our global allocation. The Portfolio has increased its exposure to European markets by investing in the euro currency. We believe that over time the euro will strengthen against the dollar and enhance the Portfolio's return.

[CHART]

Returns
                     Period Ending December 31, 1999
                         1 YEAR  SINCE INCEPTION
  Strategic Income        1.91%       3.79%
  ML High Yld. Master     1.57%       3.57%
  Lehman Govt. Bond      -2.16%      -1.62%
  SB World Govt. Bond    -4.27%      -0.70%

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MITCHELL HUTCHINS STRATEGIC INCOME PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

 Table of Contents
--------------------------------------------------------------------------------

Investment Review.                                                   1
Performance Summary.........................................       27
Hartford Life Insurance Companies
    Separate Account Financial Statements...................       28

Hartford HLS Mutual Funds Financial Statements for:.........     MF-1
    Hartford Bond Income Strategy HLS Fund
    Hartford Stock HLS Fund
    Hartford Money Market HLS Fund
    Hartford Advisers HLS Fund
    Hartford Capital Appreciation HLS Fund
    Hartford Mortgage Securities HLS Fund
    Hartford Index HLS Fund
    Hartford International Opportunities HLS Fund
    Hartford Dividend and Growth HLS Fund
    Hartford International Advisers HLS Fund
    Hartford Small Company HLS Fund
    Hartford MidCap HLS Fund
    Hartford Growth and Income HLS Fund
    Hartford High Yield HLS Fund
    Hartford Global Leaders HLS Fund
  BB&T Mutual Fund Financial Statements for:................    MF-87
    BB&T Growth & Income Fund
  AmSouth Mutual Fund Financial Statements for:.............    MF-97
    AmSouth Select Equity Fund
    AmSouth Equity Income Fund
  Huntington Mutual Fund Financial Statements for:..........   MF-106
    Huntington Income Equity Fund
  Merrill Lynch Mutual Fund Financial Statements for:.......     ML-1
    Merrill Lynch Mercury VI U.S. Large Cap
    Merrill Lynch Mercury Global Growth
  Mitchell Hutchins Mutual Fund Financial Statements for:...     MH-1
    Strategic Income Fund
    Tactical Allocation Fund
    Growth and Income Fund
  Mentor Mutual Fund Financial Statements for:..............      M-1
    Mentor VIP Capital Growth Portfolio
    Mentor VIP Growth Portfolio
    Mentor VIP Perpetual International Portfolio

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

  FUNDS

                                               CLASS IA SHARES TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                                               1999          1998      19911997      19901996      19891995
  Stock.                                    %     19.78   %     33.4%   % 24.581.3)%  % (3.874.3%   % 26.024.1
  Bond....................................    (2.02)         8.15         11.35          3.52         18.49
  Money Market............................     4.89          5.25          5.31          5.19          5.74
  Advisers................................    10.59         24.66         24.51         16.59         28.34
  Capital Appreciation....................    37.46         15.48         22.34         20.70         30.25
  Mortgage Securities.....................     1.52          6.72          9.01          5.07         16.17
  Index...................................    20.49         28.06         32.61         22.09         36.55
  International Opportunities.............    39.86         13.16          0.34         12.93         13.93
  Dividend and Growth.....................     5.31         16.42         31.89         22.91         36.37
  International Advisers..................    23.16         13.35          5.52         11.79         15.84*
  Small Company...........................    65.83         11.62         18.38          7.15*        --
  MidCap..................................    51.81         26.57         13.81*        --            --
  Growth and Income.......................    21.82         19.05*        --            --            --
  Global Leaders..........................    50.37         31.88*        --            --            --
  High Yield..............................      4.7          3.58*        --            --            --
  MARKET INDICES

  Standard & Poor's 500 Stock Index.......    21.03%        28.60%        33.35%        22.95%        37.52%
  Standard & Poor's 400 Stock Index
   (MidCap)...............................     14.7         19.11         32.25         19.18         30.88
  Lehman Gov't./Corp. Bond Index..........    (2.15)         9.47          9.76          2.90         19.24
  90-Day Treasury Bills...................     4.87          4.98          5.33          5.29          5.80
  MSCI EAFEGDP............................    31.02         26.71          5.77          7.63         11.16
  Russell 2000 Index......................    21.26         (2.55)        22.36         16.51         28.45
  Russell 2500 Index......................    24.15          0.38         24.43         19.04         31.70
  Lehman Brothers Mortgage Backed Bond
   Index..................................     1.86          6.96          9.49          5.35         16.80

                                            CLASS IA SHARES TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,

  Stock.
  FUNDS
  Bond....................................    (3.95)        10.24          5.53
  Money Market............................     3.95          2.94          3.63
  Advisers................................    (2.74)        12.25          8.30
  Capital Appreciation....................     2.50         20.80         16.98
  Mortgage Securities.....................    (1.61)         6.31          4.64
  Index...................................     0.94          9.12          6.82
  International Opportunities.............    (1.94)        33.73         (4.43)
  Dividend and Growth.....................     1.96*        --            --
  International Advisers..................    --            --            --
  Small Company...........................    --            --            --
  MidCap..................................    --            --            --
  Growth and Income.......................    --            --            --
  Global Leaders..........................    --            --            --
  High Yield..............................    --            --            --
  MARKET INDICES
  Standard & Poor's 500 Stock Index.......     1.31%        10.06%         7.61%
  Standard & Poor's 400 Stock Index
   (MidCap)...............................    (3.59)        11.03          7.58
  Lehman Gov't./Corp. Bond Index..........    (3.51)        11.03          7.58
  90-Day Treasury Bills...................     4.14          3.12          3.70
  MSCI EAFEGDP............................     7.81         33.56         (9.65)
  Russell 2000 Index......................    (1.82)        18.71         18.41
  Russell 2500 Index......................    (1.07)        16.54         16.18
  Lehman Brothers Mortgage Backed Bond
   Index..................................    (1.61)         6.84          8.96

  Bond....................................   16.43     8.39   12.10
  Money Market............................    6.01     8.09    9.10
  Advisers................................   20.33     1.26   21.72
  Capital Appreciation....................   53.99   (10.90)   24.11
  Mortgage Securities.....................   14.71     9.70   13.13
  Index...................................   29.53    (3.99)   30.47
  International Opportunities.............   13.00   (11.76)*   --
  Dividend and Growth.....................   --    --   --
  International Advisers..................   --    --   --
  Small Company...........................   --    --   --
  MidCap..................................   --    --   --
  Growth and Income.......................   --    --   --
  Global Leaders..........................   --    --   --
  High Yield..............................   --    --   --
  MARKET INDICES
  Standard & Poor's 500 Stock Index.......   30.39%    (3.11)%   31.62%
  Standard & Poor's 400 Stock Index
   (MidCap)...............................   16.13     8.28   14.24
  Lehman Gov't./Corp. Bond Index..........   16.13     8.28   14.24
  90-Day Treasury Bills...................    5.90     7.95    8.67
  MSCI EAFEGDP............................   10.73    --   --
  Russell 2000 Index......................   46.04   (19.48)   16.26
  Russell 2500 Index......................   46.69   (14.88)   19.43
  Lehman Brothers Mortgage Backed Bond
   Index..................................   15.72    10.72   15.35

 * The inception dates of the Funds are as follows: Stock and Bond--August 31, 1977, Money Market--June 30 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997, Growth and Income--May 29, 1998, High Yield and Global Leaders--September 30, 1998

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with funds is intended.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                 MONEY
                                             BOND FUND        STOCK FUND      MARKET FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------    ------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 381,925,372
    Cost $398,919,676
      Market Value......................    $379,581,114          --               --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 446,551,430
    Cost $1,739,620,114
      Market Value......................         --         $3,191,676,331         --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 416,009,296
    Cost $416,009,296
      Market Value......................         --               --          $416,009,296
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 1,924,549,471
    Cost $3,837,456,863
      Market Value......................         --               --               --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 437,319,084
    Cost $1,404,391,777
      Market Value......................         --               --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 163,664,753
    Cost $176,379,736
      Market Value......................         --               --               --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 208,576,729
    Cost $500,271,928
      Market Value......................         --               --               --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 270,848,565
    Cost $312,238,682
      Market Value......................         --               --               --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 462,406,230
    Cost $749,888,851
      Market Value......................         --               --               --
  Due from Hartford Life Insurance
   Company..............................         --               --               --
  Receivable from fund shares sold......         160,437            77,855      38,653,596
                                            ------------    --------------    ------------
  Total Assets..........................     379,741,551     3,191,754,186     454,662,892
                                            ------------    --------------    ------------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................         160,617            79,461      38,625,437
  Payable for fund shares purchased.....         --               --               --
                                            ------------    --------------    ------------
  Total Liabilities.....................         160,617            79,461      38,625,437
                                            ------------    --------------    ------------
  Net Assets (variable annuity contract
   liabilities).........................    $379,580,934    $3,191,674,725    $416,037,455
                                            ============    ==============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 28 ______________________________________

--------------------------------------------------------------------------------

                                                               CAPITAL           MORTGAGE                          INTERNATIONAL
                                         ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND     OPPORTUNITIES FUND
                                          SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
                                         --------------   -----------------   ---------------   --------------   ------------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 381,925,372
    Cost $398,919,676
      Market Value......................      --                --                 --                --                --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 446,551,430
    Cost $1,739,620,114
      Market Value......................      --                --                 --                --                --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 416,009,296
    Cost $416,009,296
      Market Value......................      --                --                 --                --                --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 1,924,549,471
    Cost $3,837,456,863
      Market Value...................... $5,705,854,235         --                 --                --                --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 437,319,084
    Cost $1,404,391,777
      Market Value......................      --           $2,665,629,499          --                --                --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 163,664,753
    Cost $176,379,736
      Market Value......................      --                --             $170,128,202          --                --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 208,576,729
    Cost $500,271,928
      Market Value......................      --                --                 --           $ 873,682,031          --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 270,848,565
    Cost $312,238,682
      Market Value......................      --                --                 --                --             $508,094,303
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 462,406,230
    Cost $749,888,851
      Market Value......................      --                --                 --                --                --
  Due from Hartford Life Insurance
   Company..............................      --               14,808,231            85,563           205,321          1,011,121
  Receivable from fund shares sold......     2,195,184          --                 --                --                --
                                         --------------    --------------      ------------     -------------       ------------
  Total Assets.......................... 5,708,049,419      2,680,437,730       170,213,765       873,887,352        509,105,424
                                         --------------    --------------      ------------     -------------       ------------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................     2,196,979          --                 --                --                --
  Payable for fund shares purchased.....      --               14,808,295            81,591           206,074          1,012,471
                                         --------------    --------------      ------------     -------------       ------------
  Total Liabilities.....................     2,196,979         14,808,295            81,591           206,074          1,012,471
                                         --------------    --------------      ------------     -------------       ------------
  Net Assets (variable annuity contract
   liabilities)......................... $5,705,852,440    $2,665,629,435      $170,132,174     $ 873,681,278       $508,092,953
                                         ==============    ==============      ============     =============       ============

                                           DIVIDEND AND
                                           GROWTH FUND
                                           SUB-ACCOUNT
                                          --------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 381,925,372
    Cost $398,919,676
      Market Value......................       --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 446,551,430
    Cost $1,739,620,114
      Market Value......................       --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 416,009,296
    Cost $416,009,296
      Market Value......................       --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 1,924,549,471
    Cost $3,837,456,863
      Market Value......................       --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 437,319,084
    Cost $1,404,391,777
      Market Value......................       --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 163,664,753
    Cost $176,379,736
      Market Value......................       --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 208,576,729
    Cost $500,271,928
      Market Value......................       --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 270,848,565
    Cost $312,238,682
      Market Value......................       --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 462,406,230
    Cost $749,888,851
      Market Value......................  $ 993,631,453
  Due from Hartford Life Insurance
   Company..............................       --
  Receivable from fund shares sold......        398,320
                                          -------------
  Total Assets..........................    994,029,773
                                          -------------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................        397,708
  Payable for fund shares purchased.....       --
                                          -------------
  Total Liabilities.....................        397,708
                                          -------------
  Net Assets (variable annuity contract
   liabilities).........................  $ 993,632,065
                                          =============

______________________________________ 29 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                            INTERNATIONAL       SMALL
                                              ADVISERS         COMPANY          MIDCAP
                                                FUND             FUND            FUND
                                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                            -------------    ------------    ------------
ASSETS:
  Investments:
    International Advisers HLS Fund, Inc
     - Class IA
      Shares 78,142,562
      Cost $91,062,085
      Market Value......................    $109,141,013          --              --
    Small Company HLS Fund, Inc. -
     Class IA
      Shares 116,111,010
      Cost $161,087,349
      Market Value......................         --          $254,024,997         --
    MidCap HLS Fund, Inc. - Class IA
      Shares 126,461,413
      Cost $205,816,508
      Market Value......................         --               --         $259,688,385
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 44,914,208
      Cost $57,056,947
      Market Value......................         --               --              --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 17,416,534
      Cost $18,153,355
      Market Value......................         --               --              --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 27,623,494
      Cost $42,769,890
      Market Value......................         --               --              --
    Smith Barney Cash Portfolio
      Shares 471,343
      Cost $471,343
      Market Value......................         --               --              --
    Smith Barney Appreciation Fund
      Shares 14,215
      Cost $117,589
      Market Value......................         --               --              --
    Smith Barney Government Portfolio
      Shares 31,310
      Cost $31,310
      Market Value......................         --               --              --
    BB&T Growth & Income Fund
      Shares 2,248,623
      Cost $27,485,794
      Market Value......................         --               --              --
    AmSouth Equity Income Fund
      Shares 2,572,237
      Cost $28,494,557
      Market Value......................         --               --              --
  Due from Hartford Life Insurance
   Company..............................         119,851        5,463,600      16,063,484
  Receivable from fund shares sold......         --               --              --
                                            ------------     ------------    ------------
  Total Assets..........................     109,260,864      259,488,597     275,751,869
                                            ------------     ------------    ------------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................         --               --              --
  Payable for fund shares purchased.....         120,096        5,463,705      16,063,809
                                            ------------     ------------    ------------
  Total Liabilities.....................         120,096        5,463,705      16,063,809
                                            ------------     ------------    ------------
  Net Assets (variable annuity contract
   liabilities).........................    $109,140,768     $254,024,892    $259,688,060
                                            ============     ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 30 ______________________________________

--------------------------------------------------------------------------------

                                         GROWTH AND                     GLOBAL      SMITH BARNEY   SMITH BARNEY   SMITH BARNEY
                                           INCOME       HIGH YIELD      LEADERS         CASH       APPRECIATION    GOVERNMENT
                                            FUND           FUND          FUND        PORTFOLIO         FUND        PORTFOLIO
                                         SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                         -----------   ------------   -----------   ------------   ------------   ------------
ASSETS:
  Investments:
    International Advisers HLS Fund, Inc
     - Class IA
      Shares 78,142,562
      Cost $91,062,085
      Market Value......................     --            --             --            --             --            --
    Small Company HLS Fund, Inc. -
     Class IA
      Shares 116,111,010
      Cost $161,087,349
      Market Value......................     --            --             --            --             --            --
    MidCap HLS Fund, Inc. - Class IA
      Shares 126,461,413
      Cost $205,816,508
      Market Value......................     --            --             --            --             --            --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 44,914,208
      Cost $57,056,947
      Market Value...................... $64,301,022       --             --            --             --            --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 17,416,534
      Cost $18,153,355
      Market Value......................     --        $17,501,387        --            --             --            --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 27,623,494
      Cost $42,769,890
      Market Value......................     --            --         $52,840,981       --             --            --
    Smith Barney Cash Portfolio
      Shares 471,343
      Cost $471,343
      Market Value......................     --            --             --          $ 471,343        --            --
    Smith Barney Appreciation Fund
      Shares 14,215
      Cost $117,589
      Market Value......................     --            --             --            --           $223,601        --
    Smith Barney Government Portfolio
      Shares 31,310
      Cost $31,310
      Market Value......................     --            --             --            --             --           $31,310
    BB&T Growth & Income Fund
      Shares 2,248,623
      Cost $27,485,794
      Market Value......................     --            --             --            --             --            --
    AmSouth Equity Income Fund
      Shares 2,572,237
      Cost $28,494,557
      Market Value......................     --            --             --            --             --            --
  Due from Hartford Life Insurance
   Company..............................    119,444        --            279,383         26,631        --            --
  Receivable from fund shares sold......     --             16,018        --            --                 14            11
                                         -----------   -----------    -----------     ---------      --------       -------
  Total Assets.......................... 64,420,466     17,517,405    53,120,364        497,974       223,615        31,321
                                         -----------   -----------    -----------     ---------      --------       -------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................     --             15,974        --            --                 77            19
  Payable for fund shares purchased.....    119,350        --            279,292         27,259        --            --
                                         -----------   -----------    -----------     ---------      --------       -------
  Total Liabilities.....................    119,350         15,974       279,292         27,259            77            19
                                         -----------   -----------    -----------     ---------      --------       -------
  Net Assets (variable annuity contract
   liabilities)......................... $64,301,116   $17,501,431    $52,841,072     $ 470,715      $223,538       $31,302
                                         ===========   ===========    ===========     =========      ========       =======

                                             BB&T          AMSOUTH
                                           GROWTH &     EQUITY INCOME
                                          INCOME FUND       FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT
                                          -----------   -------------
ASSETS:
  Investments:
    International Advisers HLS Fund, Inc
     - Class IA
      Shares 78,142,562
      Cost $91,062,085
      Market Value......................      --             --
    Small Company HLS Fund, Inc. -
     Class IA
      Shares 116,111,010
      Cost $161,087,349
      Market Value......................      --             --
    MidCap HLS Fund, Inc. - Class IA
      Shares 126,461,413
      Cost $205,816,508
      Market Value......................      --             --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 44,914,208
      Cost $57,056,947
      Market Value......................      --             --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 17,416,534
      Cost $18,153,355
      Market Value......................      --             --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 27,623,494
      Cost $42,769,890
      Market Value......................      --             --
    Smith Barney Cash Portfolio
      Shares 471,343
      Cost $471,343
      Market Value......................      --             --
    Smith Barney Appreciation Fund
      Shares 14,215
      Cost $117,589
      Market Value......................      --             --
    Smith Barney Government Portfolio
      Shares 31,310
      Cost $31,310
      Market Value......................      --             --
    BB&T Growth & Income Fund
      Shares 2,248,623
      Cost $27,485,794
      Market Value......................  $28,017,845        --
    AmSouth Equity Income Fund
      Shares 2,572,237
      Cost $28,494,557
      Market Value......................      --         $35,728,377
  Due from Hartford Life Insurance
   Company..............................       2,564         170,059
  Receivable from fund shares sold......      --             --
                                          -----------    -----------
  Total Assets..........................  28,020,409      35,898,436
                                          -----------    -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................      --             --
  Payable for fund shares purchased.....       2,585         170,055
                                          -----------    -----------
  Total Liabilities.....................       2,585         170,055
                                          -----------    -----------
  Net Assets (variable annuity contract
   liabilities).........................  $28,017,824    $35,728,381
                                          ===========    ===========

______________________________________ 31 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                             MENTOR VIP            MENTOR VIP
                                                           CAPITAL GROWTH    PERPETUAL INTERNATIONAL
                                                                FUND                  FUND
                                                            SUB-ACCOUNT            SUB-ACCOUNT
                                                           --------------    -----------------------
ASSETS:
  Investments:
    Mentor VIP Capital Growth Fund
      Shares 1,714,877
      Cost $21,738,831
      Market Value.....................................     $24,728,524             --
    Mentor VIP Perpetual International Fund
      Shares 1,160,994
      Cost $16,298,880
      Market Value.....................................         --                 $22,755,484
    Mentor VIP Growth Fund
      Shares 1,040,522
      Cost $11,202,467
      Market Value.....................................         --                  --
    Mitchell Hutchins Growth & Income Portfolio -
     Class I
      Shares 245,997
      Cost $3,654,815
      Market Value.....................................         --                  --
    Mitchell Hutchins Strategic Income Portfolio -
     Class I
      Shares 98,344
      Cost $1,219,298
      Market Value.....................................         --                  --
    Mitchell Hutchins Tactical Allocation Portfolio -
     Class I
      Shares 1,320,950
      Cost $21,338,736
      Market Value.....................................         --                  --
    Huntington VA Income Equity Fund
      Shares 23,178
      Cost $228,633
      Market Value.....................................         --                  --
    AmSouth Select Equity Fund
      Shares 290,955
      Cost $2,680,109
      Market Value.....................................         --                  --
  Due from Hartford Life Insurance Company.............         --                      17,786
  Receivable from fund shares sold.....................           7,221             --
                                                            -----------            -----------
  Total Assets.........................................      24,735,745             22,773,270
                                                            -----------            -----------
LIABILITIES:
  Due to Hartford Life Insurance Company...............           7,301             --
  Payable for fund shares purchased....................         --                      17,847
                                                            -----------            -----------
  Total Liabilities....................................           7,301                 17,847
                                                            -----------            -----------
  Net Assets (variable annuity contract liabilities)...     $24,728,444            $22,755,423
                                                            ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 32 ______________________________________

--------------------------------------------------------------------------------

                                                        MENTOR VIP    MITCHELL HUTCHINS   MITCHELL HUTCHINS    MITCHELL HUTCHINS
                                                          GROWTH      GROWTH AND INCOME   STRATEGIC INCOME    TACTICAL ALLOCATION
                                                           FUND           PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                        SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                        -----------   -----------------   -----------------   -------------------
ASSETS:
  Investments:
    Mentor VIP Capital Growth Fund
      Shares 1,714,877
      Cost $21,738,831
      Market Value.....................................     --             --                  --                   --
    Mentor VIP Perpetual International Fund
      Shares 1,160,994
      Cost $16,298,880
      Market Value.....................................     --             --                  --                   --
    Mentor VIP Growth Fund
      Shares 1,040,522
      Cost $11,202,467
      Market Value..................................... $14,432,037        --                  --                   --
    Mitchell Hutchins Growth & Income Portfolio -
     Class I
      Shares 245,997
      Cost $3,654,815
      Market Value.....................................     --           $4,022,057            --                   --
    Mitchell Hutchins Strategic Income Portfolio -
     Class I
      Shares 98,344
      Cost $1,219,298
      Market Value.....................................     --             --                $1,153,572             --
    Mitchell Hutchins Tactical Allocation Portfolio -
     Class I
      Shares 1,320,950
      Cost $21,338,736
      Market Value.....................................     --             --                  --                 $21,769,264
    Huntington VA Income Equity Fund
      Shares 23,178
      Cost $228,633
      Market Value.....................................     --             --                  --                   --
    AmSouth Select Equity Fund
      Shares 290,955
      Cost $2,680,109
      Market Value.....................................     --             --                  --                   --
  Due from Hartford Life Insurance Company.............      9,714         --                  --                       1,537
  Receivable from fund shares sold.....................     --                  137            --                   --
                                                        -----------      ----------          ----------           -----------
  Total Assets......................................... 14,441,751        4,022,194           1,153,572            21,770,801
                                                        -----------      ----------          ----------           -----------
LIABILITIES:
  Due to Hartford Life Insurance Company...............     --                  134                  38             --
  Payable for fund shares purchased....................      9,738         --                  --                       1,531
                                                        -----------      ----------          ----------           -----------
  Total Liabilities....................................      9,738              134                  38                 1,531
                                                        -----------      ----------          ----------           -----------
  Net Assets (variable annuity contract liabilities)... $14,432,013      $4,022,060          $1,153,534           $21,769,270
                                                        ===========      ==========          ==========           ===========

                                                         HUNTINGTON VA      AMSOUTH
                                                         INCOME EQUITY   SELECT EQUITY
                                                             FUND            FUND
                                                          SUB-ACCOUNT     SUB-ACCOUNT
                                                         -------------   -------------
ASSETS:
  Investments:
    Mentor VIP Capital Growth Fund
      Shares 1,714,877
      Cost $21,738,831
      Market Value.....................................      --              --
    Mentor VIP Perpetual International Fund
      Shares 1,160,994
      Cost $16,298,880
      Market Value.....................................      --              --
    Mentor VIP Growth Fund
      Shares 1,040,522
      Cost $11,202,467
      Market Value.....................................      --              --
    Mitchell Hutchins Growth & Income Portfolio -
     Class I
      Shares 245,997
      Cost $3,654,815
      Market Value.....................................      --              --
    Mitchell Hutchins Strategic Income Portfolio -
     Class I
      Shares 98,344
      Cost $1,219,298
      Market Value.....................................      --              --
    Mitchell Hutchins Tactical Allocation Portfolio -
     Class I
      Shares 1,320,950
      Cost $21,338,736
      Market Value.....................................      --              --
    Huntington VA Income Equity Fund
      Shares 23,178
      Cost $228,633
      Market Value.....................................    $228,763          --
    AmSouth Select Equity Fund
      Shares 290,955
      Cost $2,680,109
      Market Value.....................................      --           $2,476,028
  Due from Hartford Life Insurance Company.............      --               21,838
  Receivable from fund shares sold.....................      --              --
                                                           --------       ----------
  Total Assets.........................................     228,763        2,497,866
                                                           --------       ----------
LIABILITIES:
  Due to Hartford Life Insurance Company...............           8          --
  Payable for fund shares purchased....................      --               21,834
                                                           --------       ----------
  Total Liabilities....................................           8           21,834
                                                           --------       ----------
  Net Assets (variable annuity contract liabilities)...    $228,755       $2,476,032
                                                           ========       ==========

______________________________________ 33 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         UNITS
                                       OWNED BY        UNIT        CONTRACT
                                     PARTICIPANTS     PRICE        LIABILITY
                                     -------------  ----------  ---------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
  Bond Fund Qualified 1.00%........        213,341  $ 4.242785  $       905,161
  Bond Fund Non-Qualified 1.00%....      1,528,336    4.178271        6,385,802
  Bond Fund 1.25%..................    167,706,691    2.184598      366,371,702
  Bond Fund .25%...................         52,746    1.498860           79,060
  Bond Fund 1.4%...................        755,787    2.182434        1,649,454
  Bond Fund 1.5%...................      2,733,792    0.994947        2,719,978
  Stock Fund Qualified 1.00%.......      2,764,533   13.310539       36,797,424
  Stock Fund Qualified 1.00%.......        679,578   13.920026        9,459,745
  Stock Fund 1.25%.................    432,423,789    7.175612    3,102,905,327
  Stock Fund .25%..................      1,068,046    3.885218        4,149,591
  Stock Fund 1.4%..................      2,104,901    7.168535       15,089,057
  Stock Fund 1.5%..................     11,808,607    1.223394       14,446,580
  Stock Fund 1.65%.................         69,390    1.222948           84,860
  Money Market Fund Qualified
   1.00%...........................        459,952    2.782454        1,279,796
  Money Market Fund Non-Qualified
   1.00%...........................      6,995,552    2.783765       19,473,975
  Money Market Fund 1.25%..........    213,832,400    1.777341      380,053,091
  Money Market Fund .25%...........        423,001    1.359855          575,220
  Money Market Fund 1.65%..........         95,824    1.049997          100,615
  Money Market Fund 1.4%...........      1,061,435    1.775591        1,884,675
  Money Market Fund 1.5%...........     11,251,805    1.050377       11,818,637
  Advisers Fund Qualified 1.00%....      2,884,286    7.230781       20,855,639
  Advisers Fund Non-Qualified
   1.00%...........................      8,513,289    7.230781       61,557,730
  Advisers Fund 1.25%..............  1,156,230,489    4.803097    5,553,487,191
  Advisers Fund .25%...............      1,122,511    2.760456        3,098,643
  Advisers Fund 1.65%..............         90,120    1.127468          101,608
  Advisers Fund 1.4%...............      4,952,412    4.798347       23,763,390
  Advisers Fund 1.5%...............     24,758,627    1.127880       27,924,760
  Capital Appreciation Fund
   Qualified 1.00%.................        693,728   12.687752        8,801,850
  Capital Appreciation Fund
   Non-Qualified 1.00%.............      1,995,203   12.682513       25,304,182
  Capital Appreciation Fund
   1.25%...........................    347,433,441    7.501418    2,606,243,470
  Capital Appreciation Fund .25%...      1,770,832    3.719454        6,586,527
  Capital Appreciation Fund
   1.65%...........................         56,270    1.334003           75,064
  Capital Appreciation Fund 1.4%...      1,112,300    7.494011        8,335,584
  Capital Appreciation Fund 1.5%...      5,291,692    1.334491        7,061,715
  Mortgage Securities Fund
   Qualified 1.00%.................        455,136    2.859263        1,301,354
  Mortgage Securities Fund
   Non-Qualified 1.00%.............      4,637,303    2.859263       13,259,270
  Mortgage Securities Fund 1.25%...     69,554,953    2.216665      154,180,031
  Mortgage Securities Fund .25%....         14,431    1.476954           21,314
  Mortgage Securities Fund 1.4%....        120,468    2.214471          266,772
  Mortgage Securities Fund 1.5%....        435,786    1.022434          445,563
  Index Fund Qualified 1.00%.......        180,991    2.226696          403,011
  Index Fund Non-Qualified 1.00%...        705,606    2.226696        1,571,169
  Index Fund 1.25%.................    152,272,495    5.607574      853,879,286
  Index Fund .25%..................        225,894    3.702905          836,463
  Index Fund 1.65%.................          7,659    1.239923            9,497
  Index Fund 1.4%..................      1,106,937    5.602011        6,201,075

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 34 ______________________________________

--------------------------------------------------------------------------------

                                         UNITS
                                       OWNED BY        UNIT        CONTRACT
                                     PARTICIPANTS     PRICE        LIABILITY
                                     -------------  ----------  ---------------
  Index Fund 1.5%..................      5,947,828  $ 1.240377  $     7,377,549
  International Opportunities Fund
   Qualified 1.00%.................        164,957    2.321965          383,024
  International Opportunities Fund
   Non-Qualified 1.00%.............      1,040,352    2.320729        2,414,376
  International Opportunities Fund
   1.25%...........................    218,271,540    2.266827      494,783,822
  International Opportunities Fund
   .25%............................        693,181    2.614527        1,812,341
  International Opportunities Fund
   1.4%............................        449,187    2.264582        1,017,221
  International Opportunities Fund
   1.5%............................      5,242,257    1.273461        6,675,810
  Dividend and Growth Fund
   Qualified 1.00%.................        302,679    2.607548          789,249
  Dividend and Growth Fund
   Non-Qualified 1.00%.............      1,206,465    2.607548        3,145,915
  Dividend and Growth Fund 1.25%...    381,269,170    2.569946      979,841,178
  Dividend and Growth Fund .25%....        208,016    2.723583          566,550
  Dividend and Growth Fund 1.65%...         17,587    1.045671           18,390
  Dividend and Growth Fund 1.4%....      1,030,411    2.567396        2,645,474
  Dividend and Growth Fund 1.5%....      4,376,833    1.046052        4,578,395
  International Advisers Fund
   Qualified 1.00%.................         12,397    1.817544           22,533
  International Advisers Fund
   Non-Qualified 1.00%.............        153,873    1.817544          279,670
  International Advisers Fund
   1.25%...........................     57,796,510    1.795704      103,785,423
  International Advisers Fund
   .25%............................         38,176    1.884645           71,947
  International Advisers Fund
   1.65%...........................          8,093    1.178048            9,534
  International Advisers Fund
   1.4%............................        390,910    1.793926          701,264
  International Advisers Fund
   1.5%............................      3,383,042    1.178481        3,986,850
  Small Company Fund Qualified
   1.00%...........................        227,604    2.269744          516,604
  Small Company Fund Non-Qualified
   1.00%...........................      2,533,564    2.269744        5,750,541
  Small Company Fund 1.25%.........    107,808,156    2.250630      242,636,270
  Small Company Fund .25%..........        237,848    2.328130          553,741
  Small Company Fund 1.65%.........         23,341    1.592576           37,173
  Small Company Fund 1.4%..........        725,945    2.248401        1,632,216
  Small Company Fund 1.5%..........      1,659,166    1.593152        2,643,303
  MidCap Fund Sub-Account 1.00%
   Qualified.......................        276,421    2.068062          571,655
  MidCap Fund Sub-Account 1.00%
   Non-Qualified...................      4,561,273    2.068062        9,432,996
  MidCap Fund Sub-Account .25%.....        100,099    2.105927          210,800
  MidCap Fund 1.65%................         12,943    1.520083           19,674
  MidCap Fund 1.4%.................      1,455,391    2.053534        2,988,695
  MidCap Fund 1.5%.................      2,064,651    1.520630        3,139,571
  MidCap Fund 1.25%................    118,305,628    2.055574      243,185,973
  Growth and Income Fund 1.65%.....         16,881    1.308008           22,081
  Growth and Income Fund 1.4%......      1,551,524    1.420460        2,203,878
  Growth and Income Fund Non
   Qualified 1.00%.................         94,246    1.427512          134,538
  Growth and Income Fund Qualified
   1.00%...........................        297,288    1.427512          424,382
  Growth and Income Fund .25%......         18,437    1.444538           26,633
  Growth and Income Fund 1.25%.....     41,231,825    1.421882       58,626,791
  Growth and Income Fund 1.5%......      2,107,446    1.308485        2,757,561
  High Yield Fund 1.4%.............        707,437    1.069043          756,281
  High Yield Fund 1.5%.............        754,351    1.066776          804,723
  High Yield Fund .25%.............         10,000    1.083588           10,836
  High Yield Fund 1.25%............     14,681,047    1.070110       15,710,335
  High Yield Fund Qualified
   1.00%...........................          9,996    1.073454           10,730
  High Yield Fund Non Qualified
   1.00%...........................         28,832    1.073454           30,950

______________________________________ 35 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         UNITS
                                       OWNED BY        UNIT        CONTRACT
                                     PARTICIPANTS     PRICE        LIABILITY
                                     -------------  ----------  ---------------
  Global Leaders Fund 1.4%.........        601,937  $ 1.950512  $     1,174,085
  Global Leaders Fund .25%.........         34,138    1.976824           67,485
  Global Leaders Fund 1.25%........     25,342,886    1.952453       49,480,795
  Global Leaders Fund Non Qualified
   1.00%...........................        132,669    1.958438          259,824
  Global Leaders Fund 1.00%........         30,778    1.958438           60,278
  Global Leaders Fund 1.5%.........        912,978    1.946293        1,776,922
  Smith Barney Cash Portfolio
   Qualified 1.00%.................         40,848    2.996122          122,387
  Smith Barney Cash Portfolio
   Non-Qualified 1.00%.............        112,352    3.100326          348,328
  Smith Barney Appreciation Fund
   1.00%...........................         17,669   12.651528          223,538
  Smith Barney Government Portfolio
   1.00%...........................         11,614    2.695221           31,302
  BB&T Growth and Income Fund
   1.4%............................        164,327    1.263735          207,666
  BB&T Growth and Income Fund
   1.25%...........................     21,984,471    1.264991       27,810,158
  AmSouth Equity Income Fund
   1.4%............................        868,023    1.400354        1,215,539
  AmSouth Equity Income Fund
   1.25%...........................     24,604,396    1.401746       34,489,115
  Mentor VIP Capital Growth Fund
   1.4%............................        100,477    1.129778          113,517
  Mentor VIP Capital Growth Fund
   1.25%...........................     21,765,940    1.130892       24,614,927
  Mentor VIP Perpetual
   International Fund 1.4%.........        117,617    1.531949          180,183
  Mentor VIP Perpetual
   International Fund 1.25%........     14,721,728    1.533464       22,575,240
  Mentor VIP Growth Fund 1.4%......         39,023    1.085030           42,341
  Mentor VIP Growth Fund 1.25%.....     13,248,938    1.086100       14,389,672
  Mitchell Hutchins Growth and
   Income Portfolio 1.5%...........         28,159    1.082851           30,491
  Mitchell Hutchins Growth and
   Income Portfolio 1.4%...........         24,198    1.168150           28,267
  Mitchell Hutchins Growth and
   Income Portfolio 1.25%..........      3,389,460    1.169302        3,963,302
  Mitchell Hutchins Strategic
   Income Portfolio 1.5%...........         39,574    0.975253           38,595
  Mitchell Hutchins Strategic
   Income Portfolio 1.4%...........         48,568    1.002380           48,683
  Mitchell Hutchins Strategic
   Income Portfolio 1.25%..........      1,062,673    1.003372        1,066,256
  Mitchell Hutchins Tactical
   Allocation Portfolio 1.5%.......      1,771,459    1.065485        1,887,463
  Mitchell Hutchins Tactical
   Allocation Portfolio 1.4%.......        260,842    1.235332          322,226
  Mitchell Hutchins Tactical
   Allocation Portfolio 1.25%......     15,817,865    1.236550       19,559,581
  Huntington VA Income Equity Fund
   1.4%............................          6,274    0.992986            6,230
  Huntington VA Income Equity Fund
   1.25%...........................        224,042    0.993229          222,525
  AmSouth Select Equity Fund
   1.4%............................        213,869    0.846981          181,143
  AmSouth Select Equity Fund
   1.25%...........................      2,706,783    0.847829        2,294,889
                                                                ---------------
  SUB-TOTAL:.......................                              15,780,380,307
                                                                ---------------
ANNUITY CONTRACTS IN THE ANNUITY
 PERIOD:
  Bond Fund Non-Qualified 1.00%....         13,487    4.178271           56,352
  Bond Fund 1.25%..................        646,995    2.184598        1,413,425
  Stock Fund Non-Qualified 1.00%...         21,934   13.310539          291,952
  Stock Fund 1.25%.................      1,177,626    7.175612        8,450,189
  Money Market Fund Qualified
   1.00%...........................            317    2.782454              883
  Money Market Fund Non-Qualified
   1.00%...........................         70,673    2.783765          196,736
  Money Market Fund 1.25%..........        367,868    1.777341          653,827
  Advisers Fund Qualified 1.00%....          1,924    7.230781           13,909
  Advisers Fund Non-Qualified
   1.00%...........................        107,185    7.230781          775,030
  Advisers Fund 1.25%..............      2,971,945    4.803097       14,274,540
  Capital Appreciation Fund
   Non-Qualified 1.00%.............         15,299   12.682513          194,028
  Capital Appreciation Fund
   1.25%...........................        403,526    7.501418        3,027,015

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 36 ______________________________________

--------------------------------------------------------------------------------

                                         UNITS
                                       OWNED BY        UNIT        CONTRACT
                                     PARTICIPANTS     PRICE        LIABILITY
                                     -------------  ----------  ---------------
  Mortgage Securities Fund
   Non-Qualified 1.00%.............         57,599  $ 2.859263  $       164,690
  Mortgage Securities Fund 1.25%...        222,487    2.216665          493,180
  Index Fund 1.25%.................        603,079    5.607574        3,381,807
  Index Fund Non Qualified 1.00%...          9,620    2.226696           21,421
  International Opportunities Fund
   Non-Qualified 1.00%.............          4,586    2.320729           10,643
  International Opportunities Fund
   1.25%...........................        439,255    2.266827          995,716
  Dividend and Growth Fund 1.25%...        796,481    2.569946        2,046,914
  International Advisers Fund
   1.25%...........................        157,903    1.795704          283,547
  Small Company Fund 1.25%.........        113,321    2.250630          255,044
  MidCap Fund 1.25%................         67,473    2.055574          138,696
  Growth and Income Fund 1.25%.....         74,023    1.421882          105,252
  High Yield Fund 1.25%............        165,941    1.070110          177,576
  Global Leaders Fund 1.25%........         11,105    1.952453           21,683
  AmSouth Equity Income Fund.......         16,927    1.401746           23,727
                                                                ---------------
  SUB-TOTAL........................                                  37,467,782
                                                                ---------------
GRAND TOTAL........................                             $15,817,848,089
                                                                ===============

______________________________________ 37 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                BOND           STOCK
                                                FUND            FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
INVESTMENT INCOME:
  Dividends.............................    $ 20,856,394    $ 21,835,245
EXPENSES:
  Mortality and expense undertakings....      (4,786,965)    (35,154,364)
                                            ------------    ------------
    Net investment income (loss)........      16,069,429     (13,319,119)
                                            ------------    ------------
CAPITAL GAINS INCOME....................       2,623,245     216,819,144
                                            ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................        (203,417)        318,938
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (31,230,646)    275,463,487
                                            ------------    ------------
    Net (loss) gain on investments......     (31,434,063)    275,782,425
                                            ------------    ------------
    Net (decrease) increase in net
     assets resulting from operations...    $(12,741,389)   $479,282,450
                                            ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 38 ______________________________________

--------------------------------------------------------------------------------

                                                                         CAPITAL       MORTGAGE                    INTERNATIONAL
                                         MONEY MARKET     ADVISERS     APPRECIATION   SECURITIES       INDEX       OPPORTUNITIES
                                             FUND           FUND           FUND          FUND           FUND           FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   ------------   ------------   -----------   ------------   -------------
INVESTMENT INCOME:
  Dividends............................. $19,516,607    $119,254,083   $  8,050,639   $ 9,514,435   $  8,124,740   $  4,967,210
EXPENSES:
  Mortality and expense undertakings....  (5,024,718)    (66,290,644)   (27,044,767)   (2,222,251)    (9,248,662)    (5,283,728)
                                         -----------    ------------   ------------   -----------   ------------   ------------
    Net investment income (loss)........  14,491,889      52,963,439    (18,994,128)    7,292,184     (1,123,922)      (316,518)
                                         -----------    ------------   ------------   -----------   ------------   ------------
CAPITAL GAINS INCOME....................       9,037     410,469,104    127,112,714       --          10,953,439        --
                                         -----------    ------------   ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................     --            2,721,491      8,239,831       106,051          3,676     12,898,810
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --            6,294,211    578,461,865    (6,915,906)   121,670,024    137,769,735
                                         -----------    ------------   ------------   -----------   ------------   ------------
    Net (loss) gain on investments......     --            9,015,702    586,701,696    (6,809,855)   121,673,700    150,668,545
                                         -----------    ------------   ------------   -----------   ------------   ------------
    Net (decrease) increase in net
     assets resulting from operations... $14,500,926    $472,448,245   $694,820,282   $   482,329   $131,503,217   $150,352,027
                                         ===========    ============   ============   ===========   ============   ============

                                            DIVIDEND
                                           AND GROWTH
                                              FUND
                                          SUB-ACCOUNT
                                          ------------
INVESTMENT INCOME:
  Dividends.............................  $ 16,011,869
EXPENSES:
  Mortality and expense undertakings....   (12,526,370)
                                          ------------
    Net investment income (loss)........     3,485,499
                                          ------------
CAPITAL GAINS INCOME....................    38,610,231
                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................     2,185,191
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................    (5,417,975)
                                          ------------
    Net (loss) gain on investments......    (3,232,784)
                                          ------------
    Net (decrease) increase in net
     assets resulting from operations...  $ 38,862,946
                                          ============

______________________________________ 39 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                            INTERNATIONAL       SMALL
                                              ADVISERS         COMPANY
                                                FUND            FUND
                                             SUB-ACCOUNT     SUB-ACCOUNT
                                            -------------    -----------
INVESTMENT INCOME:
  Dividends.............................     $ 1,927,226     $   --
EXPENSES:
  Mortality and expense undertakings....      (1,089,997)     (1,741,126)
                                             -----------     -----------
    Net investment income (loss)........         837,229      (1,741,126)
                                             -----------     -----------
CAPITAL GAINS INCOME....................         --              315,082
                                             -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         295,153       4,251,712
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      17,296,426      81,907,566
                                             -----------     -----------
    Net gain (loss) on investments......      17,591,579      86,159,278
                                             -----------     -----------
    Net increase (decrease) in net
     assets resulting from operations...     $18,428,808     $84,733,234
                                             ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 40 ______________________________________

--------------------------------------------------------------------------------

                                                       GROWTH AND                    GLOBAL      SMITH BARNEY   SMITH BARNEY
                                           MIDCAP        INCOME      HIGH YIELD      LEADERS         CASH       APPRECIATION
                                            FUND          FUND          FUND          FUND        PORTFOLIO         FUND
                                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                         -----------   -----------   -----------   -----------   ------------   ------------
INVESTMENT INCOME:
  Dividends............................. $   --        $  172,552     $ 967,224    $    67,709     $22,683        $ 1,997
EXPENSES:
  Mortality and expense undertakings....  (1,335,119)    (353,581)     (122,260)      (182,154)     (4,908)        (2,133)
                                         -----------   ----------     ---------    -----------     -------        -------
    Net investment income (loss)........  (1,335,119)    (181,029)      844,964       (114,445)     17,775           (136)
                                         -----------   ----------     ---------    -----------     -------        -------
CAPITAL GAINS INCOME....................  10,415,254      397,311         1,135        238,680      --             22,203
                                         -----------   ----------     ---------    -----------     -------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................    (224,429)      46,869       (15,929)        (9,270)     --                123
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................  46,937,316    6,503,899      (642,094)    10,060,655      --              5,735
                                         -----------   ----------     ---------    -----------     -------        -------
    Net gain (loss) on investments......  46,712,887    6,550,768      (658,023)    10,051,385      --              5,858
                                         -----------   ----------     ---------    -----------     -------        -------
    Net increase (decrease) in net
     assets resulting from operations... $55,793,022   $6,767,050     $ 188,076    $10,175,620     $17,775        $27,925
                                         ===========   ==========     =========    ===========     =======        =======

                                          SMITH BARNEY   BB&T GROWTH      AMSOUTH
                                           GOVERNMENT     & INCOME     EQUITY INCOME
                                           PORTFOLIO        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                          ------------   -----------   -------------
INVESTMENT INCOME:
  Dividends.............................     $1,568      $  300,770     $  354,120
EXPENSES:
  Mortality and expense undertakings....       (347)       (320,977)      (336,848)
                                             ------      -----------    ----------
    Net investment income (loss)........      1,221         (20,207)        17,272
                                             ------      -----------    ----------
CAPITAL GAINS INCOME....................     --             393,152        --
                                             ------      -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................     --               3,527         (4,172)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     --          (1,805,236)     6,229,908
                                             ------      -----------    ----------
    Net gain (loss) on investments......     --          (1,801,709)     6,225,736
                                             ------      -----------    ----------
    Net increase (decrease) in net
     assets resulting from operations...     $1,221      $(1,428,764)   $6,243,008
                                             ======      ===========    ==========

______________________________________ 41 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              MENTOR VIP            MENTOR VIP
                                            CAPITAL GROWTH    PERPETUAL INTERNATIONAL
                                                 FUND                  FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
                                            --------------    -----------------------
INVESTMENT INCOME:
  Dividends.............................      $   32,268            $--
EXPENSES:
  Mortality and expense undertakings....        (282,453)             (195,980)
                                              ----------            ----------
    Net investment (loss) income........        (250,185)             (195,980)
                                              ----------            ----------
CAPITAL GAINS INCOME....................          37,363                10,315
                                              ----------            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on security
   transactions.........................             496                 9,042
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       1,293,466             5,855,275
                                              ----------            ----------
    Net gain (loss) on investments......       1,293,962             5,864,317
                                              ----------            ----------
    Net increase (decrease) in net
     assets resulting from operations...      $1,081,140            $5,678,652
                                              ==========            ==========

  *  From inception, November 1, 1999 to December 31, 1999
 **  From inception, May 3, 1999 to December 31, 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 42 ______________________________________

--------------------------------------------------------------------------------

                                         MENTOR VIP    MITCHELL HUTCHINS   MITCHELL HUTCHINS    MITCHELL HUTCHINS    HUNTINGTON VA
                                           GROWTH      GROWTH AND INCOME   STRATEGIC INCOME    TACTICAL ALLOCATION      INCOME
                                            FUND           PORTFOLIO           PORTFOLIO            PORTFOLIO         EQUITY FUND
                                         SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT*
                                         -----------   -----------------   -----------------   -------------------   -------------
INVESTMENT INCOME:
  Dividends............................. $   16,104        $     41            $ 63,920             $   71,190          $1,302
EXPENSES:
  Mortality and expense undertakings....   (131,586)        (27,575)             (7,295)              (111,510)           (175)
                                         ----------        --------            --------             ----------          ------
    Net investment (loss) income........   (115,482)        (27,534)             56,625                (40,320)          1,127
                                         ----------        --------            --------             ----------          ------
CAPITAL GAINS INCOME....................     --             --                  --                   1,339,390          --
                                         ----------        --------            --------             ----------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on security
   transactions.........................     21,602           3,219                 165                 31,237          --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................  2,619,527         367,262             (65,581)               430,021             131
                                         ----------        --------            --------             ----------          ------
    Net gain (loss) on investments......  2,641,129         370,481             (65,416)               461,258             131
                                         ----------        --------            --------             ----------          ------
    Net increase (decrease) in net
     assets resulting from operations... $2,525,647        $342,947            $ (8,791)            $1,760,328          $1,258
                                         ==========        ========            ========             ==========          ======

                                             AMSOUTH
                                          SELECT EQUITY
                                              FUND
                                          SUB-ACCOUNT**
                                          -------------
INVESTMENT INCOME:
  Dividends.............................    $   6,148
EXPENSES:
  Mortality and expense undertakings....      (11,570)
                                            ---------
    Net investment (loss) income........       (5,422)
                                            ---------
CAPITAL GAINS INCOME....................      --
                                            ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain on security
   transactions.........................           73
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     (204,081)
                                            ---------
    Net gain (loss) on investments......     (204,008)
                                            ---------
    Net increase (decrease) in net
     assets resulting from operations...    $(209,430)
                                            =========

  *  From inception, November 1, 1999 to December 31, 1999
 **  From inception, May 3, 1999 to December 31, 1999

______________________________________ 43 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                BOND            STOCK
                                                FUND             FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 16,069,429    $  (13,319,119)
  Capital gains income..................       2,623,245       216,819,144
  Net realized (loss) gain on security
   transactions.........................        (203,417)          318,938
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (31,230,646)      275,463,487
                                            ------------    --------------
  Net (decrease) increase in net assets
   resulting from operations............     (12,741,389)      479,282,450
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      27,921,938       243,534,289
  Net transfers.........................      28,910,921       204,580,762
  Surrenders for benefit payments and
   fees.................................     (42,745,328)     (238,079,087)
  Net annuity transactions..............         414,745         4,064,471
                                            ------------    --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      14,502,276       214,100,435
                                            ------------    --------------
  Net increase (decrease) in net
   assets...............................       1,760,887       693,382,885
NET ASSETS:
  Beginning of period...................     377,820,047     2,498,291,840
                                            ------------    --------------
  End of period.........................    $379,580,934    $3,191,674,725
                                            ============    ==============

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                                BOND            STOCK
                                                FUND             FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 14,116,691    $   (7,282,872)
  Capital gains income..................         --             63,980,079
  Net realized (loss) gain on security
   transactions.........................         (17,730)       (1,720,391)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       5,723,478       522,612,064
                                            ------------    --------------
  Net increase in net assets resulting
   from operations......................      19,822,439       577,588,880
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      41,906,997       201,628,213
  Net transfers.........................      95,280,889       107,789,657
  Surrenders for benefit payments and
   fees.................................     (24,892,187)     (143,970,482)
  Net annuity transactions..............         321,142           560,255
                                            ------------    --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....     112,616,841       166,007,643
                                            ------------    --------------
  Net increase (decrease) in net
   assets...............................     132,439,280       743,596,523
NET ASSETS:
  Beginning of period...................     245,380,767     1,754,695,317
                                            ------------    --------------
  End of period.........................    $377,820,047    $2,498,291,840
                                            ============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 44 ______________________________________

--------------------------------------------------------------------------------

                                                                             CAPITAL         MORTGAGE
                                         MONEY MARKET       ADVISERS       APPRECIATION     SECURITIES       INDEX
                                             FUND             FUND             FUND            FUND           FUND
                                          SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         -------------   --------------   --------------   ------------   ------------
OPERATIONS:
  Net investment income (loss).......... $  14,491,889   $   52,963,439   $  (18,994,128)  $  7,292,184   $ (1,123,922)
  Capital gains income..................         9,037      410,469,104      127,112,714        --          10,953,439
  Net realized (loss) gain on security
   transactions.........................      --              2,721,491        8,239,831        106,051          3,676
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      --              6,294,211      578,461,865     (6,915,906)   121,670,024
                                         -------------   --------------   --------------   ------------   ------------
  Net (decrease) increase in net assets
   resulting from operations............    14,500,926      472,448,245      694,820,282        482,329    131,503,217
                                         -------------   --------------   --------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases.............................    52,032,809      400,762,799      114,346,316      5,634,859     86,228,724
  Net transfers.........................   179,073,766      425,533,878       47,043,624      2,063,743     94,024,710
  Surrenders for benefit payments and
   fees.................................  (172,457,509)    (514,511,813)    (177,116,018)   (28,509,889)   (63,335,518)
  Net annuity transactions..............        66,069        4,945,760          853,857        213,909      2,159,559
                                         -------------   --------------   --------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....    58,715,135      316,730,624      (14,872,221)   (20,597,378)   119,077,475
                                         -------------   --------------   --------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................    73,216,061      789,178,869      679,948,061    (20,115,049)   250,580,692
NET ASSETS:
  Beginning of period...................   342,821,394    4,916,673,571    1,985,681,374    190,247,223    623,100,586
                                         -------------   --------------   --------------   ------------   ------------
  End of period......................... $ 416,037,455   $5,705,852,440   $2,665,629,435   $170,132,174   $873,681,278
                                         =============   ==============   ==============   ============   ============

                                          INTERNATIONAL     DIVIDEND
                                          OPPORTUNITIES    AND GROWTH
                                              FUND            FUND
                                           SUB-ACCOUNT    SUB-ACCOUNT
                                          -------------   ------------
OPERATIONS:
  Net investment income (loss)..........  $   (316,518)   $  3,485,499
  Capital gains income..................       --           38,610,231
  Net realized (loss) gain on security
   transactions.........................    12,898,810       2,185,191
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................   137,769,735      (5,417,975)
                                          ------------    ------------
  Net (decrease) increase in net assets
   resulting from operations............   150,352,027      38,862,946
                                          ------------    ------------
UNIT TRANSACTIONS:
  Purchases.............................    13,080,473      65,414,965
  Net transfers.........................   (10,281,590)    (15,678,141)
  Surrenders for benefit payments and
   fees.................................   (43,785,344)    (69,729,336)
  Net annuity transactions..............       123,273         320,965
                                          ------------    ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....   (40,863,188)    (19,671,547)
                                          ------------    ------------
  Net increase (decrease) in net
   assets...............................   109,488,839      19,191,399
NET ASSETS:
  Beginning of period...................   398,604,114     974,440,666
                                          ------------    ------------
  End of period.........................  $508,092,953    $993,632,065
                                          ============    ============

                                                                            CAPITAL         MORTGAGE
                                         MONEY MARKET      ADVISERS       APPRECIATION     SECURITIES       INDEX
                                             FUND            FUND             FUND            FUND           FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                         ------------   --------------   --------------   ------------   ------------
OPERATIONS:
  Net investment income (loss).......... $11,836,148    $   44,020,326   $  (12,238,662)  $  9,644,833   $ (1,323,774)
  Capital gains income..................     --            130,914,844      114,733,928        --          10,662,058
  Net realized (loss) gain on security
   transactions.........................     --              1,826,471       (4,786,085)       473,273       (704,518)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     --            709,363,622      140,386,292       (228,914)   110,953,813
                                         ------------   --------------   --------------   ------------   ------------
  Net increase in net assets resulting
   from operations......................  11,836,148       886,125,263      238,095,473      9,889,192    119,587,579
                                         ------------   --------------   --------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases.............................  34,983,693       374,759,005      143,597,572      9,146,977     67,409,255
  Net transfers......................... 123,126,442       280,406,929      (12,597,119)     8,722,639     58,996,655
  Surrenders for benefit payments and
   fees................................. (94,130,526)     (329,416,389)    (117,626,736)   (28,665,195)   (34,320,175)
  Net annuity transactions..............     (32,392)        3,527,169          304,016         39,959        271,456
                                         ------------   --------------   --------------   ------------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....  63,947,217       329,276,714       13,677,733    (10,755,620)    92,357,191
                                         ------------   --------------   --------------   ------------   ------------
  Net increase (decrease) in net
   assets...............................  75,783,365     1,215,401,977      251,773,206       (866,428)   211,944,770
NET ASSETS:
  Beginning of period................... 267,038,029     3,701,271,594    1,733,908,168    191,113,651    411,155,816
                                         ------------   --------------   --------------   ------------   ------------
  End of period......................... $342,821,394   $4,916,673,571   $1,985,681,374   $190,247,223   $623,100,586
                                         ============   ==============   ==============   ============   ============

                                          INTERNATIONAL     DIVIDEND
                                          OPPORTUNITIES    AND GROWTH
                                              FUND            FUND
                                           SUB-ACCOUNT    SUB-ACCOUNT
                                          -------------   ------------
OPERATIONS:
  Net investment income (loss)..........  $    189,021    $  4,915,811
  Capital gains income..................    25,347,181      25,624,259
  Net realized (loss) gain on security
   transactions.........................     1,455,876        (465,941)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    17,463,831      82,775,505
                                          ------------    ------------
  Net increase in net assets resulting
   from operations......................    44,455,909     112,849,634
                                          ------------    ------------
UNIT TRANSACTIONS:
  Purchases.............................    16,804,591     141,279,121
  Net transfers.........................   (27,399,853)     99,305,048
  Surrenders for benefit payments and
   fees.................................   (28,546,428)    (49,052,200)
  Net annuity transactions..............       244,437         835,197
                                          ------------    ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....   (38,897,253)    192,367,166
                                          ------------    ------------
  Net increase (decrease) in net
   assets...............................     5,558,656     305,216,800
NET ASSETS:
  Beginning of period...................   393,045,458     669,223,866
                                          ------------    ------------
  End of period.........................  $398,604,114    $974,440,666
                                          ============    ============

______________________________________ 45 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                            INTERNATIONAL       SMALL
                                              ADVISERS         COMPANY
                                                FUND             FUND
                                             SUB-ACCOUNT     SUB-ACCOUNT
                                            -------------    ------------
OPERATIONS:
  Net investment income (loss)..........    $    837,229     $ (1,741,126)
  Capital gains income..................         --               315,082
  Net realized gain (loss) on security
   transactions.........................         295,153        4,251,712
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      17,296,426       81,907,566
                                            ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............      18,428,808       84,733,234
                                            ------------     ------------
UNIT TRANSACTIONS:
  Purchases.............................      10,659,922       13,837,871
  Net transfers.........................      10,728,100       42,134,966
  Surrenders for benefit payments and
   fees.................................      (6,643,729)      (9,812,254)
  Net annuity transactions..............         129,729           (1,998)
                                            ------------     ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      14,874,022       46,158,585
                                            ------------     ------------
  Net increase (decrease) in net
   assets...............................      33,302,830      130,891,819
NET ASSETS:
  Beginning of period...................      75,837,938      123,133,073
                                            ------------     ------------
  End of period.........................    $109,140,768     $254,024,892
                                            ============     ============

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                            INTERNATIONAL       SMALL
                                              ADVISERS         COMPANY
                                                FUND             FUND
                                             SUB-ACCOUNT     SUB-ACCOUNT
                                            -------------    ------------
OPERATIONS:
  Net investment income (loss)..........     $ 5,711,299     $ (1,090,110)
  Capital gains income..................       1,559,601        1,255,431
  Net realized (loss) gain on security
   transactions.........................         (62,176)       1,445,433
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................        (222,372)       9,623,019
                                             -----------     ------------
  Net increase in net assets resulting
   from operations......................       6,986,352       11,233,773
                                             -----------     ------------
UNIT TRANSACTIONS:
  Purchases.............................       9,244,144       17,606,410
  Net transfers.........................       5,996,311       27,369,558
  Surrenders for benefit payments and
   fees.................................      (3,894,672)      (4,568,343)
  Net annuity transactions..............          83,430           98,040
                                             -----------     ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      11,429,213       40,505,665
                                             -----------     ------------
  Net increase (decrease) in net
   assets...............................      18,415,565       51,739,438
NET ASSETS:
  Beginning of period...................      57,422,373       71,393,635
                                             -----------     ------------
  End of period.........................     $75,837,938     $123,133,073
                                             ===========     ============

 **  From inception, June 1, 1998 to December 31, 1998
***  From inception, September 30, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 46 ______________________________________

--------------------------------------------------------------------------------

                                                        GROWTH AND                    GLOBAL      SMITH BARNEY   SMITH BARNEY
                                            MIDCAP        INCOME      HIGH YIELD      LEADERS         CASH       APPRECIATION
                                             FUND          FUND          FUND          FUND        PORTFOLIO         FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                         ------------   -----------   -----------   -----------   ------------   ------------
OPERATIONS:
  Net investment income (loss).......... $ (1,335,119)  $  (181,029)  $   844,964   $  (114,445)    $ 17,775       $   (136)
  Capital gains income..................   10,415,254       397,311         1,135       238,680       --             22,203
  Net realized gain (loss) on security
   transactions.........................     (224,429)       46,869       (15,929)       (9,270)      --                123
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................   46,937,316     6,503,899      (642,094)   10,060,655       --              5,735
                                         ------------   -----------   -----------   -----------     --------       --------
  Net increase (decrease) in net assets
   resulting from operations............   55,793,022     6,767,050       188,076    10,175,620       17,775         27,925
                                         ------------   -----------   -----------   -----------     --------       --------
UNIT TRANSACTIONS:
  Purchases.............................   28,146,551    15,704,459     4,494,431     8,251,247       --             --
  Net transfers.........................  131,121,514    36,678,430    11,579,453    34,966,058       --             --
  Surrenders for benefit payments and
   fees.................................   (1,798,300)   (1,186,192)     (881,151)   (1,167,939)     (33,763)        (4,174)
  Net annuity transactions..............      122,890        88,032       177,075        16,976       --             --
                                         ------------   -----------   -----------   -----------     --------       --------
  Net increase (decrease) in net assets
   resulting from unit transactions.....  157,592,655    51,284,729    15,369,808    42,066,342      (33,763)        (4,174)
                                         ------------   -----------   -----------   -----------     --------       --------
  Net increase (decrease) in net
   assets...............................  213,385,677    58,051,779    15,557,884    52,241,962      (15,988)        23,751
NET ASSETS:
  Beginning of period...................   46,302,383     6,249,337     1,943,547       599,110      486,703        199,787
                                         ------------   -----------   -----------   -----------     --------       --------
  End of period......................... $259,688,060   $64,301,116   $17,501,431   $52,841,072     $470,715       $223,538
                                         ============   ===========   ===========   ===========     ========       ========

                                          SMITH BARNEY   BB&T GROWTH      AMSOUTH
                                           GOVERNMENT     & INCOME     EQUITY INCOME
                                           PORTFOLIO        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                          ------------   -----------   -------------
OPERATIONS:
  Net investment income (loss)..........    $ 1,221      $  (20,207)    $    17,272
  Capital gains income..................     --             393,152         --
  Net realized gain (loss) on security
   transactions.........................     --               3,527          (4,172)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     --          (1,805,236)      6,229,908
                                            -------      -----------    -----------
  Net increase (decrease) in net assets
   resulting from operations............      1,221      (1,428,764)      6,243,008
                                            -------      -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................     --           2,806,902       8,947,643
  Net transfers.........................     --           4,398,250          60,144
  Surrenders for benefit payments and
   fees.................................     (4,276)     (1,469,630)     (2,025,318)
  Net annuity transactions..............     --              --              (8,117)
                                            -------      -----------    -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....     (4,276)      5,735,522       6,974,352
                                            -------      -----------    -----------
  Net increase (decrease) in net
   assets...............................     (3,055)      4,306,758      13,217,360
NET ASSETS:
  Beginning of period...................     34,357      23,711,066      22,511,021
                                            -------      -----------    -----------
  End of period.........................    $31,302      $28,017,824    $35,728,381
                                            =======      ===========    ===========

                                                        GROWTH AND                          GLOBAL       SMITH BARNEY
                                           MIDCAP         INCOME         HIGH YIELD        LEADERS           CASH
                                            FUND           FUND             FUND             FUND         PORTFOLIO
                                         SUB-ACCOUNT   SUB-ACCOUNT**   SUB-ACCOUNT***   SUB-ACCOUNT***   SUB-ACCOUNT
                                         -----------   -------------   --------------   --------------   ------------
OPERATIONS:
  Net investment income (loss).......... $  (320,020)   $    5,967       $   32,022        $    472        $ 19,946
  Capital gains income..................     --            --               --               16,340          --
  Net realized (loss) gain on security
   transactions.........................      (3,698)       (2,267)            (287)          1,084          --
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................   6,597,665       740,175           (9,874)         10,436          --
                                         -----------    ----------       ----------        --------        --------
  Net increase in net assets resulting
   from operations......................   6,273,947       743,875           21,861          28,332          19,946
                                         -----------    ----------       ----------        --------        --------
UNIT TRANSACTIONS:
  Purchases.............................  13,468,482     1,325,581          226,463         114,768          --
  Net transfers.........................  18,368,378     4,236,085        1,697,571         456,296          --
  Surrenders for benefit payments and
   fees.................................    (982,314)      (56,204)          (2,348)           (286)        (42,255)
  Net annuity transactions..............     --            --               --              --               --
                                         -----------    ----------       ----------        --------        --------
  Net increase (decrease) in net assets
   resulting from unit transactions.....  30,854,546     5,505,462        1,921,686         570,778         (42,255)
                                         -----------    ----------       ----------        --------        --------
  Net increase (decrease) in net
   assets...............................  37,128,493     6,249,337        1,943,547         599,110         (22,309)
NET ASSETS:
  Beginning of period...................   9,173,890       --               --              --              509,012
                                         -----------    ----------       ----------        --------        --------
  End of period......................... $46,302,383    $6,249,337       $1,943,547        $599,110        $486,703
                                         ===========    ==========       ==========        ========        ========

                                          SMITH BARNEY   SMITH BARNEY   BB&T GROWTH      AMSOUTH
                                          APPRECIATION    GOVERNMENT     & INCOME     EQUITY INCOME
                                              FUND        PORTFOLIO        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                          ------------   ------------   -----------   -------------
OPERATIONS:
  Net investment income (loss)..........    $    526       $ 1,465      $   28,796     $   134,592
  Capital gains income..................      15,116        --              --             --
  Net realized (loss) gain on security
   transactions.........................          51        --               1,013           4,124
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      17,076        --           1,927,801         971,715
                                            --------       -------      -----------    -----------
  Net increase in net assets resulting
   from operations......................      32,769         1,465       1,957,610       1,110,431
                                            --------       -------      -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................      --            --           9,760,778      14,622,450
  Net transfers.........................      --            --           6,090,057       5,094,816
  Surrenders for benefit payments and
   fees.................................      (3,555)       (4,272)       (574,799)       (733,985)
  Net annuity transactions..............      --            --              --              25,393
                                            --------       -------      -----------    -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      (3,555)       (4,272)     15,276,036      19,008,674
                                            --------       -------      -----------    -----------
  Net increase (decrease) in net
   assets...............................      29,214        (2,807)     17,233,646      20,119,105
NET ASSETS:
  Beginning of period...................     170,573        37,164       6,477,420       2,391,916
                                            --------       -------      -----------    -----------
  End of period.........................    $199,787       $34,357      $23,711,066    $22,511,021
                                            ========       =======      ===========    ===========

 **  From inception, June 1, 1998 to December 31, 1998
***  From inception, September 30, 1998 to December 31, 1998

______________________________________ 47 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              MENTOR VIP            MENTOR VIP
                                            CAPITAL GROWTH    PERPETUAL INTERNATIONAL
                                                 FUND                  FUND
                                             SUB-ACCOUNT            SUB-ACCOUNT
                                            --------------    -----------------------
OPERATIONS:
  Net investment (loss) income..........     $  (250,185)           $  (195,980)
  Capital gains income..................          37,363                 10,315
  Net realized gain on security
   transactions.........................             496                  9,042
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       1,293,466              5,855,275
                                             -----------            -----------
  Net increase (decrease) in net assets
   resulting from operations............       1,081,140              5,678,652
                                             -----------            -----------
UNIT TRANSACTIONS:
  Purchases.............................       2,920,379              1,966,282
  Net transfers.........................       2,776,202              4,932,157
  Surrenders for benefit payments and
   fees.................................        (727,009)              (634,023)
  Net annuity transactions..............         --                  --
                                             -----------            -----------
  Net increase in net assets resulting
   from unit transactions...............       4,969,572              6,264,416
                                             -----------            -----------
  Net increase in net assets............       6,050,712             11,943,068
NET ASSETS:
  Beginning of period...................      18,677,732             10,812,355
                                             -----------            -----------
  End of period.........................     $24,728,444            $22,755,423
                                             ===========            ===========

  *  From inception, November 1, 1999 to December 31, 1999
 **  From inception, May 3, 1999 to December 31, 1999

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                              MENTOR VIP            MENTOR VIP
                                            CAPITAL GROWTH    PERPETUAL INTERNATIONAL
                                                 FUND                  FUND
                                             SUB-ACCOUNT*          SUB-ACCOUNT*
                                            --------------    -----------------------
OPERATIONS:
  Net investment (loss) income..........     $   (85,499)           $   (51,799)
  Capital gains income..................         --                  --
  Net realized (loss) gain on security
   transactions.........................          (4,500)                 1,684
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       1,696,228                601,328
                                             -----------            -----------
  Net increase (decrease) in net assets
   resulting from operations............       1,606,229                551,213
                                             -----------            -----------
UNIT TRANSACTIONS:
  Purchases.............................      11,672,774              6,236,230
  Net transfers.........................       5,647,677              4,185,922
  Surrenders for benefit payments and
   fees.................................        (248,948)              (161,010)
  Net annuity transactions..............         --                  --
                                             -----------            -----------
  Net increase in net assets resulting
   from unit transactions...............      17,071,503             10,261,142
                                             -----------            -----------
  Total increase in net assets..........      18,677,732             10,812,355
NET ASSETS:
  Beginning of period...................         --                  --
                                             -----------            -----------
  End of period.........................     $18,677,732            $10,812,355
                                             ===========            ===========

  *  From inception, March 2, 1998 to December 31, 1998
**** From inception, December 16, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 48 ______________________________________

--------------------------------------------------------------------------------

                                         MENTOR VIP    MITCHELL HUTCHINS   MITCHELL HUTCHINS    MITCHELL HUTCHINS    HUNTINGTON VA
                                           GROWTH         GROWTH AND       STRATEGIC INCOME    TACTICAL ALLOCATION      INCOME
                                            FUND       INCOME PORTFOLIO        PORTFOLIO            PORTFOLIO         EQUITY FUND
                                         SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT*
                                         -----------   -----------------   -----------------   -------------------   -------------
OPERATIONS:
  Net investment (loss) income.......... $  (115,482)     $  (27,534)         $   56,625           $   (40,320)        $  1,127
  Capital gains income..................     --             --                  --                   1,339,390           --
  Net realized gain on security
   transactions.........................      21,602           3,219                 165                31,237           --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................   2,619,527         367,262             (65,581)              430,021              131
                                         -----------      ----------          ----------           -----------         --------
  Net increase (decrease) in net assets
   resulting from operations............   2,525,647         342,947              (8,791)            1,760,328            1,258
                                         -----------      ----------          ----------           -----------         --------
UNIT TRANSACTIONS:
  Purchases.............................   1,591,255       3,251,474             741,317            12,031,575          171,554
  Net transfers.........................     186,787         512,571             475,556             8,174,292           55,943
  Surrenders for benefit payments and
   fees.................................    (341,906)        (95,651)            (64,519)             (207,496)          --
  Net annuity transactions..............     --             --                  --                   --                  --
                                         -----------      ----------          ----------           -----------         --------
  Net increase in net assets resulting
   from unit transactions...............   1,436,136       3,668,394           1,152,354            19,998,371          227,497
                                         -----------      ----------          ----------           -----------         --------
  Net increase in net assets............   3,961,783       4,011,341           1,143,563            21,758,699          228,755
NET ASSETS:
  Beginning of period...................  10,470,230          10,719               9,971                10,571           --
                                         -----------      ----------          ----------           -----------         --------
  End of period......................... $14,432,013      $4,022,060          $1,153,534           $21,769,270         $228,755
                                         ===========      ==========          ==========           ===========         ========

                                             AMSOUTH
                                          SELECT EQUITY
                                              FUND
                                          SUB-ACCOUNT**
                                          -------------
OPERATIONS:
  Net investment (loss) income..........   $   (5,422)
  Capital gains income..................      --
  Net realized gain on security
   transactions.........................           73
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     (204,081)
                                           ----------
  Net increase (decrease) in net assets
   resulting from operations............     (209,430)
                                           ----------
UNIT TRANSACTIONS:
  Purchases.............................    1,791,654
  Net transfers.........................      958,043
  Surrenders for benefit payments and
   fees.................................      (64,235)
  Net annuity transactions..............      --
                                           ----------
  Net increase in net assets resulting
   from unit transactions...............    2,685,462
                                           ----------
  Net increase in net assets............    2,476,032
NET ASSETS:
  Beginning of period...................      --
                                           ----------
  End of period.........................   $2,476,032
                                           ==========

  *  From inception, November 1, 1999 to December 31, 1999
 **  From inception, May 3, 1999 to December 31, 1999

                                          MENTOR VIP    MITCHELL HUTCHINS   MITCHELL HUTCHINS    MITCHELL HUTCHINS
                                            GROWTH      GROWTH AND INCOME   STRATEGIC INCOME    TACTICAL ALLOCATION
                                             FUND           PORTFOLIO           PORTFOLIO            PORTFOLIO
                                         SUB-ACCOUNT*    SUB-ACCOUNT****     SUB-ACCOUNT****      SUB-ACCOUNT****
                                         ------------   -----------------   -----------------   -------------------
OPERATIONS:
  Net investment (loss) income.......... $   (44,785)        $    38             $  111               $     7
  Capital gains income..................     --                  702                  6                    56
  Net realized (loss) gain on security
   transactions.........................      (1,365)        --                 --                   --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     610,042             (20)              (145)                  507
                                         -----------         -------             ------               -------
  Net increase (decrease) in net assets
   resulting from operations............     563,892             720                (28)                  570
                                         -----------         -------             ------               -------
UNIT TRANSACTIONS:
  Purchases.............................   6,771,031          10,000             10,000                10,000
  Net transfers.........................   3,215,967         --                 --                   --
  Surrenders for benefit payments and
   fees.................................     (80,660)             (1)                (1)                    1
  Net annuity transactions..............     --              --                 --                   --
                                         -----------         -------             ------               -------
  Net increase in net assets resulting
   from unit transactions...............   9,906,338           9,999              9,999                10,001
                                         -----------         -------             ------               -------
  Total increase in net assets..........  10,470,230          10,719              9,971                10,571
NET ASSETS:
  Beginning of period...................     --              --                 --                   --
                                         -----------         -------             ------               -------
  End of period......................... $10,470,230         $10,719             $9,971               $10,571
                                         ===========         =======             ======               =======

  *  From inception, March 2, 1998 to December 31, 1998
**** From inception, December 16, 1998 to December 31, 1998

______________________________________ 49 ______________________________________

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGE--The Company, will make deductions at a maximum annual rate of 1.50% of the contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

______________________________________ 50 ______________________________________

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account Two (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Growth and Income Fund, High Yield Fund, Global Leaders Fund, Smith Barney Cash Portfolio, Smith Barney Appreciation Fund, Smith Barney Government Portfolio, BB&T Growth & Income Fund, AmSouth Equity Income Fund, Mentor VIP Capital Growth Fund, Mentor VIP Perpetual International Fund, Mentor VIP Growth Fund, Mitchell Hutchins Growth and Income Portfolio, Mitchell Hutchins Strategic Income Portfolio, Mitchell Hutchins Tactical Allocation Portfolio, Huntington VA Income Equity Fund and AmSouth Select Equity Fund (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

______________________________________ 51 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................    $447,106,524          --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................         --         $4,710,808,860
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value......................         --               --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................         --               --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................         --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................         --               --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................         --               --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................         --               --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................         --               --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................         --               --
  Due from Hartford Life and Annuity
   Insurance Company....................         --              1,569,635
  Receivable from fund shares sold......         821,248          --
                                            ------------    --------------
  Total Assets..........................     447,927,772     4,712,378,495
                                            ------------    --------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................         821,442          --
  Payable for fund shares purchased.....         --              1,564,212
                                            ------------    --------------
  Total Liabilities.....................         821,442         1,564,212
                                            ------------    --------------
  Net Assets (variable annuity contract
   liabilities).........................    $447,106,330    $4,710,814,283
                                            ============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 52 ______________________________________

--------------------------------------------------------------------------------

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................     --              --                --                 --                 --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................     --              --                --                 --                 --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value...................... $548,422,425        --                --                 --                 --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................     --         $7,015,590,643         --                 --                 --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................     --              --           $4,096,297,700          --                 --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................     --              --                --             $122,536,020           --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................     --              --                --                 --           $1,117,332,843
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................     --              --                --                 --                 --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................     --              --                --                 --                 --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................     --              --                --                 --                 --
  Due from Hartford Life and Annuity
   Insurance Company....................   4,024,594         --                --                 --                 --
  Receivable from fund shares sold......     --               954,565          2,647,605            70,893            110,670
                                         ------------   --------------    --------------      ------------     --------------
  Total Assets.......................... 552,447,019    7,016,545,208      4,098,945,305       122,606,913      1,117,443,513
                                         ------------   --------------    --------------      ------------     --------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................     --               950,615          2,404,382            72,076            105,519
  Payable for fund shares purchased.....   4,001,041         --                --                 --                 --
                                         ------------   --------------    --------------      ------------     --------------
  Total Liabilities.....................   4,001,041          950,615          2,404,382            72,076            105,519
                                         ------------   --------------    --------------      ------------     --------------
  Net Assets (variable annuity contract
   liabilities)......................... $548,445,978   $7,015,594,593    $4,096,540,923      $122,534,837     $1,117,337,994
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   -------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -
     Class IA
    Shares 449,867,813
    Cost $471,536,987
      Market Value......................        --                   --              --
    Hartford Stock HLS Fund, Inc. -
     Class IA
    Shares 659,095,163
    Cost $3,107,192,905
      Market Value......................        --                   --              --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
    Shares 548,422,425
    Cost $548,422,425
      Market Value......................        --                   --              --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
    Shares 2,366,315,491
    Cost $5,444,912,732
      Market Value......................        --                   --              --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
    Shares 672,032,314
    Cost $2,550,014,270
      Market Value......................        --                   --              --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
    Shares 117,880,676
    Cost $127,698,156
      Market Value......................        --                   --              --
    Hartford Index HLS Fund, Inc. -
     Class IA
    Shares 266,744,217
    Cost $736,583,539
      Market Value......................        --                   --              --
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
    Shares 480,127,442
    Cost $614,510,013
      Market Value......................     $900,687,872            --              --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
    Shares 923,635,920
    Cost $1,584,821,109
      Market Value......................        --             $1,984,734,728        --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
    Shares 196,357,266
    Cost $227,828,642
      Market Value......................        --                   --         $274,250,426
  Due from Hartford Life and Annuity
   Insurance Company....................        1,056,559            --                1,454
  Receivable from fund shares sold......        --                    765,866        --
                                             ------------      --------------   ------------
  Total Assets..........................      901,744,431       1,985,500,594    274,251,880
                                             ------------      --------------   ------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................        --                    763,409        --
  Payable for fund shares purchased.....        1,313,277            --                2,289
                                             ------------      --------------   ------------
  Total Liabilities.....................        1,313,277             763,409          2,289
                                             ------------      --------------   ------------
  Net Assets (variable annuity contract
   liabilities).........................     $900,431,154      $1,984,737,185   $274,249,591
                                             ============      ==============   ============

______________________________________ 53 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................    $463,977,162         --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................        --          $394,192,314
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value......................        --               --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................        --               --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................        --               --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................        --               --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................        --               --
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................        --               --
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................        --               --
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................        --               --
  Due from Hartford Life and Annuity
   Insurance Company....................        797,344        1,361,926
                                            ------------    ------------
  Total Assets..........................    464,774,506      395,554,240
                                            ------------    ------------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................        --               --
  Payable for fund shares purchased.....        797,460        1,361,681
                                            ------------    ------------
  Total Liabilities.....................        797,460        1,361,681
                                            ------------    ------------
  Net Assets (variable annuity contract
   liabilities).........................    $463,977,046    $394,192,559
                                            ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 54 ______________________________________

--------------------------------------------------------------------------------

                                            GLOBAL         HIGH        GROWTH AND    MENTOR VIP CAPITAL   MENTOR VIP PERPETUAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND       GROWTH FUND        INTERNATIONAL FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
                                         ------------   -----------   ------------   ------------------   --------------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................     --             --            --               --                   --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................     --             --            --               --                   --
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value...................... $117,991,405       --            --               --                   --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................     --         $24,464,405       --               --                   --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................     --             --        $129,667,086         --                   --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................     --             --            --             $1,580,833             --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................     --             --            --               --                  $2,082,740
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................     --             --            --               --                   --
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................     --             --            --               --                   --
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................     --             --            --               --                   --
  Due from Hartford Life and Annuity
   Insurance Company....................     429,704        74,858        432,287          --                   --
                                         ------------   -----------   ------------       ----------            ----------
  Total Assets.......................... 118,421,109    24,539,263    130,099,373         1,580,833             2,082,740
                                         ------------   -----------   ------------       ----------            ----------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................     --             --            --                     68                   104
  Payable for fund shares purchased.....     429,387        74,789        431,728          --                   --
                                         ------------   -----------   ------------       ----------            ----------
  Total Liabilities.....................     429,387        74,789        431,728                68                   104
                                         ------------   -----------   ------------       ----------            ----------
  Net Assets (variable annuity contract
   liabilities)......................... $117,991,722   $24,464,474   $129,667,645       $1,580,765            $2,082,636
                                         ============   ===========   ============       ==========            ==========

                                                                         MERRILL LYNCH
                                          MENTOR VIP    MERCURY VI US    GLOBAL GROWTH
                                          GROWTH FUND   LARGE CAP FUND    FOCUS FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                                          -----------   --------------   -------------
ASSETS:
  Investments:
    Hartford Small Company HLS
     Fund, Inc. - Class IA
    Shares 212,076,990
    Cost $280,439,845
      Market Value......................     --             --               --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
    Shares 191,961,289
    Cost $297,691,376
      Market Value......................     --             --               --
    Hartford Global Leaders HLS Fund -
     Class IA
    Shares 61,681,952
    Cost $94,610,676
      Market Value......................     --             --               --
    Hartford High Yield HLS Fund -
     Class IA
    Shares 24,345,792
    Cost $25,309,628
      Market Value......................     --             --               --
    Hartford Growth and Income HLS Fund
     - Class IA
    Shares 90,572,348
    Cost $114,627,320
      Market Value......................     --             --               --
    Mentor VIP Capital Growth
     Fund, Inc.
    Shares 109,628
    Cost $1,371,449
      Market Value......................     --             --               --
    Mentor VIP Perpetual International
     Fund, Inc.
    Shares 106,262
    Cost $1,460,933
      Market Value......................     --             --               --
    Mentor VIP Growth Fund, Inc.
    Shares 64,247
    Cost $676,124
      Market Value......................   $891,105
    Mercury VI US Large Cap Fund -
     Class A
    Shares 1,173
    Cost $13,731
      Market Value......................     --            $14,105
    Merrill Lynch Global Growth Focus
     Fund - Class A
    Shares 6,455
    Cost $91,458
      Market Value......................     --             --              $95,403
  Due from Hartford Life and Annuity
   Insurance Company....................     --             --               --
                                           --------        -------          -------
  Total Assets..........................    891,105         14,105           95,403
                                           --------        -------          -------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................         35         --               --
  Payable for fund shares purchased.....     --             --               --
                                           --------        -------          -------
  Total Liabilities.....................         35         --               --
                                           --------        -------          -------
  Net Assets (variable annuity contract
   liabilities).........................   $891,070        $14,105          $95,403
                                           ========        =======          =======

______________________________________ 55 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account.....................................           26,834    $0.994578    $        26,688
  Bond Fund Sub-Account.....................................        1,184,617     2.182434          2,585,349
  Bond Fund Sub-Account.....................................              465     1.007093                469
  Bond Fund Sub-Account.....................................            2,499     1.007410              2,518
  Bond Fund Sub-Account.....................................       11,256,103     0.994947         11,199,226
  Bond Fund Sub-Account.....................................      197,574,642     2.184598        431,621,166
  Stock Fund Sub-Account....................................          210,327     1.222948            257,219
  Stock Fund Sub-Account....................................        5,858,621     7.168535         41,997,729
  Stock Fund Sub-Account....................................           74,387     1.136485             84,539
  Stock Fund Sub-Account....................................        1,647,138     1.136847          1,872,544
  Stock Fund Sub-Account....................................       53,638,914     1.223394         65,621,525
  Stock Fund Sub-Account....................................      638,407,205     7.175612      4,580,962,400
  Money Market Fund Sub-Account.............................           35,300     1.049997             37,065
  Money Market Fund Sub-Account.............................          917,155     1.775591          1,628,493
  Money Market Fund Sub-Account.............................                0     1.009271                  0
  Money Market Fund Sub-Account.............................              522     1.009591                527
  Money Market Fund Sub-Account.............................       60,490,202     1.050377         63,537,517
  Money Market Fund Sub-Account.............................      270,072,357     1.777341        480,010,674
  Advisers Fund Sub-Account.................................          342,934     1.127468            386,647
  Advisers Fund Sub-Account.................................        7,318,141     4.798347         35,114,981
  Advisers Fund Sub-Account.................................           57,191     1.083555             61,970
  Advisers Fund Sub-Account.................................        1,601,663     1.083900          1,736,043
  Advisers Fund Sub-Account.................................       99,547,381     1.127880        112,277,500
  Advisers Fund Sub-Account.................................    1,425,393,462     4.803097      6,846,303,062
  Capital Appreciation Fund Sub-Account.....................          297,634     1.334003            397,044
  Capital Appreciation Fund Sub-Account.....................        2,064,035     7.494011         15,467,902
  Capital Appreciation Fund Sub-Account.....................           62,274     1.235938             76,966
  Capital Appreciation Fund Sub-Account.....................          775,935     1.236331            959,313
  Capital Appreciation Fund Sub-Account.....................       27,329,043     1.334491         36,470,362
  Capital Appreciation Fund Sub-Account.....................      537,835,362     7.501418      4,034,527,863
  Mortgage Securities Fund Sub-Account......................                0     1.022060                  0
  Mortgage Securities Fund Sub-Account......................          269,500     2.214471            596,801
  Mortgage Securities Fund Sub-Account......................                0     1.006743                  0
  Mortgage Securities Fund Sub-Account......................            2,763     1.007064              2,783
  Mortgage Securities Fund Sub-Account......................        5,585,485     1.022434          5,710,790
  Mortgage Securities Fund Sub-Account......................       52,197,499     2.216665        115,704,370
  Index Fund Sub-Account....................................           83,406     1.239923            103,417
  Index Fund Sub-Account....................................        1,310,125     5.602011          7,339,336
  Index Fund Sub-Account....................................            1,381     1.144312              1,580
  Index Fund Sub-Account....................................          334,670     1.144675            383,089
  Index Fund Sub-Account....................................       27,071,357     1.240377         33,578,689
  Index Fund Sub-Account....................................      191,224,666     5.607574      1,072,306,463
  International Opportunities Fund Sub-Account..............           58,213     1.273000             74,106
  International Opportunities Fund Sub-Account..............          970,042     2.264582          2,196,739
  International Opportunities Fund Sub-Account..............              500     1.199943                600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 56 ______________________________________

--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
  GROUP SUB-ACCOUNTS -- (CONTINUED)
  International Opportunities Fund Sub-Account..............           88,714    $1.200325    $       106,485
  International Opportunities Fund Sub-Account..............        5,998,131     1.273461          7,638,386
  International Opportunities Fund Sub-Account..............      391,870,958     2.266827        888,303,667
  Dividend and Growth Fund Sub-Account......................          102,974     1.045671            107,677
  Dividend and Growth Fund Sub-Account......................        2,452,827     2.567396          6,297,378
  Dividend and Growth Fund Sub-Account......................            3,271     1.064013              3,480
  Dividend and Growth Fund Sub-Account......................          227,845     1.064354            242,507
  Dividend and Growth Fund Sub-Account......................       19,290,169     1.046052         20,178,520
  Dividend and Growth Fund Sub-Account......................      760,046,046     2.569946      1,953,277,297
  International Advisers Fund Sub-Account...................           15,134     1.178048             17,829
  International Advisers Fund Sub-Account...................          953,594     1.793926          1,710,677
  International Advisers Fund Sub-Account...................            1,202     1.121881              1,348
  International Advisers Fund Sub-Account...................           22,473     1.122237             25,220
  International Advisers Fund Sub-Account...................        3,025,244     1.178481          3,565,193
  International Advisers Fund Sub-Account...................      149,494,531     1.795704        268,447,928
  Small Company Fund Sub-Account............................           42,607     1.592576             67,856
  Small Company Fund Sub-Account............................        1,735,342     2.248401          3,901,745
  Small Company Fund Sub-Account............................              258     1.364431                352
  Small Company Fund Sub-Account............................          150,069     1.364863            204,823
  Small Company Fund Sub-Account............................      198,856,386     2.250630        447,552,149
  Small Company Fund Sub-Account............................        6,084,767     1.593152          9,693,959
  MidCap Fund Sub-Account...................................           69,564     1.520083            105,743
  MidCap Fund Sub-Account...................................        3,184,542     2.053534          6,539,565
  MidCap Fund Sub-Account...................................            3,815     1.292197              4,930
  MidCap Fund Sub-Account...................................          249,883     1.292607            323,000
  MidCap Fund Sub-Account...................................        8,978,236     1.520630         13,652,575
  MidCap Fund Sub-Account...................................      181,141,994     2.055574        372,350,771
  Global Leaders Fund Sub-Account...........................        3,764,460     1.946293          7,326,743
  Global Leaders Fund Sub-Account...........................           60,499     1.945587            117,706
  Global Leaders Fund Sub-Account...........................        1,465,474     1.950512          2,858,424
  Global Leaders Fund Sub-Account...........................            3,636     1.293486              4,703
  Global Leaders Fund Sub-Account...........................          300,137     1.293896            388,346
  Global Leaders Fund Sub-Account...........................       54,890,185     1.952453        107,170,506
  High Yield Fund Sub-Account...............................        2,071,284     1.066776          2,209,596
  High Yield Fund Sub-Account...............................            1,731     1.066388              1,845
  High Yield Fund Sub-Account...............................          481,332     1.069043            514,565
  High Yield Fund Sub-Account...............................                0     1.019709                  0
  High Yield Fund Sub-Account...............................            6,836     1.020038              6,973
  High Yield Fund Sub-Account...............................       20,234,594     1.070110         21,653,242
  Growth and Income Fund Sub-Account........................          129,575     1.308008            169,485
  Growth and Income Fund Sub-Account........................        3,576,088     1.420460          5,079,689
  Growth and Income Fund Sub-Account........................           37,993     1.158303             44,008
  Growth and Income Fund Sub-Account........................          246,069     1.158668            285,112
  Growth and Income Fund Sub-Account........................        8,930,138     1.308485         11,684,951
  Growth and Income Fund Sub-Account........................       78,909,139     1.421882        112,199,485
  Mentor VIP Capital Growth Fund Sub-Account................            8,587     1.129778              9,701
  Mentor VIP Capital Growth Fund Sub-Account................        1,389,225     1.130892          1,571,064

______________________________________ 57 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    UNITS
                                                                  OWNED BY         UNIT          CONTRACT
                                                                PARTICIPANTS       PRICE         LIABILITY
                                                                -------------    ---------    ---------------
Mentor VIP Perpetual International Fund Sub-Account.........            8,183    $1.531949    $        12,536
Mentor VIP Perpetual International Fund Sub-Account.........        1,349,950     1.533464          2,070,100
Mentor VIP Growth Fund Sub-Account..........................           12,522     1.085030             13,586
Mentor VIP Growth Fund Sub-Account..........................          805,875     1.086100            875,260
Mercury VI US Large Cap Fund Sub-Account....................            2,255     1.104998              2,491
Mercury VI US Large Cap Fund Sub-Account....................           10,508     1.105269             11,614
Merrill Lynch Global Growth Focus Fund Sub-Account..........           46,526     1.248875             58,105
Merrill Lynch Global Growth Focus Fund Sub-Account..........           29,858     1.249180             37,298
                                                                                              ---------------
  SUB-TOTAL.................................................                                   22,283,922,258
                                                                                              ---------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD:
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account.....................................          764,861     2.184598          1,670,914
  Stock Fund Sub-Account....................................        2,789,773     7.175612         20,018,327
  Money Market Fund Sub-Account.............................        1,818,279     1.777341          3,231,702
  Advisers Fund Sub-Account.................................        4,104,516     4.803097         19,714,390
  Capital Appreciation Fund Sub-Account.....................        1,151,979     7.501418          8,641,473
  Mortgage Securities Fund Sub-Account......................          234,629     2.216665            520,093
  Index Fund Sub-Account....................................          646,522     5.607574          3,625,420
  International Opportunities Fund Sub-Account..............          931,333     2.266827          2,111,171
  Dividend and Growth Fund Sub-Account......................        1,801,721     2.569946          4,630,326
  International Advisers Fund Sub-Account...................          268,082     1.795704            481,396
  Small Company Fund Sub-Account............................        1,135,754     2.250630          2,556,162
  MidCap Fund Sub-Account...................................          591,550     2.055574          1,215,975
  Global Leaders Fund Sub-Account...........................           64,172     1.952453            125,294
  High Yield Fund Sub-Account...............................           73,126     1.070110             78,253
  Growth & Income Fund Sub-Account..........................          144,116     1.421882            204,915
  Mentor VIP Growth Fund Sub-Account........................            2,048     1.086100              2,224
                                                                                              ---------------
  SUB-TOTAL.................................................                                       68,828,035
                                                                                              ---------------
GRAND TOTAL.................................................                                  $22,352,750,293
                                                                                              ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 58 ______________________________________

                      [This Page Intentionally Left Blank]

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND       STOCK FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
INVESTMENT INCOME:
  Dividends.............................    $ 24,593,727    $ 32,121,491
EXPENSES:
  Mortality and expense undertakings....      (5,518,904)    (50,004,645)
                                            ------------    ------------
    Net investment income (loss)........      19,074,823     (17,883,154)
                                            ------------    ------------
CAPITAL GAINS INCOME....................       2,910,226     297,745,384
                                            ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................          58,228         170,224
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (36,187,007)    402,196,558
                                            ------------    ------------
    Net (loss) gain on investments......     (36,128,779)    402,366,782
                                            ------------    ------------
    Net (decrease) increase in net
     assets resulting from operations...    $(14,143,730)   $682,229,012
                                            ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 60 ______________________________________

--------------------------------------------------------------------------------

                                            MONEY                           CAPITAL           MORTGAGE
                                         MARKET FUND   ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND    INDEX FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         -----------   -------------   -----------------   ---------------   ------------
INVESTMENT INCOME:
  Dividends............................. $21,324,529   $146,368,182     $   12,342,082       $ 6,851,063     $ 10,341,697
EXPENSES:
  Mortality and expense undertakings....  (5,620,086)   (79,151,221)       (40,991,208)       (1,515,206)     (11,624,230)
                                         -----------   ------------     --------------       -----------     ------------
    Net investment income (loss)........  15,704,443     67,216,961        (28,649,126)        5,335,857       (1,282,533)
                                         -----------   ------------     --------------       -----------     ------------
CAPITAL GAINS INCOME....................       8,648    473,055,258        188,426,299          --             13,517,068
                                         -----------   ------------     --------------       -----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................     --              78,597           (457,576)          (16,786)          53,550
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --          22,727,549        892,664,508        (5,088,216)     153,057,340
                                         -----------   ------------     --------------       -----------     ------------
    Net (loss) gain on investments......     --          22,806,146        892,206,932        (5,105,002)     153,110,890
                                         -----------   ------------     --------------       -----------     ------------
    Net (decrease) increase in net
     assets resulting from operations... $15,713,091   $563,078,365     $1,051,984,105       $   230,855     $165,345,425
                                         ===========   ============     ==============       ===========     ============

                                            INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                                          OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                                             SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                          ------------------   ------------   -------------
INVESTMENT INCOME:
  Dividends.............................     $  8,691,519      $31,884,385     $ 4,847,238
EXPENSES:
  Mortality and expense undertakings....       (9,068,100)     (24,246,739)     (2,826,348)
                                             ------------      -----------     -----------
    Net investment income (loss)........         (376,581)       7,637,646       2,020,890
                                             ------------      -----------     -----------
CAPITAL GAINS INCOME....................        --              73,317,212         --
                                             ------------      -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................        6,651,839         (442,117)         39,305
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      245,333,665       (4,845,420)     44,681,650
                                             ------------      -----------     -----------
    Net (loss) gain on investments......      251,985,504       (5,287,537)     44,720,955
                                             ------------      -----------     -----------
    Net (decrease) increase in net
     assets resulting from operations...     $251,608,923      $75,667,321     $46,741,845
                                             ============      ===========     ===========

______________________________________ 61 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL          MIDCAP
                                            COMPANY FUND       FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    -----------
INVESTMENT INCOME:
  Dividends.............................    $    --         $   --
EXPENSES:
  Mortality and expense undertakings....      (3,422,328)    (2,370,115)
                                            ------------    -----------
    Net investment (loss) income........      (3,422,328)    (2,370,115)
                                            ------------    -----------
CAPITAL GAINS INCOME....................         617,854     16,614,969
                                            ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         674,034            (76)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     163,127,296     82,609,085
                                            ------------    -----------
    Net gain (loss) on investments......     163,801,330     82,609,009
                                            ------------    -----------
    Net increase in net assets resulting
     from operations....................    $160,996,856    $96,853,863
                                            ============    ===========

  *  From inception, May 11, 1999 to December 31, 1999

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 62 ______________________________________

--------------------------------------------------------------------------------

                                                                                      MENTOR VIP         MENTOR VIP
                                            GLOBAL         HIGH       GROWTH AND    CAPITAL GROWTH       PERPETUAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND        FUND        INTERNATIONAL FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
                                         ------------   -----------   -----------   --------------   ------------------
INVESTMENT INCOME:
  Dividends............................. $   150,490    $1,359,521    $   347,049      $  2,097           $--
EXPENSES:
  Mortality and expense undertakings....    (440,649)     (195,616)      (683,916)      (19,998)           (20,341)
                                         -----------    ----------    -----------      --------           --------
    Net investment (loss) income........    (290,159)    1,163,905       (336,867)      (17,901)           (20,341)
                                         -----------    ----------    -----------      --------           --------
CAPITAL GAINS INCOME....................     539,412         2,165        799,084         2,428              1,053
                                         -----------    ----------    -----------      --------           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................      12,511        (9,962)        (7,190)        9,551              7,458
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................  23,328,310      (859,225)    13,132,965        91,216            574,300
                                         -----------    ----------    -----------      --------           --------
    Net gain (loss) on investments......  23,340,821      (869,187)    13,125,775       100,767            581,758
                                         -----------    ----------    -----------      --------           --------
    Net increase in net assets resulting
     from operations.................... $23,590,074    $  296,883    $13,587,992      $ 85,294           $562,470
                                         ===========    ==========    ===========      ========           ========

                                          MENTOR VIP                     MERRILL LYNCH
                                            GROWTH      MERCURY VI US    GLOBAL GROWTH
                                             FUND       LARGE CAP FUND    FOCUS FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT*    SUB-ACCOUNT*
                                          -----------   --------------   -------------
INVESTMENT INCOME:
  Dividends.............................   $  1,072          $ 27           $  576
EXPENSES:
  Mortality and expense undertakings....     (9,090)           (8)             (45)
                                           --------          ----           ------
    Net investment (loss) income........     (8,018)           19              531
                                           --------          ----           ------
CAPITAL GAINS INCOME....................     --                21              563
                                           --------          ----           ------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................     (7,232)       --               --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    158,548           376            3,949
                                           --------          ----           ------
    Net gain (loss) on investments......    151,316           376            3,949
                                           --------          ----           ------
    Net increase in net assets resulting
     from operations....................   $143,298          $416           $5,043
                                           ========          ====           ======

  *  From inception, May 11, 1999 to December 31, 1999

______________________________________ 63 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 19,074,823    $  (17,883,154)
  Capital gains income..................       2,910,226       297,745,384
  Net realized gain (loss) on security
   transactions.........................          58,228           170,224
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     (36,187,007)      402,196,558
                                            ------------    --------------
  Net (decrease) increase in net assets
   resulting from operations............     (14,143,730)      682,229,012
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      40,898,140       423,849,947
  Net transfers.........................      40,556,582       426,490,471
  Surrenders for benefit payments and
   fees.................................     (31,895,263)     (201,860,525)
  Net annuity transactions..............         434,093         7,775,030
                                            ------------    --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....      49,993,552       656,254,923
                                            ------------    --------------
  Net increase in net assets............      35,849,822     1,338,483,935
NET ASSETS:
  Beginning of period...................     411,256,508     3,372,330,348
                                            ------------    --------------
  End of period.........................    $447,106,330    $4,710,814,283
                                            ============    ==============

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                             BOND FUND        STOCK FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT
                                            ------------    --------------
OPERATIONS:
  Net investment income (loss)..........    $ 15,464,795    $   (7,691,830)
  Capital gains income..................         --             76,061,613
  Net realized (loss) gain on security
   transactions.........................          (5,587)       (1,418,674)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       5,072,560       663,245,884
                                            ------------    --------------
  Net increase in net assets resulting
   from operations......................      20,531,768       730,196,993
                                            ------------    --------------
UNIT TRANSACTIONS:
  Purchases.............................      58,804,116       385,880,357
  Net transfers.........................     123,611,549       325,699,308
  Surrenders for benefit payments and
   fees.................................     (20,698,247)     (105,089,407)
  Net annuity transactions..............         632,000         6,055,572
                                            ------------    --------------
  Net increase in net assets resulting
   from unit transactions...............     162,349,418       612,545,830
                                            ------------    --------------
  Net increase in net assets............     182,881,186     1,342,742,823
NET ASSETS:
  Beginning of period...................     228,375,322     2,029,587,525
                                            ------------    --------------
  End of period.........................    $411,256,508    $3,372,330,348
                                            ============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 64 ______________________________________

--------------------------------------------------------------------------------

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
OPERATIONS:
  Net investment income (loss).......... $ 15,704,443   $   67,216,961    $  (28,649,126)     $  5,335,857     $   (1,282,533)
  Capital gains income..................        8,648      473,055,258       188,426,299          --               13,517,068
  Net realized gain (loss) on security
   transactions.........................      --                78,597          (457,576)          (16,786)            53,550
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      --            22,727,549       892,664,508        (5,088,216)       153,057,340
                                         ------------   --------------    --------------      ------------     --------------
  Net (decrease) increase in net assets
   resulting from operations............   15,713,091      563,078,365     1,051,984,105           230,855        165,345,425
                                         ------------   --------------    --------------      ------------     --------------
UNIT TRANSACTIONS:
  Purchases.............................  121,514,425      553,278,445       204,353,783        10,455,451        117,361,306
  Net transfers.........................  199,660,729      726,127,643       142,107,778        13,740,703        116,603,220
  Surrenders for benefit payments and
   fees................................. (136,368,048)    (395,371,857)     (170,334,783)      (11,130,292)       (45,795,636)
  Net annuity transactions..............    2,186,026        8,508,756         1,937,989           283,866          1,387,602
                                         ------------   --------------    --------------      ------------     --------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....  186,993,132      892,542,987       178,064,767        13,349,728        189,556,492
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets............  202,706,223    1,455,621,352     1,230,048,872        13,580,583        354,901,917
NET ASSETS:
  Beginning of period...................  345,739,755    5,559,973,241     2,866,492,051       108,954,254        762,436,077
                                         ------------   --------------    --------------      ------------     --------------
  End of period......................... $548,445,978   $7,015,594,593    $4,096,540,923      $122,534,837     $1,117,337,994
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   -------------
OPERATIONS:
  Net investment income (loss)..........     $   (376,581)     $    7,637,646   $  2,020,890
  Capital gains income..................        --                 73,317,212        --
  Net realized gain (loss) on security
   transactions.........................        6,651,839            (442,117)        39,305
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      245,333,665          (4,845,420)    44,681,650
                                             ------------      --------------   ------------
  Net (decrease) increase in net assets
   resulting from operations............      251,608,923          75,667,321     46,741,845
                                             ------------      --------------   ------------
UNIT TRANSACTIONS:
  Purchases.............................       28,399,437         122,792,647     18,919,242
  Net transfers.........................       (2,401,768)         54,502,249     17,826,840
  Surrenders for benefit payments and
   fees.................................      (36,408,990)        (94,489,028)   (10,676,542)
  Net annuity transactions..............          782,800           1,856,944        281,999
                                             ------------      --------------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions.....       (9,628,521)         84,662,812     26,351,539
                                             ------------      --------------   ------------
  Net increase in net assets............      241,980,402         160,330,133     73,093,384
NET ASSETS:
  Beginning of period...................      658,450,752       1,824,407,052    201,156,207
                                             ------------      --------------   ------------
  End of period.........................     $900,431,154      $1,984,737,185   $274,249,591
                                             ============      ==============   ============

                                            MONEY                             CAPITAL           MORTGAGE
                                         MARKET FUND    ADVISERS FUND    APPRECIATION FUND   SECURITIES FUND     INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                         ------------   --------------   -----------------   ---------------   --------------
OPERATIONS:
  Net investment income (loss).......... $  9,775,262   $   53,393,050    $  (16,365,803)     $  5,495,664     $   (1,160,481)
  Capital gains income..................      --           130,454,479       150,932,848          --               11,566,682
  Net realized (loss) gain on security
   transactions.........................      --              (287,760)       (3,541,507)            1,531           (301,028)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      --           750,363,179       201,102,863          (691,300)       129,513,479
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets resulting
   from operations......................    9,775,262      933,922,948       332,128,401         4,805,895        139,618,652
                                         ------------   --------------    --------------      ------------     --------------
UNIT TRANSACTIONS:
  Purchases.............................   75,815,780      600,914,213       285,756,586         9,674,424        107,850,968
  Net transfers.........................  120,297,377      671,280,081       116,427,127        20,420,247         98,345,205
  Surrenders for benefit payments and
   fees.................................  (60,700,173)    (226,423,137)     (108,713,408)       (6,506,845)       (22,295,418)
  Net annuity transactions..............      717,935        4,552,594         2,969,562           225,614          1,399,655
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets resulting
   from unit transactions...............  136,130,919    1,050,323,751       296,439,867        23,813,440        185,300,410
                                         ------------   --------------    --------------      ------------     --------------
  Net increase in net assets............  145,906,181    1,984,246,699       628,568,268        28,619,335        324,919,062
NET ASSETS:
  Beginning of period...................  199,833,574    3,575,726,542     2,237,923,783        80,334,919        437,517,015
                                         ------------   --------------    --------------      ------------     --------------
  End of period......................... $345,739,755   $5,559,973,241    $2,866,492,051      $108,954,254     $  762,436,077
                                         ============   ==============    ==============      ============     ==============

                                            INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                          OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                          ------------------   --------------   --------------
OPERATIONS:
  Net investment income (loss)..........     $    668,487      $    9,816,261   $  14,628,419
  Capital gains income..................       39,050,857          44,842,140       4,004,303
  Net realized (loss) gain on security
   transactions.........................       (1,485,356)           (541,832)         13,013
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       27,913,220         151,447,604        (335,247)
                                             ------------      --------------   -------------
  Net increase in net assets resulting
   from operations......................       66,147,208         205,564,173      18,310,488
                                             ------------      --------------   -------------
UNIT TRANSACTIONS:
  Purchases.............................       39,589,829         264,852,722      23,124,347
  Net transfers.........................       (4,225,169)        249,782,849      22,048,417
  Surrenders for benefit payments and
   fees.................................      (26,163,417)        (61,426,410)     (7,181,403)
  Net annuity transactions..............          434,251           2,178,448          67,952
                                             ------------      --------------   -------------
  Net increase in net assets resulting
   from unit transactions...............        9,635,494         455,387,609      38,059,313
                                             ------------      --------------   -------------
  Net increase in net assets............       75,782,702         660,951,782      56,369,801
NET ASSETS:
  Beginning of period...................      582,668,050       1,163,455,270     144,786,406
                                             ------------      --------------   -------------
  End of period.........................     $658,450,752      $1,824,407,052   $ 201,156,207
                                             ============      ==============   =============

______________________________________ 65 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
OPERATIONS:
  Net investment (loss) income..........    $(3,422,328)    $ (2,370,115)
  Capital gains income..................        617,854       16,614,969
  Net realized gain (loss) on security
   transactions.........................        674,034              (76)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    163,127,296       82,609,085
                                            ------------    ------------
  Net increase in net assets resulting
   from operations......................    160,996,856       96,853,863
                                            ------------    ------------
UNIT TRANSACTIONS:
Purchases...............................     31,132,986       54,146,905
Net transfers...........................     67,507,616      159,587,148
Surrenders for benefit payments and
 fees...................................    (12,711,095)      (8,059,665)
Net annuity transactions................      1,448,874          819,581
                                            ------------    ------------
Net increase in net assets resulting
 from unit transactions.................     87,378,381      206,493,969
                                            ------------    ------------
Net increase in net assets..............    248,375,237     $303,347,832
NET ASSETS:
  Beginning of period...................    215,601,809       90,844,727
                                            ------------    ------------
  End of period.........................    $463,977,046    $394,192,559
                                            ============    ============

***  From inception, May 11, 1999 to December 31, 1999

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                               SMALL           MIDCAP
                                            COMPANY FUND        FUND
                                            SUB-ACCOUNT     SUB-ACCOUNT
                                            ------------    ------------
OPERATIONS:
  Net investment (loss) income..........    $(2,126,815)    $   (602,824)
  Capital gains income..................      2,433,792          --
  Net realized (loss) gain on security
   transactions.........................        (74,920)          (2,834)
  Net unrealized appreciation of
   investments during the period........     17,782,782       13,252,169
                                            ------------    ------------
  Net increase in net assets resulting
   from operations......................     18,014,839       12,646,511
                                            ------------    ------------
UNIT TRANSACTIONS:
Purchases...............................     37,657,549       28,291,639
Net transfers...........................     31,192,792       36,483,561
Surrenders for benefit payments and
 fees...................................     (6,343,764)      (1,424,845)
Net annuity transactions................        298,211          109,553
                                            ------------    ------------
Net increase in net assets resulting
 from unit transactions.................     62,804,788       63,459,908
                                            ------------    ------------
Net increase in net assets..............     80,819,627       76,106,419
NET ASSETS:
  Beginning of period...................    134,782,182       14,738,308
                                            ------------    ------------
  End of period.........................    $215,601,809    $ 90,844,727
                                            ============    ============

  *  From inception, June 1, 1998 to December 31, 1998
 **  From inception, September 30, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 66 ______________________________________

--------------------------------------------------------------------------------

                                                                                       MENTOR VIP     MENTOR VIP PERPETUAL
                                            GLOBAL         HIGH        GROWTH AND    CAPITAL GROWTH      INTERNATIONAL
                                         LEADERS FUND   YIELD FUND    INCOME FUND         FUND                FUND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT
                                         ------------   -----------   ------------   --------------   --------------------
OPERATIONS:
  Net investment (loss) income.......... $   (290,159)  $ 1,163,905   $   (336,867)    $  (17,901)         $  (20,341)
  Capital gains income..................      539,412         2,165        799,084          2,428               1,053
  Net realized gain (loss) on security
   transactions.........................       12,511        (9,962)        (7,190)         9,551               7,458
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................   23,328,310      (859,225)    13,132,965         91,216             574,300
                                         ------------   -----------   ------------     ----------          ----------
  Net increase in net assets resulting
   from operations......................   23,590,074       296,883     13,587,992         85,294             562,470
                                         ------------   -----------   ------------     ----------          ----------
UNIT TRANSACTIONS:
Purchases...............................   21,579,201     7,629,629     32,753,873         46,506              94,565
Net transfers...........................   72,852,417    15,016,945     70,693,683        177,612             568,196
Surrenders for benefit payments and
 fees...................................   (1,320,605)     (979,313)    (2,805,059)      (199,015)           (155,582)
Net annuity transactions................       90,872        76,676        192,208        --                --
                                         ------------   -----------   ------------     ----------          ----------
Net increase in net assets resulting
 from unit transactions.................   93,201,885    21,743,937    100,834,705         25,103             507,179
                                         ------------   -----------   ------------     ----------          ----------
Net increase in net assets..............  116,791,959    22,040,820    114,422,697        110,397           1,069,649
NET ASSETS:
  Beginning of period...................    1,199,763     2,423,654     15,244,948      1,470,368           1,012,987
                                         ------------   -----------   ------------     ----------          ----------
  End of period......................... $117,991,722   $24,464,474   $129,667,645     $1,580,765          $2,082,636
                                         ============   ===========   ============     ==========          ==========

                                                                         MERRILL LYNCH
                                          MENTOR VIP    MERCURY VI US    GLOBAL GROWTH
                                          GROWTH FUND   LARGE CAP FUND     FOCUS FUND
                                          SUB-ACCOUNT   SUB-ACCOUNT***   SUB-ACCOUNT***
                                          -----------   --------------   --------------
OPERATIONS:
  Net investment (loss) income..........   $ (8,018)       $    19          $   531
  Capital gains income..................     --                 21              563
  Net realized gain (loss) on security
   transactions.........................     (7,232)        --               --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    158,548            376            3,949
                                           --------        -------          -------
  Net increase in net assets resulting
   from operations......................    143,298            416            5,043
                                           --------        -------          -------
UNIT TRANSACTIONS:
Purchases...............................     19,924          2,499           82,968
Net transfers...........................    179,242         11,190            7,393
Surrenders for benefit payments and
 fees...................................    (44,998)        --                   (1)
Net annuity transactions................      1,932         --               --
                                           --------        -------          -------
Net increase in net assets resulting
 from unit transactions.................    156,100         13,689           90,360
                                           --------        -------          -------
Net increase in net assets..............    299,398         14,105           95,403
NET ASSETS:
  Beginning of period...................    591,672         --               --
                                           --------        -------          -------
  End of period.........................   $891,070        $14,105          $95,403
                                           ========        =======          =======

                                            GLOBAL           HIGH         GROWTH AND      MENTOR VIP     MENTOR VIP PERPETUAL
                                         LEADERS FUND     YIELD FUND     INCOME FUND    CAPITAL GROWTH      INTERNATIONAL
                                         SUB-ACCOUNT**   SUB-ACCOUNT**   SUB-ACCOUNT*    SUB-ACCOUNT         SUB-ACCOUNT
                                         -------------   -------------   ------------   --------------   --------------------
OPERATIONS:
  Net investment (loss) income.......... $        128     $    39,679    $     13,479     $   (3,951)         $   (3,170)
  Capital gains income..................       29,044         --              --             --                --
  Net realized (loss) gain on security
   transactions.........................       (3,023)         (1,553)            140             55                  38
  Net unrealized appreciation of
   investments during the period........       52,419          14,002       1,906,801        118,168              47,507
                                         ------------     -----------    ------------     ----------          ----------
  Net increase in net assets resulting
   from operations......................       78,568          52,128       1,920,420        114,272              44,375
                                         ------------     -----------    ------------     ----------          ----------
UNIT TRANSACTIONS:
Purchases...............................      463,522         815,158       5,482,553         92,146              38,705
Net transfers...........................      657,728       1,561,354       7,951,308      1,266,689             937,906
Surrenders for benefit payments and
 fees...................................          (55)         (4,986)       (109,333)        (2,739)             (7,999)
Net annuity transactions................      --              --              --             --                --
                                         ------------     -----------    ------------     ----------          ----------
Net increase in net assets resulting
 from unit transactions.................    1,121,195       2,371,526      13,324,528      1,356,096             968,612
                                         ------------     -----------    ------------     ----------          ----------
Net increase in net assets..............    1,199,763       2,423,654      15,244,948      1,470,368           1,012,987
NET ASSETS:
  Beginning of period...................      --              --              --             --                --
                                         ------------     -----------    ------------     ----------          ----------
  End of period......................... $  1,199,763     $ 2,423,654    $ 15,244,948     $1,470,368          $1,012,987
                                         ============     ===========    ============     ==========          ==========

                                          MENTOR VIP
                                            GROWTH
                                          SUB-ACCOUNT
                                          -----------
OPERATIONS:
  Net investment (loss) income..........   $ (2,316)
  Capital gains income..................     --
  Net realized (loss) gain on security
   transactions.........................          2
  Net unrealized appreciation of
   investments during the period........     56,433
                                           --------
  Net increase in net assets resulting
   from operations......................     54,119
                                           --------
UNIT TRANSACTIONS:
Purchases...............................     39,810
Net transfers...........................    497,486
Surrenders for benefit payments and
 fees...................................        257
Net annuity transactions................     --
                                           --------
Net increase in net assets resulting
 from unit transactions.................    537,553
                                           --------
Net increase in net assets..............    591,672
NET ASSETS:
  Beginning of period...................     --
                                           --------
  End of period.........................   $591,672
                                           ========

  *  From inception, June 1, 1998 to December 31, 1998
 **  From inception, September 30, 1998 to December 31, 1998

______________________________________ 67 ______________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts on a monthly basis, as decribed below:

   a) MORTALITY AND EXPENSE RISK CHARGE--The Company, will make deductions at a maximum annual rate of 1.25% of the contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withrawals or surrenders. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

______________________________________ 68 ______________________________________

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account One (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Global Leaders Fund, High Yield Fund, Growth and Income Fund, Mentor VIP Capital Growth Fund, Mentor VIP Perpetual International Fund, Mentor VIP Growth Fund, Mercury VI US Large Cap Fund and Merrill Lynch Global Growth Focus Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

______________________________________ 69 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
ASSETS:
  Investments
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 9,055,662
      Cost $9,286,229
      Market Value......................    $8,950,385         --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 9,654,675
      Cost $45,387,590
      Market Value......................        --         $69,005,708
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 24,438,267
      Cost $24,438,267
      Market Value......................        --             --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 33,791,951
      Cost $77,902,324
      Market Value......................        --             --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 12,678,358
      Cost $48,394,524
      Market Value......................        --             --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 2,980,863
      Cost $3,191,620
      Market Value......................        --             --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 7,895,819
      Cost $20,455,761
      Market Value......................        --             --
  Due from Hartford Life Insurance
   Company..............................        --              98,436
  Receivable from fund shares sold......         1,450         --
                                            ----------     -----------
  Total Assets..........................     8,951,835      69,104,144
                                            ----------     -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................         1,465         --
  Payable for fund shares purchased.....        --              98,365
                                            ----------     -----------
  Total Liabilities.....................         1,465          98,365
                                            ----------     -----------
  Net Assets (variable life contract
   liabilities).........................    $8,950,370     $69,005,779
                                            ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 70 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
ASSETS:
  Investments
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 9,055,662
      Cost $9,286,229
      Market Value......................     --              --               --                 --               --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 9,654,675
      Cost $45,387,590
      Market Value......................     --              --               --                 --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 24,438,267
      Cost $24,438,267
      Market Value...................... $24,438,267         --               --                 --               --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 33,791,951
      Cost $77,902,324
      Market Value......................     --         $100,185,497          --                 --               --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 12,678,358
      Cost $48,394,524
      Market Value......................     --              --            $77,279,509           --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 2,980,863
      Cost $3,191,620
      Market Value......................     --              --               --              $3,098,583          --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 7,895,819
      Cost $20,455,761
      Market Value......................     --              --               --                 --           $33,073,850
  Due from Hartford Life Insurance
   Company..............................     --               57,108          --                 --               --
  Receivable from fund shares sold......     110,108         --                107,531            16,450           23,657
                                         -----------    ------------       -----------        ----------      -----------
  Total Assets..........................  24,548,375     100,242,605        77,387,040         3,115,033       33,097,507
                                         -----------    ------------       -----------        ----------      -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................     108,955          57,100           107,412            16,456           23,701
  Payable for fund shares purchased.....     --              --               --                 --               --
                                         -----------    ------------       -----------        ----------      -----------
  Total Liabilities.....................     108,955          57,100           107,412            16,456           23,701
                                         -----------    ------------       -----------        ----------      -----------
  Net Assets (variable life contract
   liabilities)......................... $24,439,420    $100,185,505       $77,279,628        $3,098,577      $33,073,806
                                         ===========    ============       ===========        ==========      ===========

______________________________________ 71 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
ASSETS:
  Investments
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 9,308,039
      Cost $12,322,737
      Market Value......................       $17,461,276            --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 16,287,975
      Cost $26,836,004
      Market Value......................          --              $35,000,057
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
      Shares 2,598,233
      Cost $3,005,795
      Market Value......................          --                  --
    Hartford Small Company HLS Fund, Inc
     - Class IA
      Shares 3,015,736
      Cost $4,185,241
      Market Value......................          --                  --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
      Shares 2,656,338
      Cost $4,286,562
      Market Value......................          --                  --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 774,971
      Cost $1,009,119
      Market Value......................          --                  --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 789,773
      Cost $1,226,325
      Market Value......................          --                  --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 365,696
      Cost $384,891
      Market Value......................          --                  --
  Due from Hartford Life Insurance
   Company..............................          --                   96,083
  Receivable from fund shares sold......           103,082            --
                                               -----------        -----------
  Total Assets..........................        17,564,358         35,096,140
                                               -----------        -----------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................           103,070            --
  Payable for fund shares purchased.....          --                   96,084
                                               -----------        -----------
  Total Liabilities.....................           103,070             96,084
                                               -----------        -----------
  Net Assets (variable life contract
   liabilities).........................       $17,461,288        $35,000,056
                                               ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 72 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND    GLOBAL LEADERS   HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   --------------   -----------
ASSETS:
  Investments
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 9,308,039
      Cost $12,322,737
      Market Value......................     --              --             --            --             --             --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 16,287,975
      Cost $26,836,004
      Market Value......................     --              --             --            --             --             --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
      Shares 2,598,233
      Cost $3,005,795
      Market Value......................  $3,628,929         --             --            --             --             --
    Hartford Small Company HLS Fund, Inc
     - Class IA
      Shares 3,015,736
      Cost $4,185,241
      Market Value......................     --           $6,597,758        --            --             --             --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
      Shares 2,656,338
      Cost $4,286,562
      Market Value......................     --              --         $5,454,788        --             --             --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 774,971
      Cost $1,009,119
      Market Value......................     --              --             --        $1,109,481         --             --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 789,773
      Cost $1,226,325
      Market Value......................     --              --             --            --          $1,510,756        --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 365,696
      Cost $384,891
      Market Value......................     --              --             --            --             --           $367,477
  Due from Hartford Life Insurance
   Company..............................     --              --             --            --               2,998        --
  Receivable from fund shares sold......     --               10,103         9,999        --             --             --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Total Assets..........................   3,628,929       6,607,861     5,464,787     1,109,481       1,513,754       367,477
                                          ----------      ----------    ----------    ----------      ----------      --------
LIABILITIES:
  Due to Hartford Life Insurance
   Company..............................     --               10,115         9,998        --             --             --
  Payable for fund shares purchased.....           8         --             --            --               3,000        --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Total Liabilities.....................           8          10,115         9,998        --               3,000        --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Net Assets (variable life contract
   liabilities).........................  $3,628,921      $6,597,746    $5,454,789    $1,109,481      $1,510,754      $367,477
                                          ==========      ==========    ==========    ==========      ==========      ========

______________________________________ 73 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                        UNITS
                                       OWNED BY      UNIT       CONTRACT
                                     PARTICIPANTS    PRICE     LIABILITY
                                     ------------  ---------  ------------

DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account............    6,188,623   $1.446262  $  8,950,370
  Stock Fund Sub-Account...........   19,906,488    3.466497    69,005,779
  Money Market Fund Sub-Account....   18,919,152    1.291782    24,439,420
  Advisers Fund Sub-Account........   39,259,935    2.551851   100,185,505
  Capital Appreciation Fund
   Sub-Account.....................   25,401,102    3.042373    77,279,628
  Mortgage Securities Fund
   Sub-Account.....................    2,148,284    1.442350     3,098,577
  Index Fund Sub-Account...........    9,734,011    3.397757    33,073,806
  International Opportunities Fund
   Sub-Account.....................    8,389,502    2.081326    17,461,288
  Dividend and Growth Fund
   Sub-Account.....................   12,985,116    2.695398    35,000,056
  International Advisers Fund
   Sub-Account.....................    1,902,444    1.907505     3,628,921
  Small Company Fund Sub-Account...    3,062,463    2.154392     6,597,746
  MidCap Fund Sub-Account..........    2,731,234    1.997189     5,454,789
  Growth and Income Fund
   Sub-Account.....................      791,257    1.402176     1,109,481
  Global Leaders Fund
   Sub-Account.....................      761,860    1.982981     1,510,754
  High Yield Fund Sub-Account......      338,091    1.086917       367,477
                                                              ------------
GRAND TOTAL........................                           $387,163,597
                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 74 ______________________________________

                      [This Page Intentionally Left Blank]

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
INVESTMENT INCOME:
  Dividends.............................     $ 491,287     $   470,668
                                             ---------     -----------
CAPITAL GAINS INCOME....................        60,691       4,571,787
                                             ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................        (3,504)        (12,486)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      (731,747)      5,898,516
                                             ---------     -----------
    Net (loss) gain on investments......      (735,251)      5,886,030
                                             ---------     -----------
    Net (decrease) increase in net
     assets resulting from operations...     $(183,273)    $10,928,485
                                             =========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 76 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
INVESTMENT INCOME:
  Dividends.............................  $1,040,195     $2,093,527        $   233,748         $ 174,068      $  308,000
                                          ----------     ----------        -----------         ---------      ----------
CAPITAL GAINS INCOME....................         499      7,198,080          3,825,954           --              413,011
                                          ----------     ----------        -----------         ---------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................     --             (32,927)           260,636               567         (33,817)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --             170,130         16,904,315          (128,516)      4,615,982
                                          ----------     ----------        -----------         ---------      ----------
    Net (loss) gain on investments......     --             137,203         17,164,951          (127,949)      4,582,165
                                          ----------     ----------        -----------         ---------      ----------
    Net (decrease) increase in net
     assets resulting from operations...  $1,040,694     $9,428,810        $21,224,653         $  46,119      $5,303,176
                                          ==========     ==========        ===========         =========      ==========

______________________________________ 77 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
INVESTMENT INCOME:
  Dividends.............................        $  168,186         $  560,410
                                                ----------         ----------
CAPITAL GAINS INCOME....................          --                1,326,728
                                                ----------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................            68,488             21,013
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................         4,821,724           (141,489)
                                                ----------         ----------
    Net gain (loss) on investments......         4,890,212           (120,476)
                                                ----------         ----------
    Net increase in net assets resulting
     from operations....................        $5,058,398         $1,766,662
                                                ==========         ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 78 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND    GLOBAL LEADERS   HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   --------------   -----------
INVESTMENT INCOME:
  Dividends.............................   $ 64,215       $  --         $   --         $  3,019        $  1,992       $ 20,834
                                           --------       ----------    ----------     --------        --------       --------
CAPITAL GAINS INCOME....................     --                9,477       219,591        6,954           7,346             13
                                           --------       ----------    ----------     --------        --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................      5,194           41,425        (9,619)        (907)         10,778             25
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    598,509        2,244,959     1,041,779      100,214         285,208        (17,258)
                                           --------       ----------    ----------     --------        --------       --------
    Net gain (loss) on investments......    603,703        2,286,384     1,032,160       99,307         295,986        (17,233)
                                           --------       ----------    ----------     --------        --------       --------
    Net increase in net assets resulting
     from operations....................   $667,918       $2,295,861    $1,251,751     $109,280        $305,324       $  3,614
                                           ========       ==========    ==========     ========        ========       ========

______________________________________ 79 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
OPERATIONS:
  Net investment income.................    $  491,287     $   470,668
  Capital gains income..................        60,691       4,571,787
  Net realized (loss) gain on security
   transactions.........................        (3,504)        (12,486)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      (731,747)      5,898,516
                                            ----------     -----------
  Net (decrease) increase in net assets
   resulting from operations............      (183,273)     10,928,485
                                            ----------     -----------
UNIT TRANSACTIONS:
  Purchases.............................        --               2,631
  Net transfers.........................       410,367       9,258,933
  Surrenders for benefit payments and
   fees.................................      (222,283)     (1,981,044)
  Net loan activity.....................      (102,289)       (535,091)
  Cost of insurance.....................      (143,672)       (941,486)
                                            ----------     -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....       (57,877)      5,803,943
                                            ----------     -----------
  Net (decrease) increase in net
   assets...............................      (241,150)     16,732,428
NET ASSETS:
  Beginning of period...................     9,191,520      52,273,351
                                            ----------     -----------
  End of period.........................    $8,950,370     $69,005,779
                                            ==========     ===========

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
OPERATIONS:
  Net investment income.................    $  439,974     $   394,942
  Capital gains income..................        --           1,202,881
  Net realized gain (loss) on security
   transactions.........................         4,953         (70,871)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................       161,536      10,365,875
                                            ----------     -----------
  Net increase in net assets resulting
   from operations......................       606,463      11,892,827
                                            ----------     -----------
UNIT TRANSACTIONS:
  Purchases.............................        --              10,617
  Net transfers.........................     3,122,789       9,694,176
  Surrenders for benefit payments and
   fees.................................      (282,701)     (1,193,061)
  Net loan activity.....................       (48,849)       (201,305)
  Cost of insurance.....................       (53,144)       (274,848)
                                            ----------     -----------
  Net increase in net assets resulting
   from unit transactions...............     2,738,095       8,035,579
                                            ----------     -----------
  Net increase in net assets............     3,344,558      19,928,406
NET ASSETS:
  Beginning of period...................     5,846,962      32,344,945
                                            ----------     -----------
  End of period.........................    $9,191,520     $52,273,351
                                            ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 80 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income................. $ 1,040,195    $  2,093,527       $   233,748        $  174,068      $   308,000
  Capital gains income..................         499       7,198,080         3,825,954           --               413,011
  Net realized (loss) gain on security
   transactions.........................     --              (32,927)          260,636               567          (33,817)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --              170,130        16,904,315          (128,516)       4,615,982
                                         -----------    ------------       -----------        ----------      -----------
  Net (decrease) increase in net assets
   resulting from operations............   1,040,694       9,428,810        21,224,653            46,119        5,303,176
                                         -----------    ------------       -----------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases.............................  42,715,718           1,765             1,689           --                    81
  Net transfers......................... (35,871,812)      9,478,186         2,117,816           598,286        5,258,810
  Surrenders for benefit payments and
   fees.................................  (1,801,195)     (3,253,026)       (2,897,430)          (62,333)        (896,900)
  Net loan activity.....................  (2,516,908)       (861,439)         (499,677)          (73,895)        (277,475)
  Cost of insurance.....................    (428,501)     (1,459,911)       (1,002,626)          (47,091)        (434,192)
                                         -----------    ------------       -----------        ----------      -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....   2,097,302       3,905,575        (2,280,228)          414,967        3,650,324
                                         -----------    ------------       -----------        ----------      -----------
  Net (decrease) increase in net
   assets...............................   3,137,996      13,334,385        18,944,425           461,086        8,953,500
NET ASSETS:
  Beginning of period...................  21,301,424      86,851,120        58,335,203         2,637,491       24,120,306
                                         -----------    ------------       -----------        ----------      -----------
  End of period......................... $24,439,420    $100,185,505       $77,279,628        $3,098,577      $33,073,806
                                         ===========    ============       ===========        ==========      ===========

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income................. $   907,215     $ 1,713,763       $   309,876        $  161,695      $   197,134
  Capital gains income..................     --            2,134,889         3,157,152           --               420,305
  Net realized gain (loss) on security
   transactions.........................     --               (2,350)         (195,604)            1,356          (76,809)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     --           11,964,481         4,068,045            (8,129)       4,342,765
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets resulting
   from operations......................     907,215      15,810,783         7,339,469           154,922        4,883,395
                                         ------------    -----------       -----------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases.............................  57,281,893           1,450            10,490           --                10,734
  Net transfers......................... (49,482,802)     16,449,477         6,484,579           404,847        4,207,201
  Surrenders for benefit payments and
   fees.................................  (1,218,848)     (2,772,483)       (1,949,888)         (102,327)        (659,660)
  Net loan activity.....................  (2,979,256)       (610,361)         (596,858)          (30,755)        (394,242)
  Cost of insurance.....................    (170,157)       (485,789)         (352,456)          (17,902)        (134,328)
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets resulting
   from unit transactions...............   3,430,830      12,582,294         3,595,867           253,863        3,029,705
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets............   4,338,045      28,393,077        10,935,336           408,785        7,913,100
NET ASSETS:
  Beginning of period...................  16,963,379      58,458,043        47,399,867         2,228,706       16,207,206
                                         ------------    -----------       -----------        ----------      -----------
  End of period......................... $21,301,424     $86,851,120       $58,335,203        $2,637,491      $24,120,306
                                         ============    ===========       ===========        ==========      ===========

______________________________________ 81 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
OPERATIONS:
  Net investment income.................       $   168,186        $   560,410
  Capital gains income..................          --                1,326,728
  Net realized gain (loss) on security
   transactions.........................            68,488             21,013
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................         4,821,724           (141,489)
                                               -----------        -----------
  Net increase in net assets resulting
   from operations......................         5,058,398          1,766,662
                                               -----------        -----------
UNIT TRANSACTIONS:
  Purchases.............................               135                 92
  Net transfers.........................          (249,293)         1,225,292
  Surrenders for benefit payments and
   fees.................................          (338,940)        (1,133,720)
  Net loan activity.....................            51,629            (92,650)
  Cost of Insurance.....................          (222,438)          (550,772)
                                               -----------        -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....          (758,907)          (551,758)
                                               -----------        -----------
  Net increase in net assets............         4,299,491          1,214,904
NET ASSETS:
  Beginning of period...................        13,161,797         33,785,152
                                               -----------        -----------
  End of period.........................       $17,461,288        $35,000,056
                                               ===========        ===========

HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
OPERATIONS:
  Net investment income.................       $   171,752        $   535,570
  Capital gains income..................           773,886            903,529
  Net realized (loss) gain on security
   transactions.........................           (32,807)             3,909
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................           549,100          2,931,296
                                               -----------        -----------
  Net increase in net assets resulting
   from operations......................         1,461,931          4,374,304
                                               -----------        -----------
UNIT TRANSACTIONS:
  Purchases.............................             5,004                886
  Net transfers.........................           842,567          6,508,074
  Surrenders for benefit payments and
   fees.................................          (297,843)        (1,015,921)
  Net loan activity.....................          (174,741)          (242,467)
  Cost of Insurance.....................           (84,604)          (201,221)
                                               -----------        -----------
  Net increase in net assets resulting
   from unit transactions...............           290,383          5,049,351
                                               -----------        -----------
  Net increase in net assets............         1,752,314          9,423,655
NET ASSETS:
  Beginning of period...................        11,409,483         24,361,497
                                               -----------        -----------
  End of period.........................       $13,161,797        $33,785,152
                                               ===========        ===========

  *  From inception, September 30, 1998 to December 31, 1998
 **  From inception, June 1, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 82 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND       GLOBAL      HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND   LEADERS FUND      FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   ------------   -----------
OPERATIONS:
  Net investment income.................  $    64,215    $   --         $   --        $    3,019    $     1,992    $    20,834
  Capital gains income..................      --               9,477        219,591        6,954          7,346             13
  Net realized gain (loss) on security
   transactions.........................        5,194         41,425         (9,619)        (907)        10,778             25
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      598,509      2,244,959      1,041,779      100,214        285,208        (17,258)
                                          -----------    ------------   -----------   ----------    -----------    -----------
  Net increase in net assets resulting
   from operations......................      667,918      2,295,861      1,251,751      109,280        305,324          3,614
                                          -----------    ------------   -----------   ----------    -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................           74             55        --            --            --             --
  Net transfers.........................      269,953      1,669,332      3,279,457    1,010,485      1,177,107        347,424
  Surrenders for benefit payments and
   fees.................................      (38,568)       (79,864)       (13,678)      (4,212)        (3,047)        (3,831)
  Net loan activity.....................       (5,510)        76,890         74,909         (874)       (20,599)          (851)
  Cost of Insurance.....................      (48,519)       (59,948)       (39,373)      (6,349)        (7,085)        (3,764)
                                          -----------    ------------   -----------   ----------    -----------    -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....      177,430      1,606,465      3,301,315      999,050      1,146,376        338,978
                                          -----------    ------------   -----------   ----------    -----------    -----------
  Net increase in net assets............      845,348      3,902,326      4,553,066    1,108,330      1,451,700        342,592
NET ASSETS:
  Beginning of period...................    2,783,573      2,695,420        901,723        1,151         59,054         24,885
                                          -----------    ------------   -----------   ----------    -----------    -----------
  End of period.........................  $ 3,628,921    $ 6,597,746    $ 5,454,789   $1,109,481    $ 1,510,754    $   367,477
                                          ===========    ============   ===========   ==========    ===========    ===========

                                         INTERNATIONAL      SMALL         MIDCAP       GROWTH AND        GLOBAL       HIGH YIELD
                                         ADVISORS FUND   COMPANY FUND      FUND        INCOME FUND    LEADERS FUND       FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT**   SUB-ACCOUNT*   SUB-ACCOUNT*
                                         -------------   ------------   -----------   -------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $   265,660    $   --         $         7     $        4    $        69    $       457
  Capital gains income..................       63,237         33,340        --             --               1,434        --
  Net realized (loss) gain on security
   transactions.........................        1,598         14,371        (28,672)       --             --             --
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................      (22,396)       225,453        123,154            147           (777)          (156)
                                          -----------    ------------   -----------     ----------    -----------    -----------
  Net increase in net assets resulting
   from operations......................      308,099        273,164         94,489            151            726            301
                                          -----------    ------------   -----------     ----------    -----------    -----------
UNIT TRANSACTIONS:
  Purchases.............................      --               7,511          8,500          1,000          2,000          2,000
  Net transfers.........................      353,622        695,351        641,260        --              56,338         22,441
  Surrenders for benefit payments and
   fees.................................      (73,340)       (37,178)        (8,125)       --                  (7)           115
  Net loan activity.....................      (66,673)       (17,491)        (4,163)       --             --                  (1)
  Cost of Insurance.....................      (18,446)       (15,048)        (3,741)       --                  (3)            29
                                          -----------    ------------   -----------     ----------    -----------    -----------
  Net increase in net assets resulting
   from unit transactions...............      195,163        633,145        633,731          1,000         58,328         24,584
                                          -----------    ------------   -----------     ----------    -----------    -----------
  Net increase in net assets............      503,262        906,309        728,220          1,151         59,054         24,885
NET ASSETS:
  Beginning of period...................    2,280,311      1,789,111        173,503        --             --             --
                                          -----------    ------------   -----------     ----------    -----------    -----------
  End of period.........................  $ 2,783,573    $ 2,695,420    $   901,723     $    1,151    $    59,054    $    24,885
                                          ===========    ============   ===========     ==========    ===========    ===========

  *  From inception, September 30, 1998 to December 31, 1998
 **  From inception, June 1, 1998 to December 31, 1998

______________________________________ 83 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) COST OF INSURANCE CHARGE--In accordance with terms of the contracts, the Company makes deductions for costs of insurance to cover the Company's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

   b) MORTALITY AND EXPENSE RISK CHARGES--The Company will make deductions at a maximum annual rate of 0.90% of the contract's value for the mortality and expense risks which the company undertakes. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   c) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   d) ADMINISTRATIVE CHARGE--The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.25% of the contract's value. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   e) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

______________________________________ 84 ______________________________________

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account Five (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Growth and Income Fund, Global Leaders Fund and High Yield Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

______________________________________ 85 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
ASSETS:
  Investments
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 7,719,146
      Cost $8,086,111
      Market Value......................    $7,671,769         --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 10,582,563
      Cost $51,760,070
      Market Value......................        --         $75,637,682
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 21,162,511
      Cost $21,162,511
      Market Value......................        --             --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 27,392,045
      Cost $65,975,867
      Market Value......................        --             --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 11,637,066
      Cost $45,242,186
      Market Value......................        --             --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 1,868,313
      Cost $2,011,720
      Market Value......................        --             --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 5,084,840
      Cost $13,243,433
      Market Value......................        --             --
  Due from Hartford Life and Annuity
   Insurance Company....................        --             --
  Receivable from fund shares sold......        --               4,373
                                            ----------     -----------
  Total Assets..........................     7,671,769      75,642,055
                                            ----------     -----------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................        --               4,093
  Payable for fund shares purchased.....        --             --
                                            ----------     -----------
  Total Liabilities.....................        --               4,093
                                            ----------     -----------
  Net Assets (variable life contract
   liabilities).........................    $7,671,769     $75,637,962
                                            ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 86 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
ASSETS:
  Investments
    Hartford Bond HLS Fund, Inc. -
     Class IA
      Shares 7,719,146
      Cost $8,086,111
      Market Value......................     --              --               --                 --               --
    Hartford Stock HLS Fund, Inc. -
     Class IA
      Shares 10,582,563
      Cost $51,760,070
      Market Value......................     --              --               --                 --               --
    Hartford Money Market HLS
     Fund, Inc. - Class IA
      Shares 21,162,511
      Cost $21,162,511
      Market Value...................... $21,162,511         --               --                 --               --
    Hartford Advisers HLS Fund, Inc. -
     Class IA
      Shares 27,392,045
      Cost $65,975,867
      Market Value......................     --          $81,211,223          --                 --               --
    Hartford Capital Appreciation HLS
     Fund, Inc. - Class IA
      Shares 11,637,066
      Cost $45,242,186
      Market Value......................     --              --            $70,932,432           --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. - Class IA
      Shares 1,868,313
      Cost $2,011,720
      Market Value......................     --              --               --              $1,942,099          --
    Hartford Index HLS Fund, Inc. -
     Class IA
      Shares 5,084,840
      Cost $13,243,433
      Market Value......................     --              --               --                 --           $21,299,277
  Due from Hartford Life and Annuity
   Insurance Company....................      79,850           3,257          --                 --               --
  Receivable from fund shares sold......     --              --                  2,296           --               --
                                         -----------     -----------       -----------        ----------      -----------
  Total Assets..........................  21,242,361      81,214,480        70,934,728         1,942,099       21,299,277
                                         -----------     -----------       -----------        ----------      -----------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................     --              --                  3,806           --                   197
  Payable for fund shares purchased.....      78,989           3,116          --                 --               --
                                         -----------     -----------       -----------        ----------      -----------
  Total Liabilities.....................      78,989           3,116             3,806           --                   197
                                         -----------     -----------       -----------        ----------      -----------
  Net Assets (variable life contract
   liabilities)......................... $21,163,372     $81,211,364       $70,930,922        $1,942,099      $21,299,080
                                         ===========     ===========       ===========        ==========      ===========

______________________________________ 87 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
ASSETS:
  Investments
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 10,810,593
      Cost $14,642,754
      Market Value......................       $20,279,970            --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 16,919,650
      Cost $28,590,115
      Market Value......................          --              $36,357,418
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
      Shares 3,493,615
      Cost $4,009,746
      Market Value......................          --                  --
    Hartford Small Company HLS
     Fund, Inc. - Class IA
      Shares 2,695,999
      Cost $3,442,968
      Market Value......................          --                  --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
      Shares 1,974,262
      Cost $3,065,877
      Market Value......................          --                  --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 758,263
      Cost $973,025
      Market Value......................          --                  --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 775,652
      Cost $1,177,654
      Market Value......................          --                  --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 392,104
      Cost $410,645
      Market Value......................          --                  --
  Due from Hartford Life and Annuity
   Insurance Company....................          --                      267
  Receivable from fund shares sold......             2,049            --
                                               -----------        -----------
  Total Assets..........................        20,282,019         36,357,685
                                               -----------        -----------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................             2,138            --
                                               -----------        -----------
  Total Liabilities.....................             2,138            --
                                               -----------        -----------
  Net Assets (variable life contract
   liabilities).........................       $20,279,881        $36,357,685
                                               ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 88 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND    GLOBAL LEADERS   HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   --------------   -----------
ASSETS:
  Investments
    Hartford International Opportunities
     HLS Fund, Inc. - Class IA
      Shares 10,810,593
      Cost $14,642,754
      Market Value......................     --              --             --            --             --             --
    Hartford Dividend and Growth HLS
     Fund, Inc. - Class IA
      Shares 16,919,650
      Cost $28,590,115
      Market Value......................     --              --             --            --             --             --
    Hartford International Advisers HLS
     Fund, Inc. - Class IA
      Shares 3,493,615
      Cost $4,009,746
      Market Value......................  $4,879,501         --             --            --             --             --
    Hartford Small Company HLS
     Fund, Inc. - Class IA
      Shares 2,695,999
      Cost $3,442,968
      Market Value......................     --           $5,898,244        --            --             --             --
    Hartford MidCap HLS Fund, Inc. -
     Class IA
      Shares 1,974,262
      Cost $3,065,877
      Market Value......................     --              --         $4,054,145        --             --             --
    Hartford Growth and Income HLS Fund
     - Class IA
      Shares 758,263
      Cost $973,025
      Market Value......................     --              --             --        $1,085,563         --             --
    Hartford Global Leaders HLS Fund -
     Class IA
      Shares 775,652
      Cost $1,177,654
      Market Value......................     --              --             --            --          $1,483,743        --
    Hartford High Yield HLS Fund -
     Class IA
      Shares 392,104
      Cost $410,645
      Market Value......................     --              --             --            --             --           $394,013
  Due from Hartford Life and Annuity
   Insurance Company....................     --              --             --            --             --             --
  Receivable from fund shares sold......     --                6,922         9,396        --             --             --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Total Assets..........................   4,879,501       5,905,166     4,063,541     1,085,563       1,483,743       394,013
                                          ----------      ----------    ----------    ----------      ----------      --------
LIABILITIES:
  Due to Hartford Life and Annuity
   Insurance Company....................          94           6,993         9,397        --             --             --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Total Liabilities.....................          94           6,993         9,397        --             --             --
                                          ----------      ----------    ----------    ----------      ----------      --------
  Net Assets (variable life contract
   liabilities).........................  $4,879,407      $5,898,173    $4,054,144    $1,085,563      $1,483,743      $394,013
                                          ==========      ==========    ==========    ==========      ==========      ========

______________________________________ 89 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                        UNITS
                                       OWNED BY      UNIT       CONTRACT
                                     PARTICIPANTS    PRICE     LIABILITY
                                     ------------  ---------  ------------

DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
GROUP SUB-ACCOUNTS:
  Bond Fund Sub-Account............    5,304,549   $1.446262  $  7,671,769
  Stock Fund Sub-Account...........   21,819,711    3.466497    75,637,962
  Money Market Fund Sub-Account....   16,383,083    1.291782    21,163,372
  Advisers Fund Sub-Account........   31,824,493    2.551851    81,211,364
  Capital Appreciation Fund
   Sub-Account.....................   23,314,341    3.042373    70,930,922
  Mortgage Securities Fund
   Sub-Account.....................    1,346,482    1.442350     1,942,099
  Index Fund Sub-Account...........    6,268,571    3.397757    21,299,080
  International Opportunities Fund
   Sub-Account.....................    9,743,731    2.081326    20,279,881
  Dividend and Growth Fund
   Sub-Account.....................   13,488,800    2.695398    36,357,685
  International Advisers Fund
   Sub-Account.....................    2,558,005    1.907505     4,879,407
  Small Company Fund Sub-Account...    2,737,744    2.154392     5,898,173
  MidCap Fund Sub-Account..........    2,029,925    1.997189     4,054,144
  Growth and Income Fund
   Sub-Account.....................      774,198    1.402176     1,085,563
  Global Leaders Fund
   Sub-Account.....................      748,239    1.982981     1,483,743
  High Yield Fund Sub-Account......      362,505    1.086917       394,013
                                                              ------------
GRAND TOTAL........................                           $354,289,177
                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 90 ______________________________________

                      [This Page Intentionally Left Blank]

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
INVESTMENT INCOME:
  Dividends.............................     $ 419,600     $   516,388
                                             ---------     -----------
CAPITAL GAINS INCOME....................        45,235       4,959,958
                                             ---------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................        (6,510)         (5,932)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      (605,391)      6,441,388
                                             ---------     -----------
    Net (loss) gain on investments......      (611,901)      6,435,456
                                             ---------     -----------
    Net (decrease) increase in net
     assets resulting from operations...     $(147,066)    $11,911,802
                                             =========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 92 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
INVESTMENT INCOME:
  Dividends.............................   $767,397      $1,692,849        $   215,458         $ 108,544      $  201,102
                                           --------      ----------        -----------         ---------      ----------
CAPITAL GAINS INCOME....................        353       5,512,773          3,330,568           --              289,134
                                           --------      ----------        -----------         ---------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss) gain on security
   transactions.........................     --             (30,425)            32,011           (10,251)          4,046
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --             239,692         15,536,343           (65,765)      3,066,971
                                           --------      ----------        -----------         ---------      ----------
    Net (loss) gain on investments......     --             209,267         15,568,354           (76,016)      3,071,017
                                           --------      ----------        -----------         ---------      ----------
    Net (decrease) increase in net
     assets resulting from operations...   $767,750      $7,414,889        $19,114,380         $  32,528      $3,561,253
                                           ========      ==========        ===========         =========      ==========

______________________________________ 93 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
INVESTMENT INCOME:
  Dividends.............................        $  193,868         $  582,664
                                                ----------         ----------
CAPITAL GAINS INCOME....................          --                1,358,573
                                                ----------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................            76,436            (21,433)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................         5,566,961           (111,720)
                                                ----------         ----------
    Net gain (loss) on investments......         5,643,397           (133,153)
                                                ----------         ----------
    Net increase in net assets resulting
     from operations....................        $5,837,265         $1,808,084
                                                ==========         ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 94 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND    GLOBAL LEADERS   HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   --------------   -----------
INVESTMENT INCOME:
  Dividends.............................   $ 86,268       $  --         $   --         $  2,731        $  1,956       $ 22,004
                                           --------       ----------    ----------     --------        --------       --------
CAPITAL GAINS INCOME....................     --                8,748       170,046        6,287           7,635              7
                                           --------       ----------    ----------     --------        --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................      5,981           58,301          (659)        (648)           (838)           197
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................    820,238        2,189,838       851,495      106,011         303,116        (16,392)
                                           --------       ----------    ----------     --------        --------       --------
    Net gain (loss) on investments......    826,219        2,248,139       850,836      105,363         302,278        (16,195)
                                           --------       ----------    ----------     --------        --------       --------
    Net increase in net assets resulting
     from operations....................   $912,487       $2,256,887    $1,020,882     $114,381        $311,869       $  5,816
                                           ========       ==========    ==========     ========        ========       ========

______________________________________ 95 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
OPERATIONS:
  Net investment income.................    $  419,600     $   516,388
  Capital gains income..................        45,235       4,959,958
  Net realized (loss) gain on security
   transactions.........................        (6,510)         (5,932)
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................      (605,391)      6,441,388
                                            ----------     -----------
  Net (decrease) increase in net assets
   resulting from operations............      (147,066)     11,911,802
                                            ----------     -----------
UNIT TRANSACTIONS:
  Purchases.............................        20,022          20,079
  Net transfers.........................     1,893,700      10,958,293
  Surrenders............................      (533,322)     (2,535,149)
  Net loan activity.....................       (41,245)       (241,644)
  Cost of insurance.....................      (108,110)       (977,799)
                                            ----------     -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....     1,231,045       7,223,780
                                            ----------     -----------
  Net increase (decrease) in net
   assets...............................     1,083,979      19,135,582
NET ASSETS:
  Beginning of period...................     6,587,790      56,502,380
                                            ----------     -----------
  End of period.........................    $7,671,769     $75,637,962
                                            ==========     ===========

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                             BOND FUND     STOCK FUND
                                            SUB-ACCOUNT    SUB-ACCOUNT
                                            -----------    -----------
OPERATIONS:
  Net investment income.................    $  310,867     $   425,157
  Capital gains income..................        --           1,195,486
  Net realized gain (loss) on security
   transactions.........................           337         (29,330)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................        62,577      10,654,625
                                            ----------     -----------
  Net increase in net assets resulting
   from operations......................       373,781      12,245,938
                                            ----------     -----------
UNIT TRANSACTIONS:
  Purchases.............................        46,311          16,926
  Net transfers.........................     3,067,527      13,961,989
  Surrenders............................      (107,425)     (1,506,358)
  Net loan activity.....................       (11,064)       (140,475)
  Cost of insurance.....................       (33,445)       (260,595)
                                            ----------     -----------
  Net increase in net assets resulting
   from unit transactions...............     2,961,904      12,071,487
                                            ----------     -----------
  Net increase in net assets............     3,335,685      24,317,425
NET ASSETS:
  Beginning of period...................     3,252,105      32,184,955
                                            ----------     -----------
  End of period.........................    $6,587,790     $56,502,380
                                            ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 96 ______________________________________

--------------------------------------------------------------------------------

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income................. $   767,397     $ 1,692,849       $   215,458        $  108,544      $   201,102
  Capital gains income..................         353       5,512,773         3,330,568           --               289,134
  Net realized (loss) gain on security
   transactions.........................     --              (30,425)           32,011           (10,251)           4,046
  Net unrealized (depreciation)
   appreciation of investments during
   the period...........................     --              239,692        15,536,343           (65,765)       3,066,971
                                         -----------     -----------       -----------        ----------      -----------
  Net (decrease) increase in net assets
   resulting from operations............     767,750       7,414,889        19,114,380            32,528        3,561,253
                                         -----------     -----------       -----------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases.............................  48,649,661              70            20,492           --               --
  Net transfers......................... (39,998,316)     12,656,798         4,057,125           114,902        2,416,134
  Surrenders............................    (860,950)     (2,572,156)       (1,687,173)         (366,384)        (717,510)
  Net loan activity.....................  (2,124,911)       (271,016)         (156,498)         (100,182)         (86,764)
  Cost of insurance.....................    (322,782)     (1,125,122)         (872,690)          (33,794)        (293,219)
                                         -----------     -----------       -----------        ----------      -----------
  Net increase (decrease) in net assets
   resulting from unit transactions.....   5,342,702       8,688,574         1,361,256          (385,458)       1,318,641
                                         -----------     -----------       -----------        ----------      -----------
  Net increase (decrease) in net
   assets...............................   6,110,452      16,103,463        20,475,636          (352,930)       4,879,894
NET ASSETS:
  Beginning of period...................  15,052,920      65,107,901        50,455,286         2,295,029       16,419,186
                                         -----------     -----------       -----------        ----------      -----------
  End of period......................... $21,163,372     $81,211,364       $70,930,922        $1,942,099      $21,299,080
                                         ===========     ===========       ===========        ==========      ===========

                                         MONEY MARKET                        CAPITAL           MORTGAGE
                                             FUND       ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND
                                         SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT
                                         ------------   -------------   -----------------   ---------------   -----------
OPERATIONS:
  Net investment income................. $   563,092     $ 1,280,919       $   268,384        $  139,853      $   132,802
  Capital gains income..................         190       1,465,098         2,761,262           --               272,547
  Net realized gain (loss) on security
   transactions.........................     --               (9,456)           28,295             1,924          (21,988)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     --            8,649,288         3,751,151           (25,693)       2,904,724
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets resulting
   from operations......................     563,282      11,385,849         6,809,092           116,084        3,288,085
                                         ------------    -----------       -----------        ----------      -----------
UNIT TRANSACTIONS:
  Purchases.............................  62,062,192          32,794            16,742           --                10,249
  Net transfers......................... (54,690,953)     15,334,793         4,545,203           589,382        3,377,452
  Surrenders............................  (1,724,767)     (1,683,040)       (1,471,654)          (31,118)        (708,786)
  Net loan activity.....................  (2,052,054)       (407,150)         (324,672)           (8,665)        (138,230)
  Cost of insurance.....................    (112,624)       (328,975)         (284,868)          (11,916)         (86,318)
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets resulting
   from unit transactions...............   3,481,794      12,948,422         2,480,751           537,683        2,454,367
                                         ------------    -----------       -----------        ----------      -----------
  Net increase in net assets............   4,045,076      24,334,271         9,289,843           653,767        5,742,452
NET ASSETS:
  Beginning of period...................  11,007,844      40,773,630        41,165,443         1,641,262       10,676,734
                                         ------------    -----------       -----------        ----------      -----------
  End of period......................... $15,052,920     $65,107,901       $50,455,286        $2,295,029      $16,419,186
                                         ============    ===========       ===========        ==========      ===========

______________________________________ 97 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                              INTERNATIONAL       DIVIDEND AND
                                            OPPORTUNITIES FUND    GROWTH FUND
                                               SUB-ACCOUNT        SUB-ACCOUNT
                                            ------------------    ------------
OPERATIONS:
  Net investment income.................       $   193,868        $   582,664
  Capital gains income..................          --                1,358,573
  Net realized gain (loss) on security
   transactions.........................            76,436            (21,433)
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................         5,566,961           (111,720)
                                               -----------        -----------
  Net increase in net assets resulting
   from operations......................         5,837,265          1,808,084
                                               -----------        -----------
UNIT TRANSACTIONS:
  Purchases.............................            30,000             30,000
  Net transfers.........................          (115,619)         1,862,826
  Surrenders............................          (415,482)        (1,252,128)
  Net loan activity.....................           (67,371)           (88,629)
  Cost of insurance.....................          (253,665)          (551,075)
                                               -----------        -----------
  Net (decrease) increase in net assets
   resulting from unit transactions.....          (822,137)               994
                                               -----------        -----------
  Net increase in net assets............         5,015,128          1,809,078
NET ASSETS:
  Beginning of period...................        15,264,753         34,548,607
                                               -----------        -----------
  End of period.........................       $20,279,881        $36,357,685
                                               ===========        ===========

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                          INTERNATIONAL       DIVIDEND AND
                                        OPPORTUNITIES FUND    GROWTH FUND
                                           SUB-ACCOUNT        SUB-ACCOUNT
                                        ------------------    ------------
OPERATIONS:
  Net investment income.............       $   198,529        $   544,970
  Capital gains income..............           823,226            871,742
  Net realized (loss) gain on
   security transactions............            (4,950)             1,267
  Net unrealized appreciation
   (depreciation) of investments
   during the period................           562,948          2,960,422
                                           -----------        -----------
  Net increase in net assets
   resulting from operations........         1,579,753          4,378,401
                                           -----------        -----------
UNIT TRANSACTIONS:
  Purchases.........................                11             10,000
  Net transfers.....................         2,336,307          8,163,378
  Surrenders........................          (500,386)          (866,498)
  Net loan activity.................           (71,420)          (327,128)
  Cost of insurance.................           (89,406)          (185,670)
                                           -----------        -----------
  Net increase in net assets
   resulting from unit
   transactions.....................         1,675,106          6,794,082
                                           -----------        -----------
  Net increase in net assets........         3,254,859         11,172,483
NET ASSETS:
  Beginning of period...............        12,009,894         23,376,124
                                           -----------        -----------
  End of period.....................       $15,264,753        $34,548,607
                                           ===========        ===========

 **  From inception, June 1, 1998 to December 31, 1998
***  From inception, September 30, 1998 to December 31, 1998

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 98 ______________________________________

--------------------------------------------------------------------------------

                                         INTERNATIONAL      SMALL         MIDCAP      GROWTH AND    GLOBAL LEADERS   HIGH YIELD
                                         ADVISERS FUND   COMPANY FUND      FUND       INCOME FUND        FUND           FUND
                                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                         -------------   ------------   -----------   -----------   --------------   -----------
OPERATIONS:
  Net investment income.................  $   86,268     $   --         $   --        $    2,731      $    1,956      $ 22,004
  Capital gains income..................     --                8,748       170,046         6,287           7,635             7
  Net realized gain (loss) on security
   transactions.........................       5,981          58,301          (659)         (648)           (838)          197
  Net unrealized appreciation
   (depreciation) of investments during
   the period...........................     820,238       2,189,838       851,495       106,011         303,116       (16,392)
                                          ----------     ------------   ----------    ----------      ----------      --------
  Net increase in net assets resulting
   from operations......................     912,487       2,256,887     1,020,882       114,381         311,869         5,816
                                          ----------     ------------   ----------    ----------      ----------      --------
UNIT TRANSACTIONS:
  Purchases.............................          55          20,000        20,000        20,000         --             20,000
  Net transfers.........................     395,265       1,247,576     2,225,928       845,861       1,093,472       346,031
  Surrenders............................     (63,881)        (42,122)      (26,590)       (5,249)         (7,549)       (3,575)
  Net loan activity.....................     (22,926)        (20,135)       (2,563)      (25,056)          7,303         4,381
  Cost of insurance.....................     (66,079)        (60,079)      (31,836)       (8,077)         (7,337)       (3,224)
                                          ----------     ------------   ----------    ----------      ----------      --------
  Net (decrease) increase in net assets
   resulting from unit transactions.....     242,434       1,145,240     2,184,939       827,479       1,085,889       363,613
                                          ----------     ------------   ----------    ----------      ----------      --------
  Net increase in net assets............   1,154,921       3,402,127     3,205,821       941,860       1,397,758       369,429
NET ASSETS:
  Beginning of period...................   3,724,486       2,496,046       848,323       143,703          85,985        24,584
                                          ----------     ------------   ----------    ----------      ----------      --------
  End of period.........................  $4,879,407     $ 5,898,173    $4,054,144    $1,085,563      $1,483,743      $394,013
                                          ==========     ============   ==========    ==========      ==========      ========

                                     INTERNATIONAL      SMALL         MIDCAP       GROWTH AND     GLOBAL LEADERS     HIGH YIELD
                                     ADVISERS FUND   COMPANY FUND      FUND        INCOME FUND         FUND             FUND
                                      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT**   SUB-ACCOUNT***   SUB-ACCOUNT***
                                     -------------   ------------   -----------   -------------   --------------   --------------
OPERATIONS:
  Net investment income.............  $  285,452      $  --          $      4        $    542        $   101           $   451
  Capital gains income..............      67,948          17,778       --             --               2,088           --
  Net realized (loss) gain on
   security transactions............         567          (1,718)      (3,505)             16              4           --
  Net unrealized appreciation
   (depreciation) of investments
   during the period................      13,314         272,458      133,792           6,525          2,975              (240)
                                      ----------      ----------     --------        --------        -------           -------
  Net increase in net assets
   resulting from operations........     367,281         288,518      130,291           7,083          5,168               211
                                      ----------      ----------     --------        --------        -------           -------
UNIT TRANSACTIONS:
  Purchases.........................     --              --            --               1,000          2,000             2,000
  Net transfers.....................   1,048,999       1,383,287      645,414         135,859         78,949            22,414
  Surrenders........................     (98,488)       (109,974)      (4,632)           (172)          (105)              (29)
  Net loan activity.................     (36,658)        (44,570)     (11,492)        --              --               --
  Cost of insurance.................     (20,129)        (10,508)      (2,955)            (67)           (27)              (12)
                                      ----------      ----------     --------        --------        -------           -------
  Net increase in net assets
   resulting from unit
   transactions.....................     893,724       1,218,235      626,335         136,620         80,817            24,373
                                      ----------      ----------     --------        --------        -------           -------
  Net increase in net assets........   1,261,005       1,506,753      756,626         143,703         85,985            24,584
NET ASSETS:
  Beginning of period...............   2,463,481         989,293       91,697         --              --               --
                                      ----------      ----------     --------        --------        -------           -------
  End of period.....................  $3,724,486      $2,496,046     $848,323        $143,703        $85,985           $24,584
                                      ==========      ==========     ========        ========        =======           =======

 **  From inception, June 1, 1998 to December 31, 1998
***  From inception, September 30, 1998 to December 31, 1998

______________________________________ 99 ______________________________________

 SEPARATE ACCOUNT FIVE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) COST OF INSURANCE CHARGE--In accordance with the terms of the contracts, the Company makes deductions for costs of insurance to cover the Company's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

   b) MORTALITY AND EXPENSE RISK CHARGE--The Company will make deductions at a maximum annual rate of 0.90% of the contract's value for the mortality and expense risks which the company undertakes. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   c) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   d) ADMINISTRATIVE CHARGE--The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.25% of the contract's value. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   2) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

______________________________________ 100 _____________________________________

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE OWNERS OF UNITS OF INTEREST THEREIN:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Five (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Growth and Income Fund, Global Leaders Fund and High Yield Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

______________________________________ 101 _____________________________________

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------
COMMON STOCKS -- 96.9%
            AEROSPACE/DEFENSE -- 2.0%
    17,400  Lockheed Martin Corp....................  $   380,625
    27,000  Raytheon Co.-Class A....................      669,938
                                                      -----------
                                                        1,050,563
                                                      -----------
            APPAREL -- 0.7%
    11,600  VF Corp.................................      348,000
                                                      -----------
            AUTOMOTIVE -- 0.9%
     9,000  Ford Motor Co...........................      480,938
                                                      -----------
            BANKING -- 8.0%
    14,000  Banc One Corp...........................      448,875
    14,000  Bank Of America Corp....................      702,625
    23,600  Central Carolina Bank Financial Corp....    1,028,074
     5,700  J.P. Morgan & Co........................      721,762
    11,907  Old Kent Financial Corp.................      421,210
    19,000  Pacific Century Financial Corp..........      355,063
     7,200  Wachovia Corp...........................      489,600
                                                      -----------
                                                        4,167,209
                                                      -----------
            BEVERAGES -- 0.7%
     5,400  Anheuser-Busch Cos., Inc................      382,725
                                                      -----------
            BUSINESS EQUIPMENT & SERVICES -- 0.6%
     7,000  Pitney Bowes, Inc.......................      338,188
                                                      -----------
            CAPITAL EQUIPMENT -- 1.9%
    19,900  Parker-Hannifin Corp....................    1,021,119
                                                      -----------
            CHEMICALS -- 1.7%
    26,000  Air Products & Chemicals, Inc...........      872,625
                                                      -----------
            COMMUNICATIONS EQUIPMENT -- 2.9%
     8,000  BCE Inc.................................      721,500
    30,200  Harris Corp.............................      805,963
                                                      -----------
                                                        1,527,463
                                                      -----------
            COMPUTER - PERIPHERALS -- 2.2%
    17,000  Adobe Systems, Inc......................    1,143,250
                                                      -----------
            COMPUTER SOFTWARE -- 1.5%
    11,000  Computer Associates International,            769,313
            Inc.....................................
                                                      -----------
            COMPUTERS - MAIN & MINI -- 5.9%
    15,600  Hewlett-Packard Co......................    1,777,424
    10,800  International Business Machines Corp....    1,166,400
     7,000  Xerox Corp..............................      158,813
                                                      -----------
                                                        3,102,637
                                                      -----------
            CONTAINERS -- 0.8%
    18,800  Sonoco Products Co......................      427,700
                                                      -----------
            COSMETICS/PERSONAL CARE -- 2.6%
    21,000  Kimberly-Clark Corp.....................    1,370,250
                                                      -----------
            ELECTRICAL EQUIPMENT -- 1.9%
    17,500  Emerson Electric Co.....................    1,004,063
                                                      -----------
            ELECTRONIC COMPONENTS -- 3.5%
    18,100  Avnet, Inc..............................    1,095,050
  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------

          ELECTRONIC COMPONENTS  -- (CONTINUED)

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------
     9,000  Intel Corp..............................  $   740,813
                                                      -----------
                                                        1,835,863
                                                      -----------
            ELECTRONIC INSTRUMENTS -- 1.6%
    22,150  Tektronix, Inc..........................      861,081
                                                      -----------
            ENGINEERING -- 1.1%
    12,400  Fluor Corp..............................      568,850
                                                      -----------
            FINANCIAL SERVICES -- 0.8%
     7,000  Fannie Mae..............................      437,063
                                                      -----------
            FOOD & RELATED -- 4.5%
    26,000  Bob Evans Farms.........................      401,375
    21,000  Dole Food Co., Inc......................      341,250
    53,800  SUPERVALU, Inc..........................    1,075,999
    26,000  Universal Foods Corp....................      529,750
                                                      -----------
                                                        2,348,374
                                                      -----------
            FOREST & PAPER PRODUCTS -- 1.4%
    10,000  Weyerhaeuser Co.........................      718,125
                                                      -----------
            HEALTH CARE - DRUGS -- 1.5%
    22,200  Abbott Laboratories.....................      806,138
                                                      -----------
            HEALTH CARE - GENERAL -- 1.6%
    26,600  Mallinckrodt, Inc.......................      846,213
                                                      -----------
            HOUSEHOLD - GENERAL PRODUCTS -- 3.7%
    28,000  American Greetings Corp.................      661,499
     5,000  Corning, Inc............................      644,688
    11,785  Unilever................................      641,546
                                                      -----------
                                                        1,947,733
                                                      -----------
            HOUSEHOLD - MAJOR APPLIANCES -- 1.4%
    11,100  Whirlpool Corp..........................      722,194
                                                      -----------
            INSURANCE - LIFE & HEALTH -- 1.7%
    16,000  Aetna, Inc..............................      893,000
                                                      -----------
            INSURANCE - PROPERTY & CASUAL -- 4.0%
    23,200  Lincoln National Corp...................      927,999
    23,800  SAFECO Corp.............................      592,025
    17,600  Saint Paul Companies, Inc...............      592,900
                                                      -----------
                                                        2,112,924
                                                      -----------
            LEISURE TIME INDUSTRY -- 1.2%
    34,300  Hasbro, Inc.............................      653,844
                                                      -----------
            MEDIA -- 2.3%
    17,000  Banta Corp..............................      383,563
    16,100  Media General, Inc. Class A.............      837,200
                                                      -----------
                                                        1,220,763
                                                      -----------
            MEDICAL EQUIPMENT & SUPPLIES -- 4.3%
    14,500  Bausch & Lomb, Inc......................      992,343
    13,700  Johnson & Johnson.......................    1,275,812
                                                      -----------
                                                        2,268,155
                                                      -----------
            METAL FABRICATION -- 0.8%
    14,100  Trinity Industries, Inc.................      400,969
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------

COMMON STOCKS  -- (CONTINUED)

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------
          METAL FABRICATION  -- (CONTINUED)
            OFFICE EQUIPMENT & SERVICES -- 0.2%
    30,200  Lanier Inc.*............................  $   117,025
                                                      -----------
            OIL & GAS -- 1.2%
    13,100  National Fuel Gas.......................      609,150
                                                      -----------
            PETROLEUM - DOMESTIC -- 4.8%
    20,100  Ashland, Inc............................      662,044
    11,316  Exxon Mobil Corp........................      911,645
    19,700  Phillips Petroleum Co...................      925,899
                                                      -----------
                                                        2,499,588
                                                      -----------
            PETROLEUM - INTERNATIONAL -- 1.5%
     6,900  Chevron Corp............................      597,713
     3,500  Royal Dutch Petroleum Co................      211,531
                                                      -----------
                                                          809,244
                                                      -----------
            PHARMACEUTICALS -- 2.7%
     7,600  Bristol-Myers Squibb Co.................      487,825
    14,000  Merck & Co., Inc........................      938,875
                                                      -----------
                                                        1,426,700
                                                      -----------
            PHOTOGRAPHIC EQUIPMENT -- 1.0%
     8,000  Eastman Kodak Co........................      530,000
                                                      -----------
            PUBLISHING -- 0.2%
     3,000  Houghton Mifflan Co.....................      126,563
                                                      -----------
            RAILROAD -- 0.7%
    18,200  Norfolk Southern Corp...................      373,100
                                                      -----------
            RETAIL - FOOD STORES -- 0.9%
    15,400  Albertson's, Inc........................      496,650
                                                      -----------
            RETAIL - GENERAL MERCHANDISE -- 1.2%
    19,400  May Department Stores Co................      625,650
                                                      -----------
            SECURITY & COMMISSION BROKERS -- 1.7%
    27,150  A.G. Edwards, Inc.......................      870,497
                                                      -----------
            TOBACCO -- 1.2%
    20,000  Philip Morris Co., Inc..................      463,750
     7,200  UST, Inc................................      181,350
                                                      -----------
                                                          645,100
                                                      -----------
            TRANSPORTATION - MARINE -- 0.3%
     8,000  Alexander & Baldwin, Inc................      182,500
                                                      -----------
  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT              SECURITY DESCRIPTION               VALUE
----------  ----------------------------------------  -----------
            UTILITIES - ELECTRIC -- 2.3%
    27,200  New Century Energies, Inc...............  $   826,200
    10,000  Texas Utilities Co......................      355,625
                                                      -----------
                                                        1,181,825
                                                      -----------
            UTILITIES - GAS & PIPELINE -- 0.5%
     7,900  Nicor, Inc..............................      256,750
                                                      -----------
            UTILITIES - TELEPHONE -- 6.8%
    27,150  AT&T Corp...............................    1,377,862
    21,800  BellSouth Corp..........................    1,020,513
    23,400  SBC Communications, Inc.................    1,140,749
                                                      -----------
                                                        3,539,124
                                                      -----------
            Total Common Stocks                        50,936,798
            (Cost $48,302,653)......................
                                                      ===========
U.S. GOVERNMENT AGENCY -- 1.9%
$1,000,000  Federal Home Loan Banks, Discount Note,       999,140
            1/10/00.................................
                                                      -----------
            Total U.S. Government Agency Mortgages        999,140
            (Cost $998,650).........................
                                                      ===========
INVESTMENT COMPANIES -- 2.3%
 1,190,557  Federated Government Obligation Fund....    1,190,557
                                                      -----------
            Total Investment Companies                  1,190,557
            (Cost $1,190,557).......................
                                                      ===========


Total Investments (Cost $50,491,860) (a) --
 101.1%...........................................  53,126,495
Liabilities in excess of other assets -- (1.1)%...    (601,625)
                                                    ----------
TOTAL NET ASSETS -- 100.0%........................  $52,524,870
                                                    ==========
--------------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation..............  $ 8,584,385
Unrealized depreciation..............   (5,949,750)
                                       -----------
Net unrealized appreciation..........  $ 2,634,635
                                       ===========

  *  Represents non-income producing securities.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $50,491,860)........  $53,126,495
  Receivable for investment securities sold.......     315,307
  Interest and dividends receivable...............      93,728
  Prepaid expenses and other assets...............       2,966
                                                    ----------
      Total Assets................................  53,538,496
                                                    ----------
LIABILITIES:
  Dividends payable...............................      40,038
  Payable for investment securities purchased.....     930,615
  Accrued expenses and other payables:
    Investment advisory fees......................      26,112
    Administration fees...........................         285
    Other.........................................      16,576
                                                    ----------
      Total Liabilities...........................   1,013,626
                                                    ----------
NET ASSETS:
  Capital.........................................  49,332,795
  Undistributed net investment income.............     131,797
  Net unrealized appreciation (depreciation) from
   investments....................................   2,634,635
  Accumulated undistributed net realized gains
   (losses) from investment transactions..........     425,643
                                                    ----------
      Net Assets..................................  $52,524,870
                                                    ==========
Outstanding units of beneficial interest
 (shares).........................................   4,214,206
                                                    ==========
Net asset value -- offering and redemption price
 per share........................................  $    12.46
                                                    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income.................................  $   49,503
  Dividend income.................................   1,120,594
                                                    ----------
      Total Income................................   1,170,097
                                                    ----------
EXPENSES:
  Investment advisory fees........................     376,143
  Administration fees.............................     101,661
  Custodian fees..................................      11,269
  Accounting fees.................................      33,990
  Legal fees......................................      28,498
  Audit fees......................................       8,900
  Organization costs..............................       2,734
  Trustees' fees and expenses.....................       5,743
  Transfer agent fees.............................      10,600
  Printing costs..................................       3,558
  Insurance.......................................       5,534
  Other...........................................         568
                                                    ----------
  Total expenses before voluntary reductions......     589,198
  Expenses voluntarily reduced....................    (146,842)
                                                    ----------
    Net expenses..................................     442,356
                                                    ----------
  Net Investment Income...........................     727,741
                                                    ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
  Net realized gains (losses) from investment
   transactions...................................   1,227,474
  Net change in unrealized appreciation
   (depreciation) from investments................  (4,036,397)
                                                    ----------
    Net realized/unrealized gains (losses) from
     investments..................................  (2,808,923)
                                                    ----------
    Change in net assets resulting from
     operations...................................  $(2,081,182)
                                                    ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 1999  DECEMBER 31, 1998
                                          -----------------  -----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................     $   727,741        $   530,644
  Net realized gains (losses) from
   investment transactions..............       1,227,474            (36,048)
  Net change in unrealized appreciation
   (depreciation) from investments......      (4,036,397)         4,670,681
                                             -----------        -----------
  Change in net assets resulting from
   operations...........................      (2,081,182)         5,165,277
                                             -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............        (594,896)          (514,713)
  Net realized gains from investment
   transactions.........................        (741,928)          --
                                             -----------        -----------
  Change in net assets from shareholder
   distributions........................      (1,336,824)          (514,713)
                                             -----------        -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........       6,717,001         15,172,449
  Dividends reinvested..................       1,440,251            513,105
  Cost of shares redeemed...............      (1,275,983)          (103,445)
                                             -----------        -----------
  Change in net assets from capital
   transactions.........................       6,881,269         15,582,109
                                             -----------        -----------
  Change in net assets..................       3,463,263         20,232,673
NET ASSETS:
  Beginning of period...................      49,061,607         28,828,934
                                             -----------        -----------
  End of period.........................     $52,524,870        $49,061,607
                                             ===========        ===========
SHARE TRANSACTIONS:
  Issued................................         513,205          1,227,333
  Reinvested............................         112,776             42,578
  Redeemed..............................        (100,033)            (8,596)
                                             -----------        -----------
  Change in shares......................         525,948          1,261,315
                                             ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end investment company established as a Massachusetts business trust. Between the date of organization and the dates of commencement of operations (June 3, 1997), the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

    The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust presently offers shares of the BB&T Growth & Income Fund (the "Fund"). Shares of the Fund are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The investment objective of the Fund is to seek to provide capital growth, current income or both. Under normal market conditions, it seeks this objective by investing at least 65% of its total assets in stocks, which for this purpose may include common stock, preferred stock, warrants, or debt instruments that are, convertible into common stock.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange listed securities are valued at the closing sales price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid price is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    All other assets and securities, including securities for which market quotations are not readily available, are valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Fund may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that Branch Banking and Trust Company ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price, including accrued interest. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    DIVIDENDS AND DISTRIBUTIONS--Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any are declared and distributed at least annually.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

    Dividends and distributions to shareholders which exceed net investment income and net realized capital

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

    gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    FEDERAL INCOME TAXES--It is the Fund's policy to continue to comply with the requirement of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

    ORGANIZATION COSTS--Costs incurred by the fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from June 3, 1997, the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds may be reduced by any unamortized organizational expenses of the Fund in the same proportion as the number of said shares the Fund being redeemed bears to the number of initial shares of the Fund of that fund that are outstanding at the time of redemption.

    OTHER--Expenses that are directly related to the Fund are charged directly to the Fund.

 3.  PURCHASES AND SALES OF SECURITIES:

    Cost of purchases and proceeds from sales of portfolio securities, excluding short-term securities, were $12,040,023 and $5,856,241, respectively, for the year ended December 31, 1999.

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Fund by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Fund.

    BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS Ohio"), with whom certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Fund. BISYS Fund Services LP "BISYS LP" also serves, without compensation, as Distributor of the Fund. BISYS Ohio serves the Fund as Transfer agent and Mutual fund accountant. BISYS LP, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS
    Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of the compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Fund.

    Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1999:

    INVESTMENT ADVISORY FEES:
      Annual fee before voluntary fee
        reductions (percentage of average
        daily net assets).................     0.74%
      Voluntary fee reductions............  $70,597
    ADMINISTRATION FEES:
      Annual fee before voluntary fee
        reductions (percentage of average
        daily net assets).................     0.20%
      Voluntary fee reductions............  $76,245

 5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    CAPITAL LOSS CARRYFORWARD--At December 31, 1999 the Fund had no net capital loss carryforwards.

    DIVIDEND RECEIVED DEDUCTION--For corporate shareholders 100.00% of the total ordinary income distributions paid during the fiscal year ended
    December 31, 1999 qualify for the corporate dividends received deduction.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
BB&T GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     FOR THE YEAR  FOR THE YEAR  JUNE 3, 1997
                                        ENDED         ENDED        THROUGH
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1999          1998        1997(A)
                                     ------------  ------------  ------------
NET ASSETS VALUE, BEGINNING OF
 PERIOD............................    $ 13.30       $ 11.88       $ 10.00
                                       -------       -------       -------
INVESTMENT ACTIVITIES:
  Net investment income............       0.18          0.16          0.10
  Net realized and unrealized
   gain............................      (0.69)         1.42          1.89
                                       -------       -------       -------
  Total investment activities......      (0.51)         1.58          1.99
                                       -------       -------       -------
DISTRIBUTIONS:
  Net investment income............      (0.15)        (0.16)        (0.10)
  In excess of net investment
   income..........................     --            --             (0.01)
  Net realized gains...............      (0.18)       --            --
                                       -------       -------       -------
  Total distributions..............      (0.33)        (0.16)        (0.11)
                                       -------       -------       -------
  NET ASSET VALUE, END OF PERIOD...    $ 12.46       $ 13.30       $ 11.88
                                       =======       =======       =======
  Total Return.....................      (3.85)%       13.36%        19.96%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period
   (000)...........................    $52,525       $49,062       $28,829
  Ratio of expenses to average net
   assets..........................       0.87%         0.91%         0.91%(c)
  Ratio of net investment income to
   average net assets..............       1.43%         1.37%         1.68%(c)
  Ratio of expenses to average net
   assets*.........................       1.16%         1.24%         2.31%(c)
  Ratio of net investment income to
   average net assets*.............       1.14%         1.04%         0.28%(c)
  Portfolio turnover rate..........      11.98%         2.77%         7.75%
------------------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
 * During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To Trustees of
 Variable Insurance Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BB&T Growth and Income Fund (one portfolio constituting Variable Insurance Funds) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Columbus, Ohio
February 16, 2000

 AMSOUTH EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
COMMON STOCKS & SECURITIES
CONVERTIBLE TO COMMON STOCKS -- 99.5%
            BASIC MATERIALS -- 2.6%
     5,900  E.I. du Pont de Nemours.................  $   388,663
    10,800  Sealed Air Corp., 4.00%, CVT. PFD.,
            4/1/18..................................      545,400
                                                      -----------
                                                          934,063
                                                      -----------
            CAPITAL GOODS/DIVERSIFIED -- 7.5%
     8,350  General Electric Co.....................    1,292,162
    25,800  Ingersoll-Rand Co., 6.75%, CVT. PFD.,
            12/31/49................................      657,900
    14,850  Pitney Bowes, Inc.......................      717,441
                                                      -----------
                                                        2,667,503
                                                      -----------
            CONSUMER CYCLICAL -- 1.9%
    12,750  Ford Motor Co...........................      681,328
                                                      -----------
            CONSUMER STAPLES -- 6.1%
     6,200  Coca-Cola Co............................      361,150
     6,300  Estee Lauder, 6.25%, CVT. PFD.,
            2/23/02.................................      596,925
     4,700  Procter & Gamble Co.....................      514,944
    10,700  Quaker Oats Co..........................      702,187
                                                      -----------
                                                        2,175,206
                                                      -----------
            ENERGY -- 5.6%
    25,500  EOG Resources., 7.00%, CVT. PFD.,
            7/31/02.................................      478,125
    10,305  Exxon Mobil Corp........................      830,196
    13,750  Shell Transport & Trading PLC (ADR).....      677,188
                                                      -----------
                                                        1,985,509
                                                      -----------
            FINANCE -- 12.7%
     6,400  American International Group, Inc.......      692,000
     6,800  Chase Manhattan Corp....................      528,275
    15,600  Citigroup, Inc..........................      866,775
     5,050  J.P. Morgan & Co........................      639,456
     4,550  Jefferson Pilot/ NationsBank (ACES).....      381,063
    40,240  Lincoln National Corp., 7.75%, CVT.
            PFD.,
            8/16/01.................................      885,280
     6,300  Merrill Lynch & Co., Inc................      526,050
                                                      -----------
                                                        4,518,899
                                                      -----------
            HEALTH CARE -- 9.3%
    12,400  Abbott Laboratories.....................      450,275
     5,300  Bausch & Lomb, Inc......................      362,719
     9,800  Bristol-Myers Squibb Co.................      629,038
$  500,000  Centocor, Inc., 4.75%, CVT. BD.,
            2/15/05.................................      665,625
     2,850  Johnson & Johnson.......................      265,406
     6,700  Merck & Co., Inc........................      449,319
    14,850  Monsanto (ACES), 6.50%, CVT. PFD.,
            11/30/01................................      491,906
                                                      -----------
                                                        3,314,288
                                                      -----------
            RETAILING -- 6.4%
$1,015,000  Costco Co., Inc., 0.00%, CVT. BD.,
            8/19/02.................................    1,075,900
    19,300  Dollar General STRYPES Trust............      697,213
     7,200  Home Depot, Inc.........................      493,650
                                                      -----------
                                                        2,266,763
                                                      -----------
            SERVICES -- 5.1%
$  460,000  Clear Channel Communication, 2.63%, CVT.
            BD., 4/1/03.............................      680,225
     7,300  McDonald's Corp.........................      294,281
$  260,000  Omnicom Group, 4.25%, CVT. BD., 1/3/07..      826,800
                                                      -----------
                                                        1,801,306
                                                      -----------
            TECHNOLOGY -- 32.2%
    26,000  Amdocs Ltd., 6.75%, CVT. PFD.,
            9/11/02.................................      835,250
     9,900  Computer Associates
            International, Inc......................      692,381
$  200,000  Conexant Systems, 4.25%, CVT. BD.,
            5/1/06..................................      585,750
     5,000  Corning Glass Works, Inc................  $   644,688
  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          TECHNOLOGY  -- (CONTINUED)

  SHARES
    OR
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
    90,000  EMC Corp., 3.25%, CVT. BD., 3/15/02.....      868,725
$  700,000  Internet Capital Group, 5.50%, CVT. BD.,
            12/21/04................................    1,032,500
$  200,000  Level One Communications, 4.00%, CVT.
            BD., 9/1/04.............................      540,750
     6,000  Motorola, Inc...........................      883,500
    14,800  Nextel STRYPES Trust, 7.25%, CVT. PFD.,
            5/15/00.................................    1,331,999
$  250,000  Oak Industries, 4.88%, CVT. BD.,
            3/1/08..................................      690,625
$  300,000  Sanmina Corp., 4.25%, CVT. BD.,
            5/1/04..................................      396,750
$1,270,000  Solectron, 0.00%, CVT. BD., 1/27/19.....      954,088
     8,000  Texas Instruments, Inc..................      775,000
$  450,000  Veritas Software, 1.86%, CVT. BD.,
            8/13/06.................................    1,211,062
                                                      -----------
                                                       11,443,068
                                                      -----------
            UTILITIES -- 10.1%
    14,300  BCE, Inc................................    1,289,681
    14,000  Enron Corp..............................      621,250
     8,443  SBC Communications, Inc.................      411,596
         1  Sempra Energy...........................           17
    14,200  Vodafone/Mediaone Group, 7.00%, CVT.
            PFD., 11/5/02...........................      681,600
    19,000  Williams Companies, Inc.................      580,688
                                                      -----------
                                                        3,584,832
                                                      -----------
            Total Common Stocks & Securities           35,372,765
            Convertible to Common Stocks............
                                                      -----------
            INVESTMENT COMPANIES -- 1.2%
   424,488  Firstar Stellar Treasury Fund...........      424,488
                                                      -----------
            Total Investment Companies..............      424,488
                                                      -----------
            TOTAL (Cost $29,320,189) -- 100.7%
            (a).....................................  $35,797,253
                                                      ===========
------------------------------

Percentages indicated are based on net assets of $35,554,367.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $42,246. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............  $7,394,470
Unrealized depreciation..............    (959,652)
                                       ----------
Net unrealized appreciation..........  $6,434,818
                                       ==========

ACES -- Adjustable Conversion-Rate Equity Securities
ADR  -- American Depository Receipt
CVT. -- Convertible Preferred
PFD
CVT. -- Convertible Bond
BD.
PLC  -- Public Limited Co.
STRYPES -- Structured Yield Product Exchangeable for Stock

BREAKDOWN OF SECTORS
--------------------
Common Stocks                                 53.7%
Convertible Bonds                             26.8%
Convertible Preferred Stocks                  18.3%
Investment Companies                           1.2%
                                            ------
TOTAL                                       100.00%
                                            ======

SEE NOTES TO FINANCIAL STATEMENTS.

 AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 98.6%
            CONSUMER GOODS -- 4.5%
     5,500  American Greetings Corp., Class A.......  $   129,938
                                                      -----------
            DATA PROCESSING &
            REPRODUCTION -- 8.0%
     4,300  Automatic Data Processing, Inc..........      231,663
                                                      -----------
            ELECTRICAL EQUIPMENT -- 5.9%
     6,300  Hubbell Harvey, Inc., Class B...........      171,675
                                                      -----------
            ELECTRONIC COMPONENTS/
            INSTRUMENTS -- 7.2%
     3,600  Emerson Electric Co.....................      206,550
                                                      -----------
            FINANCIAL SERVICES -- 9.1%
     4,600  Dun & Bradstreet Corp...................      135,700
     2,900  H & R Block, Inc........................      126,875
                                                      -----------
                                                          262,575
                                                      -----------
            FOOD DISTRIBUTORS &
            WHOLESALERS -- 14.4%
     3,900  Smuckers Co., Class A...................       76,050
     5,300  SYSCO Corp..............................      209,680
     4,600  Ralston Purina Co.......................      128,225
                                                      -----------
                                                          413,955
                                                      -----------
            FOOD PRODUCTS, PROCESSING &
            PACKAGING -- 9.5%
     3,800  General Mills, Inc......................      135,850
     2,900  Hershey Foods Corp......................      137,750
                                                      -----------
                                                          273,600
                                                      -----------
            HEALTH CARE SERVICES -- 4.6%
     4,900  IMS Health, Inc.........................      133,219
                                                      -----------
            MACHINERY & EQUIPMENT -- 7.8%
     2,400  Briggs & Stratton Corp..................      128,700
     3,600  Snap-On, Inc............................       95,625
                                                      -----------
                                                          224,325
                                                      -----------
                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
            NEWSPAPERS -- 8.8%
     1,700  Gannett Co., Inc........................  $   138,656
     1,900  Lee Enterprises.........................       60,681
       100  Washington Post, Class B................       55,588
                                                      -----------
                                                          254,925
                                                      -----------
            OFFICE EQUIPMENT & SERVICES -- 4.9%
     2,900  Pitney Bowes, Inc.......................      140,106
                                                      -----------
            PHARMACEUTICALS -- 6.5%
     2,900  Bristol-Myers Squibb Co.................      186,144
                                                      -----------
            POLLUTION CONTROL SERVICES & EQUIPMENT
            -- 7.4%
    12,400  Waste Management, Inc...................      213,125
                                                      -----------
            Total Common Stocks.....................    2,841,800
                                                      -----------
            INVESTMENT COMPANIES -- 3.3%
    94,351  Bony Hamilton Prime Money Market........       94,351
       142  Bony Hamilton Treasury Money Market               142
            Fund....................................
                                                      -----------
            Total Investment Companies..............       94,493
                                                      -----------
            TOTAL (Cost $3,219,811) -- 101.9% (a)...  $ 2,936,293
                                                      ===========
------------------------------

Percentages indicated are based on net assets of $2,881,114.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation...............  $ 114,611
Unrealized depreciation...............   (398,129)
                                        ---------
Net unrealized depreciation...........  $(283,518)
                                        =========

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                          EQUITY INCOME  SELECT EQUITY
                                              FUND           FUND
                                          -------------  -------------
ASSETS:
  Investments, at value (Cost
   $29,320,189 and $3,219,811)..........   $35,797,253    $2,936,293
  Interest and dividends receivable.....        56,637         4,783
  Receivable for investments sold.......     1,225,783       --
  Reimbursement receivable..............         3,564       --
  Prepaid expenses and other............         2,551       --
                                           -----------    ----------
    Total assets........................    37,085,788     2,941,076
                                           -----------    ----------
LIABILITIES:
  Payable for investments purchased.....     1,515,648        54,636
  Accrued expenses and other payables:
    Investment advisory fees............           262            35
    Administration fees.................           769       --
    Distribution fees...................         7,098           573
    Accounting fees.....................           101            56
    Transfer Agent fees.................            58             5
    Custody fees........................           170            14
    Other...............................         7,315         4,643
                                           -----------    ----------
      Total liabilities.................     1,531,421        59,962
                                           -----------    ----------
NET ASSETS:
    Capital.............................    28,324,617     3,160,275
    Undistributed (distributions in
     excess of) net investment income...        (7,214)          186
    Net unrealized appreciation
     (depreciation) on investments......     6,477,064      (283,518)
    Undistributed net realized gains
     (losses) on investment
     transactions.......................       759,900         4,171
                                           -----------    ----------
      Net Assets........................   $35,554,367    $2,881,114
                                           ===========    ==========
  Outstanding units of beneficial
   interest (shares)....................     2,559,994       338,615
                                           ===========    ==========
  Net asset value -- offering and
   redemption price per share...........   $     13.89    $     8.51
                                           ===========    ==========

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                          EQUITY INCOME  SELECT EQUITY
                                              FUND          FUND(A)
                                          -------------  -------------
INVESTMENT INCOME:
  Interest income.......................   $  272,315      $ --
  Dividend income.......................      408,455         23,478
                                           ----------      ---------
    Total income........................      680,770         23,478
                                           ----------      ---------
EXPENSES:
    Investment advisory fees............      161,583          9,703
    Administration fees.................       53,861          2,426
    Distribution fees...................       67,326          3,032
    Custodian fees......................        1,583             73
    Accounting fees.....................       12,162          1,640
    Legal fees..........................       32,343         10,154
    Audit fees..........................        9,497          8,127
    Organization costs..................        4,933        --
    Trustees' fees and expenses.........        7,808            244
    Transfer agent fees.................       10,000          5,833
    Printing costs......................        2,470          1,208
    Insurance...........................        5,680            159
    Other...............................           51            120
                                           ----------      ---------
      Total expenses....................      369,297         42,719
    Expenses waived.....................      (30,236)        (9,411)
    Expenses voluntarily reimbursed.....      (10,608)       (18,237)
                                           ----------      ---------
    Net expenses........................      328,453         15,071
                                           ----------      ---------
  Net investment income.................      352,317          8,407
                                           ----------      ---------
REALIZED/UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net realized gains (losses) from
   investment transactions..............    2,044,397          4,171
  Net change in unrealized appreciation
   (depreciation) from investments......    4,178,324       (283,518)
                                           ----------      ---------
    Net realized/unrealized gains
     (losses) on investments............    6,222,721       (279,347)
                                           ----------      ---------
    Change in net assets resulting from
     operations.........................   $6,575,038      $(270,940)
                                           ==========      =========

(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              EQUITY INCOME            SELECT EQUITY
                                                   FUND                    FUND
                                     --------------------------------  -------------
                                         FOR THE          FOR THE         FOR THE
                                       YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                          1999             1998           1999(A)
                                     ---------------  ---------------  -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............    $   352,317      $   303,721     $    8,407
  Net realized gains (losses) from
   investment transactions.........      2,044,397       (1,278,675)         4,171
  Net change in unrealized
   appreciation/depreciation from
   investments.....................      4,178,324        2,263,855       (283,518)
                                       -----------      -----------     ----------
  Change in net assets resulting
   from operations.................      6,575,038        1,288,901       (270,940)
                                       -----------      -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.......       (352,317)        (304,238)        (8,221)
  In excess of net investment
   income..........................         (1,802)          (9,161)       --
                                       -----------      -----------     ----------
  Change in net assets resulting
   from shareholder
   distributions...................       (354,119)        (313,399)        (8,221)
                                       -----------      -----------     ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......     10,079,377       20,248,784      3,284,776
  Dividends reinvested.............        354,119          313,399          8,221
  Cost of shares redeemed..........     (3,642,784)      (1,381,615)      (132,722)
                                       -----------      -----------     ----------
  Change in net assets from capital
   transactions....................      6,790,712       19,180,568      3,160,275
                                       -----------      -----------     ----------
  Change in net assets.............     13,011,631       20,156,070      2,881,114
NET ASSETS:
  Beginning of period..............     22,542,736        2,386,666        --
                                       -----------      -----------     ----------
  End of period....................    $35,554,367      $22,542,736     $2,881,114
                                       ===========      ===========     ==========
SHARE TRANSACTIONS:
  Issued...........................        833,355        1,874,103        353,116
  Reinvested.......................         29,478           29,521            937
  Redeemed.........................       (304,781)        (134,871)       (15,438)
                                       -----------      -----------     ----------
  Change in shares.................        558,052        1,768,753        338,615
                                       ===========      ===========     ==========

(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    The Variable Insurance Funds (the "Trust") was organized on July 20, 1994, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company established as a Massachusetts business trust.

    The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund ("Equity Income") and the AmSouth Select Equity Fund ("Select Equity") (collectively, "the Funds" and individually "a Fund"). Shares of the Funds are offered to a separate account of Hartford Life Insurance Company, as well as other eligible purchasers.

    The Equity Income Fund seeks to provide above average income and capital appreciation. It seeks this objective by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Select Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies with market capitalization that are greater than $2 billion at the time of purchase.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION--Exchange-listed securities are valued at the closing price on the exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Unlisted securities are valued at their latest bid quotation in their principal market. If no such bid is available, then such securities are valued in good faith at their respective fair market values using methods determined by or under the supervision of the Trust's Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less are valued either at amortized cost or original cost plus accrued interest, which approximates current value.

    SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that AmSouth Bank ("AmSouth") deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

    DIVIDENDS TO SHAREHOLDERS--Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

    Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of deferrals of certain losses.

    These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
    for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

    As of December 31, 1999, the following reclassification have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                 UNDISTRIBUTED
                                                 (DISTRIBUTIONS  UNDISTRIBUTED
                                                 IN EXCESS OF)    NET REALIZED
                                                 NET INVESTMENT   GAIN (LOSS)
       FUND                                          INCOME      ON INVESTMENTS
       ----                                      --------------  --------------
       Equity Income VIF                            $  3,295        $(3,295)
       Select Equity VIF                             --              --

    FEDERAL INCOME TAXES--It is the intention of the Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    ORGANIZATION COSTS--Costs incurred by the Equity Income Fund, in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Equity Income Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds may be reduced by any unamortized organizational expenses of the Equity Income Fund in the same proportion as the number of said shares of the Equity Income Fund being redeemed bears to the number of initial shares of the Equity Income Fund that are outstanding at the time of redemption.

    On June 30, 1998 the Funds adopted Statement of Position ("SOP") 98-5, "Reporting on the costs of start-up activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

    OTHER--Expenses that are directly related to a Fund are charged directly to that Fund, while general Trust expenses are allocated between the Funds based on their relative net assets or another appropriate method.

 3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of portfolio securities (excluding short-term securities) for the period from January 1, 1999 through December 31, 1999 were as follows:

                                           PURCHASES      SALES
                                          -----------  -----------
AmSouth Equity Income Fund..............  $36,683,324  $29,461,014
AmSouth Select Equity Fund (a)..........  $ 3,448,885  $   327,737

(a) For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

 4.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven"). Under the terms of the sub-advisory agreement, Rockhaven is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Rockhaven has agreed that its sub-advisory fee shall not exceed 60% of AmSouth's net investment advisory fee.

    Sub-advisory services are provided to the Select Equity Fund by Oakbrook Investments, LLC ("Oakbrook"). Under the terms of the sub-advisory agreement, Oakbrook is entitled to receive fees, payable by AmSouth, based on a percentage of the average daily net assets of the Fund, provided that if AmSouth waives a portion of its investment advisory fee, Oakbrook has agreed that its sub-advisory fee shall not exceed 70% of AmSouth's net investment advisory fee.

    AmSouth also serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from the Funds for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

    BISYS Fund Services Ohio, Inc. (BISYS Ohio) with which certain officers and trustees of the Trust are affiliated, serves the Trust as Administrator. Such officers and trustees are paid no fees directly by the Trust for serving as officers and trustees of the Trust. Under the terms of the Management and

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
    Administration Agreement between BISYS Ohio and the Trust, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Funds. BISYS Fund Services Limited Partnership ("BISYS") serves, without compensation, as Distributor of the Fund's. BISYS Ohio also serves the Funds as Transfer Agent and Fund Accountant. BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

    Shares of the Trust are subject to a Variable Contract Owner Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. The Funds have entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate equal to 0.25% of the average daily net assets of the Funds.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1999:

                                          EQUITY     SELECT
                                          INCOME   EQUITY (A)
                                          -------  ----------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
 reductions (percentage of average daily
 net assets)............................     0.60%     0.80%
Voluntary fee reductions................  $24,238   $   970
ADMINISTRATION FEES:
Annual fee before voluntary fee
 reductions and reimbursements
 (percentage of average daily net
 assets)................................     0.20%     0.20%
Voluntary fee reductions................  $ --      $ 2,426
Voluntary fee reimbursements............  $10,608   $18,237
VARIABLE CONTRACT OWNER SERVICING FEES:
Annual fee (percentage of average daily
 net assets)............................     0.25%     0.25%
CUSTODIAN FEES:
Annual fee (percentage of average daily
 net assets)............................    0.006%    0.006%
FUND ACCOUNTING FEES:
Annual fee before voluntary fee
 reductions (percentage of average daily
 net assets)............................     0.03%     0.03%
Voluntary fee reductions................  $ --      $   364
TRANSFER AGENT FEES:
Annual fee of $14 per account, subject
 to a minimum of $10,000 per year.
Voluntary fee reductions................  $ 5,998   $ 5,651
(a) For the period from May 3, 1999 (commencement of
 operations) through December 31, 1999.

 5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    The AmSouth Variable Insurance Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended December 31, 1999:

                                                    PERCENTAGE
                                                    ----------
Equity Income Fund................................      99.97%
Select Equity Fund................................     100.00%

SEE NOTES TO FINANCIAL STATEMENTS.

 VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  EQUITY INCOME                    SELECT EQUITY
                                -------------------------------------------------  -------------
                                    FOR THE          FOR THE        OCTOBER 23,       MAY 3,
                                  YEAR ENDED       YEAR ENDED         1997 TO         1999 TO
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                     1999             1998            1997(A)         1999(A)
                                ---------------  ---------------  ---------------  -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................      $ 11.26          $ 10.23          $10.00          $10.00
                                    -------          -------          ------          ------
INVESTMENT ACTIVITIES:
  Net investment income.......         0.15             0.22            0.03            0.04
  Net realized and unrealized
   gains......................         2.64             1.03            0.23           (1.49)
                                    -------          -------          ------          ------
  Total investment
   activities.................         2.79             1.25            0.26           (1.45)
                                    -------          -------          ------          ------
DISTRIBUTIONS:
  From net investment
   income.....................        (0.16)           (0.22)          (0.03)          (0.04)
                                    -------          -------          ------          ------
  Total distributions.........        (0.16)           (0.22)          (0.03)          (0.04)
                                    -------          -------          ------          ------
NET ASSET VALUE, END OF
 PERIOD.......................      $ 13.89          $ 11.26          $10.23          $ 8.51
                                    =======          =======          ======          ======
  Total return................        25.00%           12.36%           2.27%(b)      (14.51%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period
   (000)......................      $35,554          $22,543          $2,387          $2,881
  Ratio of expenses to average
   net assets.................         1.22%            1.14%           1.22%(c)        1.23%(c)
  Ratio of net investment
   income to average net
   assets.....................         1.31%            2.13%           2.39%(c)        0.69%(c)
  Ratio of expenses to average
   net assets*................         1.37%            1.53%           7.26%(c)        3.50%(c)
  Portfolio turnover rate.....       110.31%          120.83%           4.00%          18.21%
------------------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
 * During the period certain fees were reimbursed and voluntarily reduced. If such reimbursements and voluntary fee reductions had not occurred, the ratios would have been as indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO SHAREHOLDERS AND TRUSTEES OF
VARIABLE INSURANCE FUNDS:
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund and Select Equity Fund (two portfolios constituting Variable Insurance Funds) at
December 31, 1999, the results of each of their operations for the period then ended, the changes in each of their net assets for the periods presented, and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Columbus, Ohio
February 14, 2000                                     PRICEWATERHOUSECOOPERS LLP

SEE NOTES TO FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                  MARKET
                                                  VALUE
SHARES                                            (000)
------                                            ------
COMMON STOCK -- 34.3%
        AUTO -- 2.1%
  300   Ford....................................  $   16
1,200   Genuine Parts...........................      30
                                                  ------
                                                      46
                                                  ------
        BANKS -- 6.9%
1,200   Bank One................................      39
  250   Chase Manhattan.........................      19
1,200   First Union.............................      39
1,100   Fleet Boston Financial..................      38
  800   National City...........................      19
                                                  ------
                                                     154
                                                  ------
        CHEMICALS -- 1.7%
  200   E.I. duPont de Nemours..................      13
  650   International Flavors & Fragrances......      25
                                                  ------
                                                      38
                                                  ------
        DRUGS & HEALTH CARE -- 4.2%
  400   Abbott Laboratories.....................      15
1,200   American Home Products..................      47
  500   Bristol-Myers Squibb....................      32
                                                  ------
                                                      94
                                                  ------
        ELECTRICAL UTILITIES -- 1.9%
  650   Ipalco Enterprises......................      11
  900   LG&E Energy.............................      16
  900   Nisource................................      16
                                                  ------
                                                      43
                                                  ------
        FOOD & BEVERAGE -- 1.8%
1,800   Conagra.................................      41
                                                  ------
        GAS & NATURAL GAS -- 1.4%
  900   Peoples Energy..........................      30
                                                  ------
        HOUSEHOLD PRODUCTS -- 1.6%
  700   Clorox..................................      35
                                                  ------
        INSURANCE -- 1.4%
2,000   Ohio Casualty...........................      32
                                                  ------
        MISCELLANEOUS BUSINESS SERVICES -- 0.5%
  400   Deluxe..................................      11
                                                  ------
        PETROLEUM REFINING -- 2.3%
  400   Conoco..................................      10
  200   Royal Dutch Petroleum, NY...............      12
  550   Texaco..................................      30
                                                  ------
                                                      52
                                                  ------
        PHOTOGRAPHIC EQUIPMENT & SUPPLIES --
        1.2%
1,200   Xerox...................................      27
                                                  ------
        REAL ESTATE INVESTMENT TRUST -- 1.0%
1,600   Nationwide Health Properties............      22
                                                  ------
                                                  MARKET
                                                  VALUE
SHARES                                            (000)
------                                            ------
COMMON STOCK -- (CONTINUED)
        RUBBER & PLASTIC -- 2.3%
4,700   Hanna...................................  $   52
                                                  ------
        STEEL & STEEL WORKS -- 1.6%
2,200   Worthington Industries..................      36
                                                  ------
        TELEPHONE & TELECOMMUNICATION -- 2.2%
  550   Bell Atlantic...........................      34
  200   GTE.....................................      14
                                                  ------
                                                      48
                                                  ------
        Total common stock (cost $770)..........  $  761
                                                  ======

 PAR                                              VALUE
(000)                                             (000)
------                                            ------
CORPORATE BONDS -- 6.7%
        Bank One
$  50     8.000% due 04/29/2027.................  $   49
        New Jersey Bell
   50     7.850% due 11/15/2029.................      50
        Quebec Province
   50     7.500% due 09/15/2029.................      49
                                                  ------
        Total corporate bonds (cost $150).......  $  148
                                                  ======
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 29.1%
        FFCB
  150     5.790% due 02/23/2000.................  $  149
        FHLB
  150     5.790% due 02/03/2000.................     149
        FHLMC
  200     5.600% due 03/21/2000.................     198
        FNMA
  150     5.770% due 01/26/2000.................     150
                                                  ------
        Total U.S. government agency obligations  $  646
        (cost $645).............................
                                                  ======
U.S. TREASURY OBLIGATIONS -- 26.3%
        Treasury Bill
  472     5.399% due 01/20/2000.................  $  471
        Treasury Bond
  120     6.125% due 08/15/2029.................     114
                                                  ------
        Total U.S. Treasury Obligations (cost     $  585
        $591)...................................
                                                  ======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $770)................   34.3% $ 761
Total corporate bonds (cost $150)..............    6.7    148
Total U.S. government agency obligations (cost
 $645).........................................   29.1    646
Total U.S. treasury obligations (cost $591)....   26.3    585
                                                 -----  -----
Total investment in securities (total cost
 $2,156).......................................   96.4  2,140
Cash, receivables and other assets net of
 liabilities...................................    3.6     81
                                                 -----  -----
Net assets.....................................  100.0% $2,221
                                                 =====  =====

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Credit Corporation
FNMA -- Federal National Mortgage Association

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
FOR THE PERIOD ENDED DECEMBER 31, 1999*
 (ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (total cost
   $2,156) -- see accompanying portfolio..........  $2,140
  Receivable for Fund shares sold.................     10
  Receivable for dividends and interest...........      6
  Receivable from advisor (see note 3)............     21
  Cash and other assets...........................     66
                                                    -----
      Total assets................................  $2,243
                                                    -----
LIABILITIES:
  Accrued expenses payable........................    (22)
                                                    -----
      Total liabilities...........................    (22)
                                                    -----
SUMMARY OF SHAREHOLDERS' EQUITY:
      Capital stock, par value $0.001 per share;
      225,700 shares authorized; 225,700 shares
      outstanding.................................  $2,243
      Return of Capital...........................     (6)
      Unrealized appreciation (depreciation) of
      investments.................................    (16)
                                                    -----
      Net assets..................................  $2,221
                                                    =====

Net assets value, offering and redemption prices per share --
 Trust Class...................................................  $9.84
                                                                 ====

  *  Fund commenced operations on October 20, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999*
(ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends.......................................  $  3
  Interest........................................     8
                                                    ----
    Total investment income.......................    11
                                                    ----
EXPENSES:
  Investment advisory fees........................     1
  Administrative services fees....................     1
  Transfer agent fees.............................     1
  Professional fees...............................    11
  Directors fees..................................     3
  Printing fees...................................     6
  Other expenses..................................     1
                                                    ----
  Total expenses..................................    24
  Less: investment advisory fees waived...........    (1)
  Reimbursement from Advisor......................   (21)
                                                    ----
    Net expenses..................................     2
                                                    ----
  Net investment income (loss)....................     9
                                                    ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized and unrealized gain (loss) on
   investments....................................   (16)
                                                    ----
  Net decrease in net assets resulting from
   operations.....................................  $ (7)
                                                    ====

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999*
(ALL NUMBERS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income...........................  $   9
  Net unrealized appreciation (depreciation) of
   investments....................................    (16)
                                                    -----
  Net increase (decrease) in net assets resulting
   from operations................................     (7)
                                                    -----
DISTRIBUTIONS TO SHAREHOLDERS TRUST CLASS:
  From net investment income......................     (9)
  Return of Capital...............................     (6)
                                                    -----
  Total Distributions.............................    (15)
                                                    -----
CAPITAL SHARE TRANSACTIONS:
    Trust Class
      Proceeds from shares issued.................  2,228
      Dividends reinvested........................     15
                                                    -----
      Net increase (decrease) from capital share
      transactions................................  2,243
                                                    -----
      Net increase in net assets..................  2,243
NET ASSETS:
  Beginning of period.............................   --
                                                    -----
  End of period...................................  $2,221
                                                    =====
SHARES ISSUED AND REDEEMED:
    Trust Class:
      Shares issued...............................    225
      Reinvestments of distributions..............      1
    Total Trust Share Transactions................    226
                                                    -----
    Net change in fund share transactions.........    226
                                                    =====

  *  Fund commenced operations on October 20, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HUNTINGTON VA INCOME EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED DECEMBER 31, 1999*
--------------------------------------------------------------------------------

                                                        HUNTINGTON
                                                     VARIABLE ANNUITY
                                                    INCOME EQUITY FUND
                                                    ------------------

SELECTED PER-SHARE DATA
  Net Asset Value at Beginning of Period..........       $10.000
  Net Investment Income...........................         0.061
  Net Realized and Unrealized Gain (Loss) on
   Investments....................................        (0.130)
  Total from Investment Operations................        (0.069)
  Dividends from Net Investment Income............        (0.053)
  Return of Capital...............................        (0.035)
  Total Distributions.............................        (0.088)
  Net Increase (Decrease) in Net Assets Value.....        (0.157)
  Net Asset Value at End of Period................         9.843
  Total Return(1).................................         (0.72)%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets at End of Period (in thousands)......       $ 2,221
  Ratio of Expenses to Average Net Assets After
   Waivers(2).....................................          0.77%
  Ratio of Expenses to Average Net Assets Before
   Waivers(2).....................................         10.85%
  Ratio of Net Investment Income to Average Net
   Assets(2)......................................          4.30%
  Portfolio Turnover Rate.........................             0%

  *  Fund commenced operations on October 20, 1999
 1.  Not Annualized
 2.  Annualized

 HUNTINGTON VA FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

  (1) ORGANIZATION
     Huntington VA Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Huntington VA Funds are a series of mutual funds established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating Insurance Companies. Currently, Hartford Life Insurance Company is the only participant. As of December 31, 1999, the Trust consisted of two diversified portfolios (individually referred to as a "Fund", or collectively as the "Funds") as follows:

         Huntington VA Income Equity Fund
         Huntington VA Growth Fund*

     *Fund has yet to commence operations as of December 31, 1999

     The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held. Currently, there is only one class of Shares - the Trust Class.

  (2) SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statements. The actual results could differ from those estimates.

     A. INVESTMENT VALUATIONS-- Each Fund values its securities in calculating net asset values as follows. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a pricing service using methodology approved and authorized by the Board of Trustees (an "Authorized Pricing Service"). Debt securities traded on a national securities exchange or in the over-the-counter market are valued at their last-reported sale price, or, if there is no reported sale, at a bid price estimated by an Authorized Pricing Service. For the other debt securities, including zero-coupon securities, and foreign securities, an Authorized Pricing Service will be used.

          Short-term investments with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

          For securities, which cannot be priced by an Authorized Pricing Service, the Board of Trustees has authorized the Trust's recordkeeper to seek a good faith fair value determination from a broker-dealer or other financial intermediary. In certain circumstances, in accordance with the Trust's Security Valuation Policy, the recordkeeper may seek a good faith value determination where an Authorized Pricing Service has provided a price. The Trust's Security Valuation Policy has also established a Pricing Committee, which will price a security in the event that no price can be obtained from an Authorized Pricing Service, a broker-dealer or other financial intermediary.

          REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian banks' vault, all securities held as collateral under repurchase agreement transactions. Additionally, it's the policy of the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

          The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

 HUNTINGTON VA FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

          INVESTMENT INCOME, EXPENSE AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized, as required by the Internal Revenue Code, as amended (the "Code") which does not differ materially from GAAP.

          Income, expenses (other than class specific expenses) and realized and unrealized gains and losses for the Funds are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.

          FEDERAL TAXES--It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

      B.  OTHER-- Investment transactions are accounted for on the trade date.

          Gains or losses realized from the sale of securities are determined by comparing the identified cost of the security sold with the net sales proceeds.

  (3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE--The Huntington National Bank, the Trust's investment adviser ("Huntington" or the "Adviser"), receives for its service an annual investment advisory fee for each of the Funds at the following annual rates: Income Equity Variable Annuity 0.60% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit their total operating expenses (as a percentage of daily net assets on an annualized basis) to not more than 0.77%.

     ADMINISTRATION FEE--Huntington also serves as administrator to the Trust and was entitled to receive an annual fee of 0.11% of each Fund's average net assets, paid monthly, for services performed under the Trust's Administration Agreement through December 20, 1999. Huntington paid monthly to SEI Investments Mutual Funds Services ("SIMFS"), under a Sub-Administration Agreement through December 20, 1999, an annual fee of 0.045% of each Fund's average net assets for services performed. On December 20, 1999, Huntington entered into a new Administration Agreement whereby Huntington receives an annual fee of 0.14% of each Fund's average net assets, paid monthly, for services performed under the Trust's Administration Agreement. In addition, Huntington entered into a new Sub-Administration Agreement whereby Huntington pays SIMFS an annual fee of 0.05% for Sub-Administration and 0.03% for record keeping of each Fund's average net assets for services performed. The new Administration and Sub-Administration Agreement reflects the expansion of SIMFS' services to provide certain accounting and recordkeeping services.

     DISTRIBUTION AGREEMENT--SEI Investments Distribution Co. ("SIDCO") acts as the Trust's distributor pursuant to a Distribution Agreement. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investment Company, is the owner of all beneficial interests in SIMFS. SIDCO is a wholly owned subsidiary of SEI Investments Company.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSE, PORTFOLIO ACCOUNTING AND CUSTODIAN FEES--State Street Bank and Trust Company ("State Street") serves as the Trust's transfer agent and dividend disbursing agent. The fees payable to State Street for transfer agent and dividend disbursing services are based on the size, type and number of accounts and transactions made by shareholders.

     Currently SIMFS provides certain accounting and recordkeeping services with respect to each of the Funds' portfolios of investments as part of its Sub-Administration Agreement. Prior to December 20, 1999, Huntington provided certain accounting and recordkeeping services under a trust custodian agreement. Beginning December 20, 1999, these services are provided for under the Administration Agreement. Huntington receives an annual fee based on the level of each Fund's average daily net assets. For the year ended December 31, 1999, Huntington received fees of $61 for record keeping services.

     Huntington also receives a fee for its services as the custodian of the Funds' investment and other assets. For the year ended December 31, 1999, Huntington received fees of $71.

 HUNTINGTON VA FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

     For the year ended December 31, 1999, certain Officers of the Trust were Officers of SIMFS and SIDCO. Such Officers receive no compensation from the Trust.

  (4) INVESTMENT TRANSACTIONS

     Purchase and sales of investments, excluding short-term securities for the year ended December 31, 1999 were as follows (all numbers in thousands):

     INVESTMENT SECURITIES

                                                   PURCHASES   SALES
                                                   ---------  -------
         VA Income Equity                               311     --

  (5) NOTICE TO SHAREHOLDERS OF THE HUNTINGTON FUNDS
     (UNAUDITED)

     For the fiscal year ended December 31, 1999, each fund is designating long-term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows:

                                         (A)
                                      LONG TERM         (B)
                                       CAPITAL       ORDINARY          (C)                       (E)
                                        GAINS         INCOME          TOTAL          (D)         TAX
                                    DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   QUALIFYING    EXEMPT
         FUND                         TAX BASIS      TAX BASIS      TAX BASIS    DIVIDENDS(1)  INTEREST
         ----                       -------------  -------------  -------------  ------------  --------
         VA Income Equity                    0%            100%           100%           2%         0%

     Please consult your tax advisor for proper treatment of the information.

     (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deductions.

     * Items (A) and (B) are based on a percentage of the Funds' total distributions.

     ** Items (D) and (E) are based on a percentage of the Funds' ordinary income distributions.

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE HUNTINGTON VA FUNDS:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of the Huntington VA Income Equity Fund, including the schedule of portfolio investments, ("the Fund"), as of December 31, 1999, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from October 20, 1999 (commencement of operations) through December 31, 1999. These financial statements and the financial highlights are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by examination. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Huntington VA Income Equity Fund as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from October 20, 1999 through December 31, 1999.

KPMG LLP
Columbus, Ohio
February 11, 2000

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

ANNUAL REPORT
DECEMBER 31, 1999

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 1999
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this first annual report to shareholders for Mercury V.I. U.S. Large Cap Fund.

FISCAL YEAR IN REVIEW

Since inception (April 30, 1999) through December 31, 1999, the Fund's Class A Shares had a total return of +20.94%, outperforming the total return of the unmanaged Standard & Poor's (S&P) 500 Index of +11.0% during the same period. Since the Fund commenced operations on April 30, 1999, we have seen a steady inflow of cash, and the Fund had net assets of just over $24 million at year-end. At December 31, 1999, the Fund was fully invested with common stocks comprising 96.2% of the Fund's net assets.

During this fiscal period, the Fund benefited from its heavy weighting in selected technology and telecommunication issues, particularly in Yahoo! Inc., Cisco Systems, Inc. and Texas Instruments Incorporated. Technology and telecommunications were the star sectors for the year and were very strong during the fourth quarter of 1999, as investors became confident that the Year 2000 changeover would not cause material setbacks for these companies. Even rising bond yields later in the period were not enough to dampen investor enthusiasm for technology issues, although financial stocks, particularly banks, were weak on interest rate and execution concerns.

During the period, we took aggressive positions in selected technology and telecommunications issues. The Fund's general exposure to the technology sector as a whole was about neutral relative to the S&P 500 Index as we believe that the route to outperformance is through stock selection and not sectors.

Performance was held back by our holding in Tyco International Ltd., which performed poorly on concerns that its aggressive accounting policies masked a deterioration in underlying businesses. Our pharmaceutical holdings were also a drag on performance, as the sector was dogged by poor investor sentiment, relating to possible Medicare reforms.

INVESTMENT ENVIRONMENT

On June 30, 1999, the Federal Reserve Board increased interest rates by 0.25%, which set the tone for an expectation of further interest rate rises during the third quarter. The US current account deficit continued to be a source of negative surprise and as a result the Federal Reserve Board raised interest rates for a second time on August 24, 1999 to 5.25%. Market breadth worsened in the second half of the year, with nearly 60% of all S&P 500 Index stocks down over the year with only the technology sector able to outperform the market during the fourth quarter of the year. Bond yields rose over 25% from their trough in the fourth quarter of 1998 to the year-end level of 6.48%.

Despite the Federal Reserve Board's efforts to slow the economy by increasing the Federal Funds rate, gross domestic product growth showed no signs of a slowdown and finished up a strong 4% in 1999. This was primarily the result of strong consumer spending (up 3.6%), and a recovery in exports in the second half of the year. Nevertheless, inflationary pressures remained benign, as indicated by a consumer price index rise of only 2.3% during the year, while the unemployment rate continued its downward trend from 4.4% in April to 4.1% at the end of the year.

Following poor third quarter performance, equity markets improved during the fourth quarter, particularly the NASDAQ, which appreciated 48% during the quarter. The S&P 500 Index rose 14.5%, although excluding technology stocks, the Index would have been down 1%. Corporate activity reached record levels, with high-profile merger and acquisition activity, such as Dow Chemical Company and Union Carbide Corporation; Viacom Inc. and CBS Corporation; and the American Home Products Corporation/Pfizer Inc. battle over Warner-Lambert Company.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

Three increases in interest rates by the Federal Reserve Board failed to dampen enthusiasm for technology and telecommunications stocks. Communications equipment and cellular/wireless telecommunications were star performers over the period, as these industry sectors as measured by S&P were up 49.9% and 77.9%, respectively, driven by strong growth in sales of software and mobile phones. In data transmission, Qualcomm Incorporated (not a Fund holding) led the rise ending the period up 358.7%, with fiber optic components manufacturer JDS Uniphase Corporation up 263%.

Financial groups such as life insurance and investment bank/brokerage stocks performed poorly in an environment of rising interest rates. Despite a run up in mid October from excitement about changes in financial legislation, the S&P Financials Index closed the period down 14.6%. Property casualty insurers ended the year down 29.4% because of overcapitalization and a weak pricing environment. The healthcare sector struggled in the face of concerns about Medicare reform, a worsening legislative environment, and a dwindling pipeline of new drugs caused the drug sector to end the period down 14.5%. The worst-performing industry sector was waste management, which ended the period down 68.9%.

PORTFOLIO ACTIVITIES

Since the Fund's inception, we have maintained overweighted positions in selected technology and communications stocks. These two sectors were the key drivers of the Fund's performance during the second half of 1999. In the last two months of the year in particular, momentum behind these highly rated and fast-growing companies was strong and led to outperformance. The Fund also benefited from our initial purchase of these issues at the end of April, when a sector rotation out of growth stocks into value stocks temporarily depressed prices.

In October we initiated a position in Citigroup Inc. This company has leadership positions in consolidating industries such as credit cards, consumer finance, and insurance and stands to be a prime beneficiary as financial services converge. It is also one of the few financial companies within the sector where earnings estimates have been rising. We also purchased Citrix Systems, Inc. in November, which saw substantial outperformance in the last two months of the year as expectations for wireless applications rose.

During the period, we made several notable sales. We sold Tyco International Ltd. because of deteriorating fundamentals and reduced our exposure to the financial sector by selling U.S. Bancorp and Washington Mutual, Inc. on the basis that we believe financial stocks will not perform well in an environment of rising interest rates. We also reduced our holding in Microsoft Corporation in November over concerns that the Department of Justice action would limit any upside appreciation in the stock in the near term.

IN CONCLUSION

We thank you for your investment in Mercury V.I U.S. Large Cap Fund, and we look forward to servicing your investment needs in the months and years ahead.

Sincerely,

[SIGNATURE]

Jeffrey Peek

President

[SIGNATURE]

Michael Morony

Portfolio Manager

February 10, 2000

--------------------------------------------------------------------------------

MERCURY INTERNATIONAL V.I. U.S. LARGE CAP FUND
Performance Information
December 31, 1999
--------------------------------------------------------------------------------

                   TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MERCURY VI US LARGE       S&P 500
           CAP FUND + - CLASS A SHARES*  INDEX ++
4/30/99**                       $10,000   $10,000
12/99                           $12,094   $11,100

* Assuming transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

+ The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++ This unmanaged broad-based Index is comprised of common stocks.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

                             AGGREGATE TOTAL RETURN
--------------------------------------------------------------------------------

CLASS A SHARES                                                  % RETURN
--------------------------------------------------------------------------
Inception (4/30/99) to 12/31/99                                +20.94%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                              SINCE INCEPTION
AS OF DECEMBER 31, 1999                                        TOTAL RETURN
-----------------------------------------------------------------------------
Class A Shares                                                   +20.94%
-----------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE                    9,200    United Technologies Corporation                          $   598,000       2.5%
------------------------------------------------------------------------------------------------------------------------
AUTOS & AUTO RELATED         4,250    Ford Motor Company                                           227,109       0.9
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    9,300    PepsiCo, Inc.                                                327,825       1.4
------------------------------------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES       4,300    The Estee Lauder Companies Inc. (Class A)                    216,881       0.9
------------------------------------------------------------------------------------------------------------------------
DOMESTIC OIL                 5,600    Texaco Inc.                                                  304,150       1.2
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         9,450    General Electric Company                                   1,462,388       6.1
                             5,475    Honeywell International Inc.                                 315,839       1.3
                                                                                               -----------     -----
                                                                                                 1,778,227       7.4
------------------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES--          2,950    American Express Company                                     490,438       2.0
CONSUMER & DIVERSIFIED       3,100    Bank of America Corporation                                  155,581       0.7
                            10,500    Citigroup Inc.                                               583,406       2.4
                             2,550    Providian Financial Corporation                              232,209       1.0
                                                                                               -----------     -----
                                                                                                 1,461,634       6.1
------------------------------------------------------------------------------------------------------------------------
FOOD RETAILERS               9,500    +The Kroger Co.                                              179,313       0.7
                             4,150    +Safeway Inc.                                                147,584       0.6
                                                                                               -----------     -----
                                                                                                   326,897       1.3
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS              3,500    Weyerhaeuser Company                                         251,344       1.0
------------------------------------------------------------------------------------------------------------------------
GENERAL & DRUG               7,575    The Home Depot, Inc.                                         519,361       2.2
RETAILING                    3,950    +Kohl's Corporation                                          285,141       1.2
                            10,900    Wal-Mart Stores, Inc.                                        753,462       3.1
                            10,500    Walgreen Co.                                                 307,125       1.3
                                                                                               -----------     -----
                                                                                                 1,865,089       7.8
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS           9,200    The Dial Corporation                                         223,675       0.9
                             5,800    The Procter & Gamble Company                                 635,463       2.6
                                                                                               -----------     -----
                                                                                                   859,138       3.5
------------------------------------------------------------------------------------------------------------------------
INSURANCE                    4,800    American International Group, Inc.                           519,000       2.2
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OIL            8,500    Conoco Inc. (Class B)                                        211,438       0.9
                            12,786    Exxon Mobil Corporation                                    1,030,072       4.3
                                                                                               -----------     -----
                                                                                                 1,241,510       5.2
------------------------------------------------------------------------------------------------------------------------
MEDIA                        8,950    +Infinity Broadcasting Corporation (Class A)                 323,878       1.4
                             4,400    The Walt Disney Company                                      128,700       0.5
                                                                                               -----------     -----
                                                                                                   452,578       1.9
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              6,650    Bristol-Myers Squibb Company                                 426,847       1.8
                             6,700    Merck & Co., Inc.                                            449,319       1.9
                             7,050    Pfizer Inc.                                                  228,684       0.9
                             3,900    Schering-Plough Corporation                                  164,531       0.7
                             4,450    Warner-Lambert Company                                       364,622       1.5
                                                                                               -----------     -----
                                                                                                 1,634,003       6.8
------------------------------------------------------------------------------------------------------------------------
REGIONAL BANKS               6,700    FleetBoston Financial Corporation                            233,244       1.0
                            11,300    Mellon Financial Corporation                                 384,906       1.6
                                                                                               -----------     -----
                                                                                                   618,150       2.6
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--                10,000    +Cisco Systems, Inc.                                       1,070,625       4.5
SEMICONDUCTORS,              8,000    +Dell Computer Corporation                                   407,500       1.7
NETWORK & OTHER              3,900    +EMC Corporation                                             426,075       1.8
HARDWARE                     4,650    Intel Corporation                                            382,463       1.6
                             4,800    +JDS Uniphase Corporation                                    774,000       3.2
                             2,800    +Sun Microsystems, Inc.                                      216,650       0.9
                             3,100    +Tellabs, Inc.                                               198,787       0.8
                             5,700    Texas Instruments Incorporated                               552,187       2.3
                                                                                               -----------     -----
                                                                                                 4,028,287      16.8
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
TECHNOLOGY--                 8,900    +America Online, Inc.                                    $   671,394       2.8%
SOFTWARE & SERVICES          2,750    +BMC Software, Inc.                                          219,656       0.9
EQUIPMENT                    3,100    +Citrix Systems, Inc.                                        381,106       1.6
                             9,600    +Microsoft Corporation                                     1,120,200       4.7
                             1,700    +VeriSign, Inc.                                              324,912       1.3
                               700    +Yahoo! Inc.                                                 302,881       1.3
                                                                                               -----------     -----
                                                                                                 3,020,149      12.6
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           5,800    AT&T Corp.                                                   294,350       1.2
                             9,100    Bell Atlantic Corporation                                    560,219       2.3
                             6,882    +Global Crossing Ltd.                                        343,670       1.4
                             6,150    +MCI WorldCom Inc.                                           325,950       1.4
                             3,100    +Nextel Communications, Inc. (Class A)                       319,494       1.3
                             5,400    +Qwest Communications International Inc.                     231,863       1.0
                             3,750    SBC Communications Inc.                                      182,813       0.8
                             7,400    Sprint Corp. (FON Group)                                     498,112       2.1
                             6,050    +Sprint Corp. (PCS Group)                                    620,125       2.6
                                                                                               -----------     -----
                                                                                                 3,376,596      14.1
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS (COST -- $19,970,835)                 23,106,567      96.2
------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT                      SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $798,000    General Motors Acceptance Corp.,
                                       5% due 1/03/2000                                            797,778       3.3
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST -- $797,778)               797,778       3.3
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST -- $20,768,613)................   23,904,345      99.5

                                      OTHER ASSETS LESS LIABILITIES..........................      109,502       0.5
                                                                                               -----------     -----
                                      NET ASSETS.............................................  $24,013,847     100.0%
                                                                                               ===========     =====
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $20,768,613)......            $23,904,345
Cash........................................................                    554
Receivables:
  Investment adviser........................................  $42,837
  Capital shares sold.......................................   33,943
  Dividends.................................................   11,194
  Securities sold...........................................    4,500        92,474
                                                              -------
Prepaid expense.............................................                 63,587
                                                                        -----------
  Total assets..............................................             24,060,960
                                                                        -----------
LIABILITIES:
Capital shares redeemed payable.............................                    140
Accrued expenses and other liabilities......................                 46,973
                                                                        -----------
  Total liabilities.........................................                 47,113
                                                                        -----------
NET ASSETS:
Net assets..................................................            $24,013,847
                                                                        ===========
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................            $       200
Paid-in capital in excess of par............................             20,978,412
Accumulated realized capital loss on investments -- net.....                (47,005)
Accumulated distributions in excess of realized capital
  gains on investments -- net...............................                (53,492)
Unrealized appreciation on investments -- net...............              3,135,732
                                                                        -----------
NET ASSETS..................................................            $24,013,847
                                                                        ===========
NET ASSET VALUE:
Class A -- Based on net assets of $24,013,847 and 1,996,009
  shares outstanding........................................            $     12.03
                                                                        ===========

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Operations for the Period April 30, 1999+ to December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $   63,831
Interest and discount earned................................                  28,081
                                                                          ----------
Total income................................................                  91,912
                                                                          ----------
EXPENSES:
Offering costs..............................................  $  74,163
Investment advisory fees....................................     50,626
Custodian fees..............................................     22,105
Director's fees and expenses................................     22,000
Professional fees...........................................     19,953
Printing and shareholder reports............................     19,229
Transfer agent fees.........................................      6,747
Registration fees...........................................      5,751
Pricing fees................................................         12
                                                              ---------
Total expenses before reimbursement.........................    220,586
Reimbursement of expenses...................................   (123,228)
                                                              ---------
Total expenses after reimbursement..........................                  97,358
                                                                          ----------
Investment loss -- net......................................                  (5,446)
                                                                          ----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                 (47,005)
Unrealized appreciation on investments -- net...............               3,135,732
                                                                          ----------
Net realized and unrealized gain on investments.............               3,088,727
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $3,083,281
                                                                          ==========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                              APRIL 30, 1999+ TO
INCREASE (DECREASE) IN NET ASSETS:                             DECEMBER 31, 1999
---------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................      $    (5,446)
Realized loss on investments -- net.........................          (47,005)
Unrealized appreciation on investments -- net...............        3,135,732
                                                                  -----------
Net increase in net assets resulting from operations........        3,083,281
                                                                  -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
In excess of investment income -- net:
  Class A...................................................          (69,125)
In excess of realized gain on investments -- net:
  Class A...................................................          (53,492)
                                                                  -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................         (122,617)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       21,053,083
                                                                  -----------
NET ASSETS:
Total increase in net assets................................       24,013,747
Beginning of period.........................................              100
                                                                  -----------
End of period...............................................      $24,013,847
                                                                  ===========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION             CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                         --------------------
                                                                 FOR THE PERIOD
                                                               APRIL 30, 1999+ TO
INCREASE/DECREASE IN NET ASSET VALUE:                          DECEMBER 31, 1999
----------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 10.00
                                                                    -------
Investment loss -- net......................................             --++
Realized and unrealized gain on investments -- net..........           2.10
                                                                    -------
Total from investment operations............................           2.10
                                                                    -------
Less dividends and distributions:
  In excess of investment income -- net.....................           (.04)
  In excess of realized gain on investments -- net..........           (.03)
                                                                    -------
Total dividends and distributions...........................           (.07)
                                                                    -------
Net asset value, end of period..............................        $ 12.03
                                                                    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         20.94%+++
                                                                    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................          1.25%*
                                                                    =======
Expenses....................................................          2.83%*
                                                                    =======
Investment loss -- net......................................          (.07%)*
                                                                    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................        $24,014
                                                                    =======
Portfolio turnover..........................................         37.25%
                                                                    =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Mercury V.I. U.S Large Cap Fund (the "Fund") is a series of Mercury Asset Management V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on April 30, 1999, the Fund had no operations other than those relating to organizational matters and the issuance of 10 capital shares of the Fund on April 19, 1999 to Mercury Asset Management International Ltd. ("Mercury International") for $100. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

(g) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $74,571 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Mercury International, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Mercury International has entered into a Sub-Advisory Agreement with FAM with respect to the Fund, pursuant to which FAM provides investment advisory services with

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------
respect to the Fund's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

Mercury International has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively. These expense limits will be in place through April 2000.

For the period April 30, 1999 to December 31, 1999, Mercury International earned fees of $50,626, all of which were waived. FAM also reimbursed the Fund for additional expenses of $72,602.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury International, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 30, 1999 to December 31, 1999 were $24,220,384 and $4,202,544, respectively.

Net realized losses for the period April 30, 1999 to December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

                                                              REALIZED    UNREALIZED
                                                               LOSSES        GAINS
-------------------------------------------------------------------------------------
Long-term investments.......................................  $(47,005)   $3,135,732
                                                              --------    ----------
Total investments...........................................  $(47,005)   $3,135,732
                                                              ========    ==========

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,062,898, of which $3,588,870 related to appreciated securities and $525,972 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $20,841,447.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

                                                                                      DOLLAR
CLASS A SHARES FOR THE PERIOD APRIL 30, 1999+ TO DECEMBER 30, 1999       SHARES       AMOUNT
-----------------------------------------------------------------------------------------------
  Shares sold...................................................        2,113,257   $22,372,710
  Shares issued to shareholders in reinvestment of dividends
    and distributions...........................................           10,561       122,618
                                                                       ----------   -----------
  Total issued..................................................        2,123,818    22,495,328
  Shares redeemed...............................................         (127,819)   (1,442,245)
                                                                       ----------   -----------
  Net increase..................................................        1,995,999   $21,053,083
                                                                       ==========   ===========

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 10 shares to Mercury International for $100.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. as of December 31, 1999, the related statements of operations, changes in net assets and the financial highlights for the period April 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2000

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President

DAVID O. BEIM-Director

JAMES T. FLYNN-Director

W. CARL KESTER-Director

KAREN P. ROBARDS-Director

TERRY K. GLENN-Director and Executive Vice President

DONALD C. BURKE-Vice President and Treasurer

ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury V.I. U.S. Large Cap Fund of
Mercury Asset Management V.I. Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


  [LOGO]      Printed on post-consumer recycled paper                              MERCVI1--12/99